UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT ON REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES
                     INVESTMENT COMPANY ACT FILE NUMBER 811-4401

                            NORTH TRACK FUNDS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                           250 EAST WISCONSIN AVENUE
                                   SUITE 2000
                              MILWAUKEE, WI 53202
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)--(ZIP CODE)

                          DAVID G. STOEFFEL, PRESIDENT
                            NORTH TRACK FUNDS, INC.
                           250 EAST WISCONSIN AVENUE
                                   SUITE 2000
                           MILWAUKEE, WISCONSIN 53202
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                WITH A COPY TO:

                                  VINITA PAUL
                              QUARLES & BRADY LLP
                           411 EAST WISCONSIN AVENUE
                           MILWAUKEE, WISCONSIN 53202

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (414) 978-6400

                   DATE OF FISCAL YEAR END:  OCTOBER 31, 2005

                  DATE OF REPORTING PERIOD:  OCTOBER 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

(NORTH TRACK LOGO)
INDEX FUNDS WITH ADVICE

ANNUAL REPORT
TO SHAREHOLDERS
October 31, 2005

EQUITY FUNDS
> S&P 100 INDEX FUND
> ARCAEX TECH 100 INDEX FUND
> DOW JONES EQUITY INCOME 100 PLUS FUND
> DOW JONES U.S. HEALTH CARE 100 PLUS FUND
> DOW JONES U.S. FINANCIAL 100 PLUS FUND
> STRATEGIC ALLOCATION FUND
> GENEVA GROWTH FUND

BOND FUNDS
> WISCONSIN TAX-EXEMPT FUND

PERFORMANCE SUMMARY (Data as of October 31, 2005)

                                              TOTAL RETURNS AT NAV                           TOTAL RETURNS WITH SALES CHARGE*<F1>

                                              10 YEAR/                             CALENDAR  10 YEAR/
                          TICKER   INCEPTION  INCEPTION   5 YEAR  3 YEAR   1 YEAR  YTD       INCEPTION    5 YEAR   3 YEAR  1 YEAR
                          ------   ---------  ---------   ------  ------   ------  --------  ---------    ------   ------  ------
EQUITY INDEX FUNDS
------------------
S&P 100 INDEX (A)         PPSPX    12/20/85   7.56%**<F2> -5.36%   8.12%    3.89%   -2.53%    6.99%**<F2> -6.38%    6.19%   -1.56%
S&P 100 INDEX (B)         PSUBX    7/27/98   -0.33%       -6.06%   7.32%    3.14%   -3.12%   -0.33%       -6.43%    6.15%   -1.86%
S&P 100 INDEX (C)         SPPCX    5/8/00    -5.86%       -6.05%   7.32%    3.10%   -3.17%   -5.86%       -6.05%    7.32%    2.10%
S&P 100 INDEX (R)         NSPRX    9/27/05   -0.91%        -       -        -        -         -           -        -        -
ARCAEX TECH 100 INDEX (A) PPTIX    6/10/96   13.96%       -4.61%  20.17%   11.43%   1.99%    13.30%       -5.63%   18.03%    5.58%
ARCAEX TECH 100 INDEX (B) PSEBX    7/27/98   10.23%       -5.32%  19.29%   10.61%   1.35%    10.23%       -5.62%   18.35%    5.61%
ARCAEX TECH 100 INDEX (C) PTICX    5/8/00    -6.13%       -5.32%  19.26%   10.57%   1.33%    -6.12%       -5.32%   19.26%    9.57%
ARCAEX TECH 100 INDEX (R) NPTRX    8/1/05    -1.16%        -       -        -        -         -           -        -        -
DJ EQUITY INCOME 100 (A)  NJPAX    4/1/05    -1.58%        -       -        -        -         -           -        -        -
DJ EQUITY INCOME 100 (B)  NJPBX    4/1/05    -2.09%        -       -        -        -         -           -        -        -
DJ EQUITY INCOME 100 (C)  NJPCX    4/1/05    -1.00%        -       -        -        -         -           -        -        -
DJ EQUITY INCOME 100 (R)  NJPRX    9/27/05   -2.92%        -       -        -        -         -           -        -        -
DJ US HEALTH CARE (A)     NDJAX    4/17/01    3.18%        -      11.35%   13.34%   3.91%     1.96%        -        9.37%    7.39%
DJ US HEALTH CARE (B)     NDJBX    4/17/01    2.42%        -      10.51%   12.47%   3.18%     2.01%        -        9.41%    7.47%
DJ US HEALTH CARE (C)     NDJCX    4/17/01    2.44%        -      10.50%   12.46%   3.17%     2.44%        -       10.50%   11.46%
DJ US HEALTH CARE (R)     NJCRX    9/27/05   -2.23%        -       -        -        -         -           -        -        -
DJ US FINANCIAL (A)       NDUAX    4/17/01    5.26%        -      12.56%    8.18%   0.83%     4.02%        -       10.56%    2.50%
DJ US FINANCIAL (B)       NDUBX    4/17/01    4.48%        -      11.69%    7.35%   0.17%     4.10%        -       10.61%    2.35%
DJ US FINANCIAL (C)       NDUCX    4/17/01    4.48%        -      11.70%    7.33%   0.25%     4.48%        -       11.70%    6.33%
DJ US FINANCIAL (R)       NJHRX    9/27/05    3.41%        -       -        -        -         -           -        -        -

ASSET ALLOCATION FUND
---------------------
STRATEGIC ALLOCATION (A)  NTSAX    12/10/03   7.41%        -       -       10.31%   1.78%     4.40%        -        -        4.52%
STRATEGIC ALLOCATION (B)  NTSBX    12/10/03   6.57%        -       -        9.51%   1.17%     4.56%        -        -        4.51%
STRATEGIC ALLOCATION (C)  NTSCX    12/10/03   6.62%        -       -        9.51%   1.16%     6.62%        -        -        8.51%

ACTIVE EQUITY FUND
------------------
GENEVA GROWTH (A)         PNMAX    1/4/99     7.68%       4.56%   16.06%   17.85%   8.30%     6.83%       3.44%    13.99%   11.66%
GENEVA GROWTH (B)         PNMBX    1/4/99     6.92%       3.79%   15.19%   17.05%   7.71%     6.92%       3.44%    14.18%   12.05%
GENEVA GROWTH (C)         MGPCX    5/8/00     7.34%       3.85%   15.19%   17.00%   7.61%     7.33%       3.85%    15.19%   16.00%
GENEVA GROWTH (R)         NGGRX    9/21/05    3.37%        -       -        -        -         -           -        -        -

FIXED-INCOME FUND
-----------------
WISCONSIN TAX-EXEMPT (A)  PWTEX    6/13/94    4.89%**<F2> 5.23%    3.75%    1.68%   1.37%     4.52%**<F2> 4.48%     2.52%   -1.88%
WISCONSIN TAX-EXEMPT (B)  WTEBX    1/6/03     2.78%        -       -        0.86%   0.68%     1.42%        -        -       -4.04%
WISCONSIN TAX-EXEMPT (C)  WTECX    1/6/03     2.78%        -       -        0.87%   0.78%     2.78%        -        -       -0.12%

 *<F1> Class A shares of all of the Funds except the WisconsinTax-Exempt Fund have a maximum sales charge of 5.25%. Class A shares of the WisconsinTax-Exempt Fund have a maximum sales charge of 3.50%. Class B shares of all the Funds are subject to a Contingent Deferred Sales Charge (CDSC). The CDSC declines from 5.00% to 0.00% over a six-year period. Class B shares automatically convert to Class A shares after eight years. Class C shares of all the Funds are subject to a 1.00% CDSC if redeemed within 18 months. Class C shares do not convert to other share classes. Performance information for periods under a year have been excluded.
**<F2> Performance is for the 10-year period and not from the fund's inception date.

PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT AN INVESTOR WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TOTAL RETURNS INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS FOR EACH OF THE FUNDS.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THIS MATERIAL MAY NOT BE USED IN CONJUNCTION WITH THE OFFERING OF SECURITIES UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. PROSPECTIVE PURCHASERS SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS AND CHARGES AND EXPENSES OF THE INVESTMENT COMPANY CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER IMPORTANT INFORMATION ABOUT THE FUNDS. PLEASE READ IT CAREFULLY BEFORE INVESTING.

Income from the WisconsinTax-Exempt Fund may be subject to AMTtaxes as well as state and local taxes. Securities of small and mid-sized companies may be more volatile than securities issued by larger companies. Investments in a single industry may involve greater risks and price volatility.

In the past, the Advisor, Ziegler Capital Management ("ZCM"), reimbursed a portion of the advisory fees for the ArcaEx Tech 100 Index, Geneva Growth and Wisconsin Tax-Exempt Funds. ZCM has contractually agreed to reimburse the Dow Jones U.S. Health Care and Financial 100 Plus Funds through February 2006, so that total expenses will not exceed 1.35% on Class A shares, 2.10% on Class B and C shares, and 1.85% on Class R shares. ZCM has contractually agreed to reimburse the Dow Jones Equity Income 100 Plus Fund so that total expenses will not exceed 1.15% on Class A shares, and 1.90% on Class B and C shares, and 1.65% on Class R shares. The Advisor has voluntarily agreed to reimburse the S&P 100 Index Fund 0.10% of its total expenses. The Advisor has voluntarily agreed to reimburse the Strategic Allocation Fund so that total expenses will not exceed 0.80% on Class A shares, 1.55% on Class B and C shares, and 1.30% on Class R shares. Without such reimbursements, total returns would have been less.

As of March 21, 2005, all the Funds, with the exception of the Wisconsin Tax-Exempt Fund, began offering R shares. Because no Class R shares of the Strategic Allocation Fund were sold as of October 31, 2005, no performance information for Class R shares of the Strategic Allocation Fund has been included.

"Standard & Poor's," "Standard & Poor's 100," S&P," and "S&P 100" are trademarks of McGraw-Hill, Inc. ArcaEx and Archipelago Exchange are trademarks of Archipelago Holdings, Inc. Dow Jones is a service mark of Dow Jones and Company. These marks have been licensed for use by the licensee. S&P, Archipelago and Dow Jones do not sponsor, endorse, sell or promote these funds and make no representation regarding the advisability of investing in these funds.

B.C. Ziegler and Company distributor. Member NASD/SIPC.

Not a Deposit         Not FDIC Insured         Not Guaranteed by the Bank
May Lose Value        Not Insured by any Federal Government Agency

                                    CONTENTS

       President's Letter                                              3
       Charts and Manager Commentaries                                 4
       Schedules of Investments                                       20
       Statements of Assets and Liabilities                           52
       Statements of Operations                                       56
       Statements of Changes in Net Assets                            58
       Financial Highlights                                           62
       Notes to Financial Statements                                  78
       Report of Independent Registered Public Accounting Firm        90
       Directors and Officers                                         91
       Tax Information                                                93
       Expense Information                                            93
       Board Approval of Investment Advisory Agreements               99

CAUTIONARY NOTE ON FORWARD-LOOKING STATEMENTS

Some of the matters discussed in this report are forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any predictions, recommendations, assessments, analyses or outlooks for individual securities, industries, prevailing interest rates, yields, returns, economic sectors and/or securities markets and can be identified as such because the context of the statements may include words such as "will," "should," "believes," "predicts," "expects," "anticipates," "foresees," "hopes" and words of similar import. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in its current Prospectus, such as market, objective, industry, credit and interest rate risks, other factors bearing on these reports include the accuracy of the adviser's or portfolio manager's forecasts and predictions about particular securities, industries, markets and the general economy in making investment decisions; the appropriateness of the investment strategies designed by the adviser or portfolio manager; and the ability of the adviser or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any Fund to differ materially from anticipated performance. The forward-looking statements included herein are made only as of the date of this Report, and North Track undertakes no obligation to update such forward-looking statements to reflect subsequent events, conditions or circumstances.

                            NORTH TRACK FUNDS, INC.
                               PRESIDENT'S LETTER
                         ANNUAL REPORT TO SHAREHOLDERS
                                OCTOBER 31, 2005

                                                               December 12, 2005

DEAR SHAREHOLDER:

I am pleased to provide you with the Annual Report for North Track Funds for the year ended October 31, 2005.

This report includes comparative performance information, portfolio and market commentary, schedules of investments and financial statements and highlights. I hope you take a few minutes to review this information and find it useful in monitoring your investment.

The North Track Funds enjoyed several noteworthy events over the last year. Working with Dow Jones and Company to develop a broadly diversified income generating portfolio that could benefit from the favorable tax treatment afforded to qualifying dividends and the potential for stock appreciation, the North Track Funds launched the North Track Dow Jones Equity Income 100 Plus Fund in April. As is the case with our other Funds, the Dow Jones Equity Income 100 Plus Fund is available in various share classes. In June, the net assets of the Geneva Growth Funds reached over $100 million, and in October, the PSE Tech 100 Index Fund was renamed the ArcaEx Tech 100 Index Fund. The Fund's name was changed to reflect the change in the name of the Index the Fund replicates, from the Pacific Exchange Technology Stock Index to the ArcaEx Tech 100 Index, which was the result of Archipelago Holdings, Inc. acquiring PCX Holdings, Inc. and its subsidiaries, the Pacific Exchange, Inc. and PCX Equities, Inc. In addition, recently, Archipelago Holdings, Inc, merged with the New York Stock Exchange, Inc. We are very excited about this new branding of the Index and Archipelago's new enhanced partnerships. More information about these and other North Track Funds can be obtained through your investment consultant or by calling North Track Funds for a Prospectus at 1-800-826-4600.

On the operational front, we recently incorporated an Automated Information Line into our phone system to make access to price and balance information available around the clock for your convenience. We also encourage you to visit our website at www.northtrackfunds.com for current market commentary and more
           -----------------------
information about our Fund Family.

Thank you for your continued confidence in North Track and, as always, we welcome your questions or comments.

Best Regards,

/s/David G. Stoeffel

David G. Stoeffel
President and CEO

This report contains information for existing shareholders of North Track Funds, Inc. It does not constitute an offer to sell. If an investor wishes to receive more information about the Funds, the investor should obtain a Prospectus, which includes a discussion of each Fund's investment objectives and risks and all sales charges and expenses of the relevant Fund(s). A Prospectus can be obtained by calling us at 1-800-826-4600. Please read the Prospectus carefully before investing in any of the North Track Funds.

S&P 100 INDEX FUND

  The graph below compares the change in value of a $10,000 investment in Class A shares of the S&P 100 Index Fund with the S&P 100 Index for the past 10 fiscal years. The performance of the Fund shown below reflects a deduction of the maximum 5.25% sales charge and fund operating expenses. Performance of other share classes can be found on the inside front cover of this report.

       Date          North Track S&P 100 Index Fund          S&P 100 Index
       ----          ------------------------------          -------------
     10/31/95                     $9,475                        $10,000
     11/30/95                     $9,851                        $10,415
     12/31/95                    $10,005                        $10,590
      1/31/96                    $10,400                        $11,036
      2/29/96                    $10,528                        $11,192
      3/31/96                    $10,632                        $11,306
      4/30/96                    $10,760                        $11,468
      5/31/96                    $11,022                        $11,780
      6/30/96                    $11,039                        $11,826
      7/31/96                    $10,493                        $11,274
      8/31/96                    $10,730                        $11,544
      9/30/96                    $11,279                        $12,156
     10/31/96                    $11,563                        $12,518
     11/30/96                    $12,463                        $13,514
     12/31/96                    $12,248                        $13,292
      1/31/97                    $12,997                        $14,260
      2/28/97                    $12,958                        $14,228
      3/31/97                    $12,479                        $13,673
      4/30/97                    $13,218                        $14,587
      5/31/97                    $13,919                        $15,379
      6/30/97                    $14,506                        $16,040
      7/31/97                    $15,700                        $17,347
      8/31/97                    $14,679                        $16,236
      9/30/97                    $15,435                        $17,100
     10/31/97                    $14,753                        $16,361
     11/30/97                    $15,513                        $17,226
     12/31/97                    $15,528                        $17,285
      1/31/98                    $15,849                        $17,629
      2/28/98                    $16,981                        $18,904
      3/31/98                    $17,877                        $19,948
      4/30/98                    $18,141                        $20,248
      5/31/98                    $17,882                        $19,996
      6/30/98                    $18,768                        $20,986
      7/31/98                    $18,659                        $20,869
      8/31/98                    $15,945                        $17,875
      9/30/98                    $16,740                        $18,736
     10/31/98                    $18,206                        $20,418
     11/30/98                    $19,608                        $21,977
     12/31/98                    $20,546                        $23,028
      1/31/99                    $21,800                        $24,425
      2/28/99                    $21,017                        $23,612
      3/31/99                    $21,994                        $24,721
      4/30/99                    $22,978                        $25,847
      5/31/99                    $22,389                        $25,224
      6/30/99                    $23,983                        $27,004
      7/31/99                    $23,252                        $26,215
      8/31/99                    $23,570                        $26,585
      9/30/99                    $22,936                        $25,856
     10/31/99                    $24,476                        $27,588
     11/30/99                    $25,239                        $28,455
     12/31/99                    $27,187                        $30,567
    1/31/2000                    $25,837                        $29,093
    2/29/2000                    $25,419                        $28,522
    3/31/2000                    $28,088                        $31,504
    4/30/2000                    $26,912                        $30,220
    5/31/2000                    $26,231                        $29,484
    6/30/2000                    $27,204                        $30,612
    7/31/2000                    $26,947                        $30,339
    8/31/2000                    $28,501                        $32,113
    9/30/2000                    $26,177                        $29,509
   10/31/2000                    $25,878                        $29,179
   11/30/2000                    $24,041                        $27,132
   12/31/2000                    $23,671                        $26,732
    1/31/2001                    $24,637                        $27,872
    2/28/2001                    $22,043                        $25,001
    3/31/2001                    $20,312                        $23,106
    4/30/2001                    $22,183                        $25,226
    5/31/2001                    $22,219                        $25,292
    6/30/2001                    $21,715                        $24,747
    7/31/2001                    $21,357                        $24,383
    8/31/2001                    $19,820                        $22,666
    9/30/2001                    $18,307                        $20,951
   10/31/2001                    $18,696                        $21,417
   11/30/2001                    $20,099                        $23,036
   12/31/2001                    $20,093                        $23,048
    1/31/2002                    $19,723                        $22,647
    2/28/2002                    $19,346                        $22,244
    3/31/2002                    $19,868                        $22,874
    4/30/2002                    $18,301                        $21,092
    5/31/2002                    $18,192                        $20,997
    6/30/2002                    $16,856                        $19,477
    7/31/2002                    $15,775                        $18,256
    8/31/2002                    $15,847                        $18,362
    9/30/2002                    $14,019                        $16,259
   10/31/2002                    $15,544                        $18,039
   11/30/2002                    $16,497                        $19,173
   12/31/2002                    $15,336                        $17,844
    1/31/2003                    $14,921                        $17,380
    2/28/2003                    $14,689                        $17,124
    3/31/2003                    $14,829                        $17,300
    4/30/2003                    $16,087                        $18,788
    5/31/2003                    $16,715                        $19,535
    6/30/2003                    $16,978                        $19,858
    7/31/2003                    $17,295                        $20,248
    8/31/2003                    $17,448                        $20,445
    9/30/2003                    $17,289                        $20,283
   10/31/2003                    $18,052                        $21,193
   11/30/2003                    $18,095                        $21,259
   12/31/2003                    $19,154                        $22,526
    1/31/2004                    $19,492                        $22,942
    2/29/2004                    $19,658                        $23,156
    3/31/2004                    $19,197                        $22,638
    4/30/2004                    $18,847                        $22,245
    5/31/2004                    $19,007                        $22,456
    6/30/2004                    $19,326                        $22,855
    7/31/2004                    $18,767                        $22,214
    8/31/2004                    $18,822                        $22,300
    9/30/2004                    $18,699                        $22,176
   10/31/2004                    $18,908                        $22,446
   11/30/2004                    $19,517                        $23,188
   12/31/2004                    $20,156                        $23,973
    1/31/2005                    $19,794                        $23,562
    2/28/2005                    $20,162                        $24,019
    3/31/2005                    $19,732                        $23,532
    4/30/2005                    $19,420                        $23,181
    5/31/2005                    $19,856                        $23,726
    6/30/2005                    $19,645                        $23,496
    7/31/2005                    $20,162                        $24,140
    8/31/2005                    $19,906                        $23,855
    9/30/2005                    $20,000                        $23,984
   10/31/2005                    $19,645                        $23,586

                          AVERAGE ANNUAL TOTAL RETURN

                                     1-Year         5-Year        10-Year
                                     ------         ------        -------
S&P 100 Index Fund:
  Class A Shares                      -1.56         -6.38%         6.99%

Past performance is not predictive of future results, and the information set forth above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P 100 Index consists of 100 common stocks for which options trade on the U.S. stock exchanges. It is a subset of the S&P 500 Index. The Index does not reflect any sales charges or other fees and expenses you would pay if you attempted to replicate the Index.

TOP MARKET SECTORS AS OF OCTOBER 31, 2005 AS A PERCENT OF NET ASSETS

Financial Services                           19.8%
Information Technology                       15.9%
Consumer Staples                             12.6%
Industrials                                  12.6%
Health Care                                  12.5%
Energy                                        9.9%
Consumer Discretionary                        8.4%
All Other*<F3>                                8.3%

*<F3> Includes short-term investments and net other assets, less collateral held for securities on loan.

FISCAL YEAR IN REVIEW

  The North Track S&P 100 Index Fund's Class A shares total return (at NAV) was 3.89% for the fiscal year ended October 31, 2005 compared to 5.07% for its benchmark, the S&P 100 Index. The difference in returns was principally due to the Fund's expenses. The Fund is currently being managed to closely reflect the characteristics of its benchmark, with no material over or under-weighting of individual security positions.

  The Fund is a diversified large-cap portfolio constructed to parallel the composition of the S&P 100 Index. The Fund began its fiscal year by carrying forward the positive performance momentum achieved in 2004. The Fund was up 6.6% by 2004 calendar year-end; however, the Fund's performance was negative over the remainder of its fiscal year, vacillating in an environment of ambiguity regarding the direction of the economy and interest rates.

  The Fund's energy stock holdings comprised 9.9% of the portfolio's net assets at fiscal year end. Crude oil prices increased 43% over the course of the fiscal year, and the increases had a significant effect upon the financial markets.
The Fund's seven energy stocks all experienced positive growth that averaged almost 40%, ranging from top-performing Williams Companies, which rose 80.3%, to a 10.7% increase in Chevron Corporation.

  Consumer staples stocks made up 12.6% of the portfolio's fiscal year-end holdings and provided a significant contribution to the Fund's performance, although performance varied over the 11 stocks in that sector over the year.
The Fund's 2.6% holding of Altria Group rose 62%, and a 3.2% position in Proctor Gamble increased 11.6%; however, a 2.0% investment in Walmart Stores declined 11.2% and acted as a drag upon the group's performance.

  Consumer discretionary stocks represented 8.4% of the portfolio's year-end holdings, and the 16 stocks in that sector produced an average loss of 7.2%, with a 33.5% loss in the Fund's 0.25% holding of Ford Motor Company leading the group of declining stocks. A 0.26% position in General Motors fell 24.5%, as investors worried about U.S. automotive manufacturers' future prospects in the face of high employee benefit costs and decreasing market share.

  The 13 stocks in the industrial sector comprised 12.6% of the portfolio's fiscal year-end holdings and made a positive contribution to the portfolio's total one-year return. The portfolio holds 6.00% of its assets in industrial giant General Electric, its largest individual investment holding, and the stock was up an anemic 1.9% for the year.

  Financial stocks comprise 19.8% of the portfolio, its largest sector holding, and the 13 stocks in the group enjoyed positive returns, with the exception of a 1.4% decline in the Fund's 2.15% holding of JP Morgan Chase & Company.
Brokerage stocks did well, with a 0.54% position in Lehman Brothers Holdings advancing 46.8% over the year.

  Information technology is the Fund's second largest sector exposure, representing 15.9% of the Fund's total assets at fiscal year end. The 14 stocks in the sector experienced a wide range of returns, but provided a positive contribution to the portfolio's performance. A 1.35% holding of Hewlett-Packard appreciated 52.3% over the one- year period.

  The materials sector represented 2.3% of the Fund's total assets at fiscal year-end, and the six stocks in that sector experienced a wide range of returns, but no particular stock in that sector had a significant effect on the Fund's total return. Healthcare stocks represent 12.5% of the portfolio and contributed positive performance to the Fund. However, generally speaking, the portfolio's pharmaceutical company holdings performed poorly, as a string of earnings and product disappointments at several large drug companies tempered the industry's fiscal-year performance. The exception was the Fund's 3.11% holding in Johnson & Johnson, which rose 9.3% over the one-year period.

  The Fund's entire portfolio is composed of large-cap stocks, which were surpassed this year by the better performing small and mid-cap stocks, but we do not believe that this will always be the case. As the economic recovery begins to mature, we fully expect the Fund to maintain its value relative to portfolios of lesser capitalized companies because the stocks of larger companies tend to fare better in the latter stages of economic cycles. In our opinion, the Fund's pure large-cap construction makes it an ideal core component of a well diversified portfolio. The North Track S&P 100 Index Fund's holdings include America's largest and best capitalized companies - companies with established brand recognition and the financial wherewithal to take periods of economic adversity in stride.

ARCAEX TECH 100 INDEX FUND

  The graph below compares the change in value of a $10,000 investment in Class A shares of the ArcaEx Tech 100 Index Fund with the ArcaEx Tech 100 Index since the Fund's inception. The performance of the Fund shown below reflects a deduction of the maximum 5.25% sales charge and fund operating expenses. Performance of other share classes can be found on the inside front cover of this report.

     Date        North Track ArcaEx Tech 100 Index Fund    ArcaEx Tech 100 Index
     ----        --------------------------------------    ---------------------
    6/10/96*<F4>                $9,475                           $10,000
    6/30/96                     $8,973                            $9,506
    7/31/96                     $8,300                            $8,775
    8/31/96                     $8,821                            $9,315
    9/30/96                     $9,622                           $10,157
   10/31/96                     $9,480                           $10,004
   11/30/96                    $10,751                           $11,361
   12/31/96                    $10,488                           $11,094
    1/31/97                    $11,579                           $12,265
    2/28/97                    $11,092                           $11,748
    3/31/97                    $10,472                           $11,094
    4/30/97                    $10,823                           $11,475
    5/31/97                    $12,131                           $12,864
    6/30/97                    $12,204                           $12,954
    7/31/97                    $14,070                           $14,954
    8/31/97                    $14,050                           $14,934
    9/30/97                    $14,523                           $15,441
   10/31/97                    $12,988                           $13,856
   11/30/97                    $13,027                           $13,895
   12/31/97                    $12,518                           $13,358
    1/31/98                    $13,033                           $13,905
    2/28/98                    $14,619                           $15,611
    3/31/98                    $14,871                           $15,919
    4/30/98                    $15,447                           $16,540
    5/31/98                    $14,225                           $15,232
    6/30/98                    $14,871                           $15,932
    7/31/98                    $14,831                           $15,892
    8/31/98                    $12,051                           $12,914
    9/30/98                    $13,739                           $14,742
   10/31/98                    $15,286                           $16,414
   11/30/98                    $16,974                           $18,237
   12/31/98                    $19,274                           $20,723
    1/31/99                    $22,085                           $23,761
    2/28/99                    $19,818                           $21,325
    3/31/99                    $21,312                           $22,957
    4/30/99                    $22,053                           $23,769
    5/31/99                    $22,659                           $24,464
    6/30/99                    $25,647                           $27,707
    7/31/99                    $25,480                           $27,542
    8/31/99                    $26,765                           $28,960
    9/30/99                    $26,786                           $29,001
   10/31/99                    $28,342                           $30,710
   11/30/99                    $32,403                           $35,141
   12/31/99                    $41,370                           $44,937
  1/31/2000                    $40,290                           $43,965
  2/29/2000                    $49,457                           $53,996
  3/31/2000                    $49,168                           $53,732
  4/30/2000                    $45,993                           $50,313
  5/31/2000                    $42,005                           $46,000
  6/30/2000                    $46,517                           $50,945
  7/31/2000                    $43,375                           $47,522
  8/31/2000                    $49,402                           $54,140
  9/30/2000                    $43,821                           $48,057
 10/31/2000                    $40,947                           $44,951
 11/30/2000                    $34,159                           $37,577
 12/31/2000                    $34,256                           $37,693
  1/31/2001                    $38,565                           $42,482
  2/28/2001                    $31,507                           $34,735
  3/31/2001                    $27,791                           $30,662
  4/30/2001                    $32,294                           $35,654
  5/31/2001                    $31,106                           $34,372
  6/30/2001                    $30,402                           $33,624
  7/31/2001                    $28,786                           $31,874
  8/31/2001                    $26,451                           $29,311
  9/30/2001                    $21,603                           $23,973
 10/31/2001                    $24,987                           $27,762
 11/30/2001                    $28,353                           $31,517
 12/31/2001                    $28,660                           $31,881
  1/31/2002                    $28,492                           $31,722
  2/28/2002                    $26,140                           $29,132
  3/31/2002                    $28,492                           $31,789
  4/30/2002                    $25,160                           $28,094
  5/31/2002                    $24,124                           $26,968
  6/30/2002                    $21,296                           $23,839
  7/31/2002                    $18,790                           $21,054
  8/31/2002                    $18,538                           $20,789
  9/30/2002                    $15,961                           $17,918
 10/31/2002                    $18,636                           $20,905
 11/30/2002                    $21,268                           $23,879
 12/31/2002                    $18,958                           $21,307
  1/31/2003                    $18,762                           $21,113
  2/28/2003                    $18,846                           $21,245
  3/31/2003                    $18,818                           $21,236
  4/30/2003                    $20,484                           $23,139
  5/31/2003                    $23,004                           $26,000
  6/30/2003                    $23,144                           $26,184
  7/31/2003                    $24,404                           $27,640
  8/31/2003                    $25,944                           $29,412
  9/30/2003                    $25,314                           $28,728
 10/31/2003                    $27,302                           $30,996
 11/30/2003                    $27,806                           $31,599
 12/31/2003                    $28,590                           $32,520
  1/31/2004                    $30,075                           $34,238
  2/29/2004                    $29,781                           $33,926
  3/31/2004                    $29,220                           $33,335
  4/30/2004                    $28,044                           $32,014
  5/31/2004                    $29,192                           $33,362
  6/30/2004                    $30,047                           $34,351
  7/31/2004                    $27,526                           $31,508
  8/31/2004                    $26,574                           $30,444
  9/30/2004                    $27,736                           $31,806
 10/31/2004                    $29,024                           $33,312
 11/30/2004                    $30,593                           $35,147
 12/31/2004                    $31,713                           $36,451
  1/31/2005                    $30,145                           $34,672
  2/28/2005                    $30,215                           $34,783
  3/31/2005                    $29,473                           $33,955
  4/30/2005                    $28,478                           $32,851
  5/31/2005                    $30,579                           $35,295
  6/30/2005                    $30,243                           $34,960
  7/31/2005                    $32,679                           $37,802
  8/31/2005                    $32,777                           $37,946
  9/30/2005                    $33,169                           $38,428
 10/31/2005                    $32,343                           $37,490

                          AVERAGE ANNUAL TOTAL RETURN

                                                                   Since
                                                                 Inception
                                     1-Year         5-Year        6/10/96
                                     ------         ------       ---------
 ArcaEx Tech 100 Index Fund:
    Class A Shares                   5.58%          -5.63%         13.30%

*<F4>  June 10, 1996 inception date.

Past performance is not predictive of future results, and the information set forth above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The ArcaEx Tech 100 Index consists of 100 common stocks of companies in 13 different technology-related industries. It is widely recognized as a benchmark for the technology sector of the U.S. stock market. The Index does not reflect any sales charges or any other fees and expenses you would pay if you attempted to replicate the Index.

TOP TECHNOLOGY SUBSECTORS AS OF OCTOBER 31, 2005 AS A PERCENT OF NET ASSETS

Semiconductors                               17.8%
Software                                     17.4%
Biotechnology                                14.0%
Computers & Peripherals                      11.5%
Communications Equipment                      9.7%
Health Care Equipment                         9.4%
IT Services                                   8.1%
All Other*<F5>                               12.1%

*<F5> Includes short-term investments and net other assets, less collateral held for securities on loan.

FISCAL YEAR IN REVIEW

  The North Track ArcaEx Tech 100 (formerly the PSE Tech 100) Index Fund's Class A shares total return (at NAV) was 11.43% for the fiscal year ended October 31, 2005, while the ArcaEx Tech 100 Index, to which the Fund is benchmarked, rose 12.52% over the same period. The 1.09% difference was due to management and other operational expenses incurred by the Fund. The Fund began its fiscal year by carrying forward the positive performance momentum achieved at the close of 2004; however, progress started to wane in January of 2005, as technology stocks' performance began to stall, along with the broader market, before turning around in July.

  Performance varied across the represented industries of the Fund's holdings. At its fiscal year end, the Fund's largest industry exposures were to stocks within the software and semiconductor & semiconductor equipment makers. The Fund invested in 20 software stocks that represented 17.4% of its total holdings at fiscal year end. Stocks in that group realized an average appreciation of 12.3% over the fiscal year. The 21 stocks classified as belonging to the semiconductor & semiconductor equipment industry represented 17.8% of the Fund's fiscal year-end holdings and averaged returns of 7.3% over the 2005 fiscal-year. Computers & peripherals represented 11.5% of the Fund at fiscal year end, and the 12 companies experienced varied results, but contributed positive performance to the Fund on whole. The industries outlined above performed well in the third quarter of the calendar year as capital expenditures on new technology continued to strengthen. This occurrence that is consistent with past economic expansions where businesses increase spending to maintain productivity and meet increased demand for their products.

  The Fund holds shares of technology-oriented stocks that are in the health care sector. At fiscal year-end, 14.0% of the Fund was invested in seven pharmaceutical & biotechnology firms that produced returns averaging in excess of 32% over the fiscal year. An additional 9.4% of the Fund's assets were invested among six different health care equipment and service providers that averaged returns of 3.5% over the previous fiscal year. The Fund held three aerospace and defense industry stocks, which comprised 4.9% of the Fund's total holdings and performed well for the year, producing an average return of 11.6%.

  The environment for technology stocks looked fairly attractive moving into the close of calendar year 2005. A healthy economy accompanied with strong corporate balance sheets provided favorable conditions that have traditionally supported the technology sector. Corporate spending, particularly for technology related projects, has been accelerating to help companies maintain productivity. Barring some unforeseen reversal of fortune, we foresee this trend continuing into the near future. Many investors have been hesitant to accept the strength of the economic recovery, choosing instead to focus upon the uncertainties produced by geopolitical issues, natural disasters and interest rate fears. The earnings prospects for many of the companies in this Fund remain positive at this juncture of the current economic cycle, and their equities could experience additional appreciation, if the economic recovery stays on track. However, it is important to keep in mind that, although the growth profile of the technology sector exceeds that of most of the remaining economy, it is cyclical and subject to periods of "boom and bust." Individual stocks comprising the sector generally have high "betas" (a measurement of the volatility of a particular stock to the S&P 500 or other broad based index) and may experience exaggerated returns relative to the broader market.

  The Fund is unique in that it incorporates a price-weighted index methodology and broadens diversification by including technologically driven health care equipment and biotechnology sectors. Together, these industries represent about 23.4% of the Fund's holdings. The Fund outperformed the Nasdaq 100 Index, which returned 6.63% for the fiscal year ended in October 2005. Investors often use the Nasdaq 100 as a means for gaining exposure to the technology sector, but it should be noted that the index holds many stocks in retailing, materials and other industries that are not typically associated with technology. The North Track ArcaEx Tech 100 Fund provides investors with a pure, industry and company diversified exposure to the technology sector.

DOW JONES EQUITY INCOME 100 PLUS FUND

  The graph below compares the change in value of a $10,000 investment in Class A shares of the Dow Jones Equity Income 100 Plus Fund with the Dow Jones Equity Income 100 Index since the Fund's inception. The performance of the Fund shown below reflects a deduction of the maximum 5.25% sales charge and fund operating expenses. Performance of other share classes can be found on the inside front cover of this report.

                        North Track Dow Jones              Dow Jones Equity
   Date              Equity Income 100 Plus Fund           Income 100 Index
   ----              ---------------------------           ----------------
   4/1/2005*<F6>                $9,475                          $10,000
  4/30/2005                     $9,191                           $9,816
  5/31/2005                     $9,447                          $10,111
  6/30/2005                     $9,608                          $10,305
  7/31/2005                     $9,968                          $10,767
  8/31/2005                     $9,807                          $10,602
  9/30/2005                     $9,783                          $10,601
 10/31/2005                     $9,325                          $10,095

                          AVERAGE ANNUAL TOTAL RETURN

                                                              Since
                                                            Inception
                                                              4/1/05
                                                            ---------
Dow Jones Equity Income 100 Plus Fund:
  Class A Shares                                              -6.75%

*<F6>  April 1, 2005 inception date.

Past performance is not predictive of future results, and the information set forth above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Dow Jones Equity Income 100 Index is a customized index of 100 stocks which is a representative of the Dow Jones US Total Market Index. The Dow Jones US Total Market Index consists of the top 70% of all publicly traded stocks determined by market capitalization. The Index does not reflect any sales charges or other fees and expenses you would pay if you attempted to replicate the Index.

TOP EQUITY INCOME SUBSECTORS AS OF OCTOBER 31, 2005 AS A PERCENT OF NET ASSETS

Financial Services                           20.6%
Consumer Discretionary                       14.8%
Industrials                                  11.1%
Energy                                        9.5%
Consumer Staples                              9.5%
Health Care                                   9.3%
Information Technology                        7.4%
Materials                                     7.3%
All Other*<F7>                               10.5%

*<F7>  Includes short-term investments and net other assets.

FISCAL YEAR IN REVIEW

  The North Track Dow Jones Equity Income 100 Plus Fund invests in a portfolio of dividend paying stocks and is diversified across all 10 sectors of the broad equity market. Empirical research has shown that dividend payments have historically represented a large portion of the real return on equity securities. The primary objectives of the Fund centers upon providing adequate diversification across equity market sectors, while offering above-average (equity) market yields.

  The Fund's total return for Class A Shares was a negative 1.58% (at NAV) for the period, starting at its inception on April 1, 2005 and running through the end of October 2005. The Fund is managed against the Dow Jones Equity Income 100 Index, its benchmark index, which rose 1.02% over the same seven month period. By comparison, the S&P 500 Index, representative of the broad equity market, increased 3.95% and the Russell 3000 Value Index increased 3.53% over the same period. The difference in performance was due partly to management and other operational expenses incurred by the Fund.

  The Fund commenced operations on April 1, 2005, and because of timing issues surrounding the cash flows relative to the equity market's performance, it experienced a rather significant performance shortfall in its first week of existence. The Fund may incur performance shortfalls against its benchmark index again, due to fund expenses and potential underperformance of the enhancement feature. However, the large magnitude (-1.20%) of the shortfall realized at the Fund's inception is considered to be an aberration that is not expected to recur as the cash flows into the Fund will become a less significant portion of the Fund's assets.

  The methodology of the Index's construction produced an allocation to financial sector stocks of 23.0% at fiscal year end, while the Fund itself held only 20.6% of its assets in the sector as a result of its enhancement strategy. Financial stocks experienced performance difficulties in the rising rate environment, falling by 2.54% over the seven month period and reducing the Fund's return by 0.56%. The Fund's worst performing sector over the seven month measurement period was its 9.3% allocation to health care stocks, which fell 7.78%, reducing the Fund's total return by 0.70%. The Fund's second largest sector exposure was through its 14.8% holding in the consumer discretionary sector, which rose 9.13% and contributed 1.37% to the Fund's total return. A 6.5% exposure to utilities stocks appreciated 7.11%, contributing 0.71% to the Fund's total return.

  The Fund is designed to capitalize upon the favorable yield characteristics of dividend producing equities. Many equity-dividend products seek to maximize their portfolios' yields with the consequence that a large proportion, if not all, of the high yielding stocks are concentrated in the utilities and financial sectors, exposing the portfolios to the cyclical risks associated with these industry sectors. The Fund's strategy offers a diversified investment approach that produces a portfolio of "core" equity holdings that are able to participate in broad market growth. We view the North Track Dow Jones Equity Income 100 Plus Fund as an excellent investment vehicle for investors wishing to participate in equity market growth, but seeking income producing assets.

DOW JONES U.S. HEALTH CARE 100 PLUS FUND

  The graph below compares the change in value of a $10,000 investment in Class A shares of the Dow Jones U.S. Health Care 100 Plus Fund with the Dow Jones US Healthcare 100 Index since the Fund's inception. The performance of the Fund shown below reflects a deduction of the maximum 5.25% sales charge and fund operating expenses. Performance of other share classes can be found on the inside front cover of this report.

                        North Track Dow Jones                Dow Jones US
   Date             U.S. Health Care 100 Plus Fund       Healthcare 100 Index
   ----             ------------------------------       --------------------
  4/17/2001*<F8>                $9,475                          $10,000
  4/30/2001                     $9,655                          $10,211
  5/31/2001                     $9,901                          $10,503
  6/30/2001                     $9,778                          $10,365
  7/31/2001                     $9,996                          $10,613
  8/31/2001                     $9,740                          $10,348
  9/30/2001                     $9,541                          $10,150
 10/31/2001                     $9,674                          $10,299
 11/30/2001                    $10,205                          $10,878
 12/31/2001                    $10,015                          $10,683
  1/31/2002                     $9,702                          $10,360
  2/28/2002                     $9,598                          $10,265
  3/31/2002                     $9,769                          $10,437
  4/30/2002                     $9,219                           $9,856
  5/31/2002                     $9,020                           $9,654
  6/30/2002                     $8,196                           $8,781
  7/31/2002                     $8,035                           $8,607
  8/31/2002                     $8,035                           $8,614
  9/30/2002                     $7,608                           $8,165
 10/31/2002                     $7,912                           $8,505
 11/30/2002                     $8,139                           $8,753
 12/31/2002                     $7,865                           $8,467
  1/31/2003                     $7,894                           $8,503
  2/28/2003                     $7,741                           $8,345
  3/31/2003                     $7,980                           $8,620
  4/30/2003                     $8,323                           $9,008
  5/31/2003                     $8,771                           $9,494
  6/30/2003                     $9,057                           $9,817
  7/31/2003                     $9,190                           $9,975
  8/31/2003                     $8,981                           $9,751
  9/30/2003                     $9,028                           $9,817
 10/31/2003                     $9,200                          $10,016
 11/30/2003                     $9,410                          $10,262
 12/31/2003                     $9,858                          $10,764
  1/31/2004                    $10,191                          $11,145
  2/29/2004                    $10,344                          $11,308
  3/31/2004                    $10,086                          $11,031
  4/30/2004                    $10,306                          $11,290
  5/31/2004                    $10,287                          $11,289
  6/30/2004                    $10,315                          $11,337
  7/31/2004                     $9,705                          $10,677
  8/31/2004                     $9,848                          $10,848
  9/30/2004                     $9,858                          $10,868
 10/31/2004                     $9,638                          $10,637
 11/30/2004                     $9,877                          $10,904
 12/31/2004                    $10,512                          $11,627
  1/31/2005                    $10,206                          $11,286
  2/28/2005                    $10,465                          $11,584
  3/31/2005                    $10,465                          $11,596
  4/30/2005                    $10,819                          $12,009
  5/31/2005                    $10,981                          $12,198
  6/30/2005                    $10,981                          $12,213
  7/31/2005                    $11,287                          $12,560
  8/31/2005                    $11,287                          $12,593
  9/30/2005                    $11,211                          $12,519
 10/31/2005                    $10,924                          $12,214

                          AVERAGE ANNUAL TOTAL RETURN

                                                                   Since
                                                                 Inception
                                                  1-Year          4/17/01
                                                  ------         ---------
Dow Jones U.S. Health Care 100 Plus Fund:
  Class A Shares                                   7.39%           1.96%

*<F8>  April 17, 2001 inception date.

Past performance is not predictive of future results, and the information set forth above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Dow Jones US Healthcare 100 Index is a customized index of 100 stocks which is a representative subset of the Dow Jones US Healthcare Sector Index. The Dow Jones US Healthcare Sector Index is designed to measure the performance of the health care sector including medical product makers, healthcare providers, biotechnology firms and pharmaceutical companies. The Index does not reflect any sales charges or other fees and expenses you would pay if you attempted to replicate the Index.

TOP HEALTH CARE SUBSECTORS AS OF OCTOBER 31, 2005 AS A PERCENT OF NET ASSETS

Pharmaceuticals                              41.8%
Health Care Providers & Services             22.2%
Health Care Equipment & Supplies             19.7%
Biotechnology                                16.1%
All Other*<F9>                                0.2%

*<F9> Includes short-term investments and net other assets, less collateral held for securities on loan.

FISCAL YEAR IN REVIEW

  The North Track Dow Jones U.S. Health Care 100 Plus Fund's Class A Shares (at
NAV) returned 13.34% for its fiscal year ended October 31, 2005. The Fund's benchmark, the Dow Jones U.S. Healthcare 100 Index, returned 14.80% for the same period. The deviation in the Fund's return relative to its benchmark is attributable to Fund operating expenses. The return-enhancement strategy applied to the Fund had no impact upon the performance results for the fiscal year.

  The health care sector's performance generally surpassed that of the broader equity markets, as represented by the S&P 500, which increased 8.72% over the fiscal period. The health care sector typically provides a relatively safe haven during turbulent markets, and this, in fact, was the case, during the first four months of 2005, when the broad equity markets experienced losses due to investor concerns over economic and geopolitical events. However, the health care sector had a more difficult time keeping up with other equity indices from April-end through October 2005.

  At fiscal year end, approximately 41.8% of the Fund's investments were positioned among 20 stocks in the pharmaceutical industry, a group that experienced a wide range of performance results. The group's greatest positive contribution was the 0.58% of return provided by the Fund's 3.9% investment in Wyeth, which increased 14.8% over the fiscal year. In contrast, a difficult regulatory environment and increased competition from generic manufacturers resulted in Pfizer, Inc., the world's largest drug manufacturer, to fall 22.8% over the fiscal year. The Fund's 8.5% holding of Pfizer detracted 1.93% from the Fund's total return.

  Health care providers and services is the second largest industry within the Fund, which carried a 22.2% allocation in the Fund at its 2005 fiscal year end. The health care providers and services industry produced relatively favorable returns against the broader market and provided a sizable contribution to the Fund's total return. The 28 stocks in this group did very well, posting returns that averaged slightly in excess of 49% over the fiscal year. The group's positive performance was led by a 0.72% holding in Express Scripts, Inc. that increased 135.6% and a 0.86% allocation to Pacific Health Systems, Inc., which rose 131.2%. Only two stocks in the industry sub-sector declined: a 0.10% holding in Apria Healthcare Group fell 15.7% and a 0.31% exposure to Tenet Healthcare Corporation dropped 21.5% in price. However, because they comprised a relatively small portion of the Fund's total assets, their poor performance did not materially affect the Fund.

  Health care equipment is the third largest industry allocation within the Fund, representing about 19.7% of the portfolio. This industry did relatively well over the fiscal year, with the 28 stocks in this group posting an average gain of 12.3% for the fiscal year. We are optimistic about the future of this industry as its gross margins can benefit from the improved pricing power associated with the new technologies being developed.

  The fourth largest industry within the Fund is biotechnology, representing 16.1% of its investments. The biotechnology industry experienced positive results for fiscal year 2005, with the group producing an average return that exceeded 19%. However, the range of returns was broadly distributed across the Fund's 22 individual company holdings within this industry. The Fund held a small 0.1% holding in OSI Pharmaceuticals at its year end, which fell 64.1%, but a 2.6% holding in Genentech Incorporated, which appreciated 99% over the fiscal year. The biotech industry has the potential for providing multiple health care products, and its future prospects look bright, as its products should benefit from favorable demographic trends. However, given the continued innovation and research-intensive nature of this industry, it is difficult to accurately predict the future prospects for any particular company. Therefore, the diversified investment approach utilized by the Fund seems to be a prudent strategy for gaining exposure to biotechnology.

  In our opinion, long-term prospects for the health care sector are especially promising, driven by favorable demographics. As the baby boom generation eases into senior citizen status, the demand for health care products and services will almost assuredly increase. This, in turn, should translate into a profitable outlook for investors in the North Track Dow Jones U.S. Health Care 100 Plus Fund. We view the current environment as a good opportunity to add or increase exposure to the sector because fundamentals are sound and valuations are increasingly attractive.

DOW JONES U.S. FINANCIAL 100 PLUS FUND

  The graph below compares the change in value of a $10,000 investment in Class A shares of the Dow Jones U.S. Financial 100 Plus Fund with the Dow Jones US Financial 100 Index since the Fund's inception. The performance of the Fund shown below reflects a deduction of the maximum 5.25% sales charge and fund operating expenses. Performance of other share classes can be found on the inside front cover of this report.

                        North Track Dow Jones                Dow Jones US
     Date            U.S. Financial 100 Plus Fund         Financial 100 Index
     ----            ----------------------------         -------------------
  4/17/2001<F10>                $9,475                          $10,000
  4/30/2001                     $9,769                          $10,336
  5/31/2001                    $10,176                          $10,774
  6/30/2001                    $10,195                          $10,797
  7/31/2001                    $10,034                          $10,645
  8/31/2001                     $9,466                          $10,044
  9/30/2001                     $8,916                           $9,462
 10/31/2001                     $8,708                           $9,246
 11/30/2001                     $9,361                           $9,950
 12/31/2001                     $9,590                          $10,199
  1/31/2002                     $9,456                          $10,070
  2/28/2002                     $9,361                           $9,976
  3/31/2002                     $9,972                          $10,634
  4/30/2002                     $9,743                          $10,401
  5/31/2002                     $9,714                          $10,380
  6/30/2002                     $9,265                           $9,909
  7/31/2002                     $8,559                           $9,166
  8/31/2002                     $8,750                           $9,377
  9/30/2002                     $7,718                           $8,285
 10/31/2002                     $8,387                           $9,013
 11/30/2002                     $8,721                           $9,374
 12/31/2002                     $8,257                           $8,885
  1/31/2003                     $8,112                           $8,738
  2/28/2003                     $7,861                           $8,477
  3/31/2003                     $7,832                           $8,448
  4/30/2003                     $8,750                           $9,459
  5/31/2003                     $9,234                           $9,995
  6/30/2003                     $9,234                          $10,007
  7/31/2003                     $9,640                          $10,458
  8/31/2003                     $9,562                          $10,375
  9/30/2003                     $9,611                          $10,442
 10/31/2003                    $10,287                          $11,185
 11/30/2003                    $10,268                          $11,185
 12/31/2003                    $10,724                          $11,696
  1/31/2004                    $11,056                          $12,066
  2/29/2004                    $11,339                          $12,389
  3/31/2004                    $11,222                          $12,280
  4/30/2004                    $10,656                          $11,682
  5/31/2004                    $10,871                          $11,944
  6/30/2004                    $10,929                          $12,010
  7/31/2004                    $10,695                          $11,773
  8/31/2004                    $11,056                          $12,186
  9/30/2004                    $10,978                          $12,109
 10/31/2004                    $11,056                          $12,207
 11/30/2004                    $11,378                          $12,579
 12/31/2004                    $11,862                          $13,130
  1/31/2005                    $11,547                          $12,796
  2/28/2005                    $11,498                          $12,742
  3/31/2005                    $11,094                          $12,302
  4/30/2005                    $11,104                          $12,328
  5/31/2005                    $11,400                          $12,672
  6/30/2005                    $11,577                          $12,889
  7/31/2005                    $11,774                          $13,126
  8/31/2005                    $11,537                          $12,883
  9/30/2005                    $11,646                          $13,003
 10/31/2005                    $11,961                          $13,377

                          AVERAGE ANNUAL TOTAL RETURN

                                                                  Since
                                                                Inception
                                                 1-Year          4/17/01
                                                 ------         ---------
Dow Jones U.S. Financial 100 Plus Fund:
  Class A Shares                                  2.50%           4.02%

*<F10>  April 17, 2001 inception date.

Past performance is not predictive of future results, and the information set forth above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Dow Jones US Financial 100 Index is a customized index of 100 stocks which is a representative subset of the Dow Jones US Financial Sector Index. The Dow Jones US Financial Sector Index is designed to measure the performance of the financial services sector of the U.S. equity market. Component companies include banking, insurance, real estate and specialty finance companies and other financial services firms. The Index does not reflect any sales charges or other fees and expenses you would pay if you attempted to replicate the Index.

TOP FINANCIAL SUBSECTORS AS OF OCTOBER 31, 2005 AS A PERCENT OF NET ASSETS

Commercial Banks                             27.1%
Insurance                                    21.4%
Diversified Financial Services               17.2%
Capital Markets                              15.0%
Thrifts and Mortgage Finance                  8.3%
Consumer Finance                              5.3%
Real Estate                                   5.3%
All Other*<F11>                               0.4%

*<F11> Includes short-term investments and net other assets, less collateral held for securities on loan.

FISCAL YEAR IN REVIEW

  The Dow Jones U.S. Financial 100 Plus Fund's Class A Shares (at NAV) returned 8.18% for the fiscal year ended October 31, 2005, compared to the 9.59% return of its benchmark, the Dow Jones U.S. Financial 100 Index. The 1.41% deviation in the Fund's return relative to its benchmark is attributable to operating expenses incurred by the Fund, which were mitigated by a return-enhancement strategy applied to the Fund.

  The Fund's fiscal year began with the Federal Funds rate at 2.00%, and after experiencing eight quarter-point raises, the rate stood at 4.00% by the end of October 2005. The Federal Reserve has indicated that it will continue future increases at a measured pace. The rising interest rate environment created performance difficulties for financial stocks' in the early part of calendar year 2005, but the sector did relatively well over the latter half of the Fund's fiscal year as investors began to anticipate an economic slowdown and subsequent cessation in rate increases.

  Results varied widely across industry segments in the financial sector over the 2005 fiscal year, but insurance stocks generally did well, as an active hurricane season allowed many of the companies to raise their premiums and increase underwritings. Insurance stocks comprised 21.4% of the Fund's net assets at fiscal year end, and the group experienced strongly positive results, contributing 4.26% to the Fund's total return. Only three of the twenty-eight individual stocks in the group posted negative returns. The other 25 stocks averaged returns in excess of 28% over the fiscal year. The Fund's second largest individual position is a 6.1% investment in American International Group, a global insurance and financial services firm that increased 7.6% and contributed 0.47% to the Fund's performance over the fiscal year.

  The diversified financial services group accounted for 17.2% of the Fund's total holdings at fiscal year end and is dominated by a 9.8% investment in Citigroup, the Fund's largest individual security holding. Citigroup appreciated 6.2% during the fiscal year and contributed 0.62% of positive performance to the Fund.

  Commercial banks represented 27.1% of the Fund's year-end holdings, its largest industry sub-sector, but returns varied across the 26 individual holdings over the course of the fiscal year. The Fund held a 0.20% exposure in Mercantile Bankshares Corporation, which appreciated 18.9% over the fiscal year, while a 0.20% investment in Popular Inc. experienced a 19.2% decline. This disparity in performance was indicative of the entire group, which contributed only 0.67% to the Fund's total performance over its fiscal year.

  The capital markets group consisted of companies that are in the businesses of asset management, investment banking and brokerage. These stocks comprised 15.0% of the portfolio at fiscal year end, and the 15 stocks provided 3.16% of the Fund's total fiscal year return. Asset management companies involved with mutual fund products generally did well; the Fund's 0.5% holding in Legg Mason, Inc. appreciated 69.6% over the fiscal year. The only negative performance in the group was posted by Bank of New York, Inc., a large custodian bank, that experienced a 0.8% decline.

  Thrifts and mortgage finance companies comprised 8.3% of the Fund, and the 10 stocks in this area experienced difficult performance, as the group detracted 0.9% from the Fund's total return. The group's disappointing results were led by a 1.9% position in Fannie Mae that declined 30.9% over the fiscal year. Finally, the Fund holds 15 stocks classified as real estate investment trusts
(REIT), which comprised 5.3% of Fund assets at fiscal year end. All members in the group experienced positive returns, which averaged 20.8% over the fiscal year and contributed 1.07% to the Fund's total return.

  At the close of the fiscal year, it was increasingly apparent that the economy was in respectable shape, and inflationary concerns were not too evident. Ambiguous economic signals, combined with a changing of the guard at the Federal Reserve in early 2006 may result in more uncertainty surrounding the direction of future interest rates, which may cause returns for stocks in the financial services sector to experience increased volatility in the near-future. However, longer-term demographics suggest that demand for financial products and services is likely to accelerate as the baby boom generation moves through its peak earnings years into retirement. The Fund remains broadly diversified across the financial sector, and the vast majority of the companies in the Fund have reliable earnings growth, attractive dividends and reasonable valuations relative to other market sectors. The Dow Jones U.S. Financial 100 Plus Fund allows investors to add broad exposure to the domestic financial services sector to their portfolios.

STRATEGIC ALLOCATION FUND

  The graph below compares the change in value of a $10,000 investment in Class A shares of the Strategic Allocation Fund with the S&P 500 Index since the Fund's inception. The performance of the Fund shown below reflects a deduction of the maximum 5.25% sales charge and fund operating expenses. Performance of other share classes can be found on the inside front cover of this report.

   Date             North Track Strategic Allocation Fund      S&P 500 Index
   ----             -------------------------------------      -------------
 12/10/2003*<F12>                   $9,475                        $10,000
 12/31/2003                         $9,807                        $10,509
  1/31/2004                        $10,176                        $10,702
  2/29/2004                        $10,261                        $10,851
  3/31/2004                        $10,081                        $10,687
  4/30/2004                         $9,845                        $10,519
  5/31/2004                        $10,034                        $10,663
  6/30/2004                        $10,148                        $10,870
  7/31/2004                         $9,589                        $10,510
  8/31/2004                         $9,627                        $10,552
  9/30/2004                         $9,740                        $10,666
 10/31/2004                         $9,835                        $10,829
 11/30/2004                        $10,186                        $11,267
 12/31/2004                        $10,659                        $11,650
  1/31/2005                        $10,280                        $11,366
  2/28/2005                        $10,356                        $11,605
  3/31/2005                        $10,148                        $11,399
  4/30/2005                        $10,157                        $11,183
  5/31/2005                        $10,527                        $11,539
  6/30/2005                        $10,546                        $11,555
  7/31/2005                        $10,972                        $11,985
  8/31/2005                        $10,906                        $11,876
  9/30/2005                        $10,953                        $11,972
 10/31/2005                        $10,849                        $11,772

                          AVERAGE ANNUAL TOTAL RETURN

                                                              Since
                                                            Inception
                                          1-Year             12/10/03
                                          ------            ---------
 Strategic Allocation Fund:
   Class A Shares                         4.52%               4.40%

*<F12>  December 10, 2003 inception date.

Past performance is not predictive of future results, and the information set forth above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P 500 Index is a capitalization-weighted index of 500 stocks. The Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index does not reflect any sales charges or other fees and expenses you would pay if you attempted to replicate the Index.

ASSET ALLOCATION AS OF OCTOBER 31, 2005 AS A PERCENT OF TOTAL INVESTMENTS

Dow Jones U.S. Health Care 100 Plus Fund (Health Care)                33.6%
ArcaEx Tech 100 Index Fund (Technology)                               33.4%
Dow Jones U.S. Financial 100 Plus Fund (Financial Services)           33.0%

FISCAL YEAR IN REVIEW

  For the fiscal year ended October 31, 2005 the North Track Strategic Allocation Fund Class A Shares (at NAV) posted a return of 10.31%. By comparison, the S&P 500 Index (a broad equity market benchmark) increased 8.72%, while the Russell 3000 Growth Index (a benchmark of growth stocks in the broad market) was up 10.33% for the same period. The Fund's strong performance in comparison to the broader market indices can primarily be attributed to the generally good relative performance of mid-cap growth stocks compared to their large-cap counterparts. In addition, the technology and health care sectors experienced strong relative performance gains against the broad market over the course of the year.

  Companies represented by the portfolio's holdings are positioned to perform best in an expanding economy and favorable equity environment. However, investors exhibited trepidation toward equity markets during the past fiscal year period, fueled by their skepticism over the prospects for continued economic expansion. The continuing conflict in Iraq, natural disasters, high energy prices and rising interest rates have stoked investors' anxieties, leading them to reduce their expectations of future returns for equity markets. Nevertheless, the portfolio performed relatively well over its past fiscal year, as stocks climbed the investors' proverbial "wall of worries."

  The Fund is a fund-of-funds, investing equally in each of three North Track
Funds: the ArcaEx Tech 100 Index Fund, the Dow Jones U.S. Health Care 100 Plus Fund and the Dow Jones U.S. Financial 100 Plus Fund. These Funds represent diversified portfolios investing in the technology, health care and financial services sectors. These sectors represent three rapidly growing areas of the U.S. economy, providing the portfolio an orientation toward holding stocks with above average growth characteristics. Looking ahead, we expect the trend established in the 2005 fiscal year to be carried forward, as the technology and health care sectors typically benefit from a maturing economic expansion. Financial service stocks that are sensitive to rising interest rates and a flattening yield curve may continue to perform at or below the broad market level, but should do well once interest rates peak and the yield curve begins to steepen. During the mature stages of an economic expansion, investors typically seek stocks that exhibit strong, consistent earnings growth and the portfolio is well positioned in such equities.

  The Fund is designed to capitalize on the above average growth characteristics of three of the U.S. economy's growth sectors. The Fund's diversified investment approach produces a portfolio of "core" equity holdings that provides exposure to high-quality growth stocks. For investors seeking an alternative to more traditional broad-market indices, the North Track Strategic Allocation Fund offers an investment vehicle to participate in the future expansion of the U.S. economy.

GENEVA GROWTH FUND

  The graph below compares the change in value of a $10,000 investment in Class A shares of the Geneva Growth Fund with the Russell Midcap Index since the Fund's inception. The performance of the Fund shown below reflects a deduction of the maximum 5.25% sales charge and fund operating expenses. Performance of other share classes can be found on the inside front cover of this report.

   Date             North Track Geneva Growth Fund       Russell Midcap Index
   ----             ------------------------------       --------------------
    1/4/99*<F13>                $9,475                          $10,000
   1/31/99                      $9,361                           $9,983
   2/28/99                      $8,812                           $9,651
   3/31/99                      $8,850                           $9,953
   4/30/99                      $9,172                          $10,688
   5/31/99                      $9,162                          $10,657
   6/30/99                      $9,579                          $11,033
   7/31/99                      $9,295                          $10,730
   8/31/99                      $9,105                          $10,452
   9/30/99                      $9,087                          $10,085
  10/31/99                      $9,522                          $10,563
  11/30/99                     $10,025                          $10,867
  12/31/99                     $10,697                          $11,823
 1/31/2000                     $10,034                          $11,432
 2/29/2000                     $10,735                          $12,311
 3/31/2000                     $11,275                          $13,016
 4/30/2000                     $10,669                          $12,400
 5/31/2000                     $10,517                          $12,072
 6/30/2000                     $10,764                          $12,429
 7/31/2000                     $11,181                          $12,290
 8/31/2000                     $11,967                          $13,468
 9/30/2000                     $12,147                          $13,276
10/31/2000                     $12,564                          $13,071
11/30/2000                     $11,882                          $11,895
12/31/2000                     $12,062                          $12,800
 1/31/2001                     $12,242                          $13,006
 2/28/2001                     $11,332                          $12,214
 3/31/2001                     $10,299                          $11,456
 4/30/2001                     $11,247                          $12,436
 5/31/2001                     $11,569                          $12,668
 6/30/2001                     $11,484                          $12,549
 7/31/2001                     $11,379                          $12,190
 8/31/2001                     $10,650                          $11,721
 9/30/2001                      $9,636                          $10,308
10/31/2001                      $9,996                          $10,716
11/30/2001                     $10,877                          $11,614
12/31/2001                     $11,436                          $12,080
 1/31/2002                     $11,569                          $12,008
 2/28/2002                     $11,332                          $11,881
 3/31/2002                     $11,929                          $12,593
 4/30/2002                     $11,740                          $12,349
 5/31/2002                     $11,531                          $12,209
 6/30/2002                     $10,726                          $11,390
 7/31/2002                      $9,939                          $10,278
 8/31/2002                     $10,053                          $10,334
 9/30/2002                      $9,513                           $9,381
10/31/2002                     $10,044                           $9,855
11/30/2002                     $10,280                          $10,539
12/31/2002                      $9,702                          $10,124
 1/31/2003                      $9,342                           $9,919
 2/28/2003                      $9,304                           $9,788
 3/31/2003                      $9,608                           $9,885
 4/30/2003                      $9,958                          $10,603
 5/31/2003                     $10,299                          $11,573
 6/30/2003                     $10,460                          $11,690
 7/31/2003                     $10,953                          $12,075
 8/31/2003                     $11,484                          $12,599
 9/30/2003                     $11,209                          $12,441
10/31/2003                     $11,986                          $13,391
11/30/2003                     $12,185                          $13,767
12/31/2003                     $12,119                          $14,180
 1/31/2004                     $12,299                          $14,592
 2/29/2004                     $12,573                          $14,906
 3/31/2004                     $12,763                          $14,909
 4/30/2004                     $12,649                          $14,362
 5/31/2004                     $12,914                          $14,718
 6/30/2004                     $13,379                          $15,125
 7/31/2004                     $12,678                          $14,464
 8/31/2004                     $12,498                          $14,527
 9/30/2004                     $13,000                          $14,999
10/31/2004                     $13,322                          $15,413
11/30/2004                     $13,834                          $16,352
12/31/2004                     $14,497                          $17,048
 1/31/2005                     $14,213                          $16,626
 2/28/2005                     $14,705                          $17,139
 3/31/2005                     $14,468                          $17,005
 4/30/2005                     $13,862                          $16,463
 5/31/2005                     $14,753                          $17,252
 6/30/2005                     $15,094                          $17,716
 7/31/2005                     $15,823                          $18,650
 8/31/2005                     $15,473                          $18,519
 9/30/2005                     $15,700                          $18,763
10/31/2005                     $15,700                          $18,200

                          AVERAGE ANNUAL TOTAL RETURN

                                                                   Since
                                                                 Inception
                                     1-Year         5-Year         1/4/99
                                     ------         ------       ---------
 Geneva Growth Fund:
   Class A Shares                    11.66%         3.44%          6.83%

*<F13>  January 4, 1999 inception date.

Past performance is not predictive of future results, and the information set forth above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index which represent approximately 25% of the total market capitalization of the Russell 1000 Index. The Index does not reflect any sales charges or other fees and expenses you would pay if you attempted to replicate the Index.

TOP MARKET SECTORS AS OF OCTOBER 31, 2005 AS A PERCENT OF NET ASSETS

Consumer Discretionary                       29.3%
Technology                                   19.5%
Health Care                                  18.0%
Financial Services                           11.8%
Other Energy                                  9.4%
Autos & Transportation                        5.5%
All Other*<F14>                               6.5%

*<F14> Includes short-term investments and net other assets, less collateral held for securities on loan.

FISCAL YEAR IN REVIEW

  For the fiscal year ended October 31, 2005, the North Track Geneva Growth Fund Class A shares (at NAV) returned 17.85%, after Fund expenses of 1.40%, versus 18.09% for its benchmark, the Russell Mid-Cap Index.

  Although performance of the Fund tracked its benchmark closely for much of the time during the fiscal year, two one-month periods of underperformance occurred during the year. During the first month of the fiscal year, the Fund lagged its benchmark by 225 basis points. Specific stock disappointments were the culprit rather than any overwhelming sector or factor impact. Five of the six underperforming stocks are still in the portfolio, and we are pleased to report that all of them have since recovered and are trading at all time highs. Plantronics is the only company of these six that was sold because of sustained headwinds in its industry and our conclusion that growth would continue to slow. The second period of underperformance occurred during the month of August 2005. In this instance, overriding shifts in the market's preference for sector and quality drove the lag rather than fundamental problems with any specific stocks. During this one-month period, we saw a shift toward low-quality stocks and out of the consumer discretionary sector. The Fund was negatively impacted because of its focus on high-quality companies and its overweighted position in consumer stocks. Of course, any period of underperformance is difficult and prompts us to closely evaluate the companies held in the Fund's portfolio. As time has progressed and fundamentals have unfolded, stronger than expected earnings and guidance have lead to a recovery in the stock prices of many companies held by the Fund, especially Chico's FAS, Coach, O'Reilly Auto Parts and Cheesecake Factory.

  We remain convinced that the consumer is stronger than the popular media would have us believe and that the North Track Geneva Growth Fund's focus on the higher-end consumer stocks with above average growth rates and ample expansion opportunities will continue to contribute to its long-term performance.

WISCONSIN TAX-EXEMPT FUND

  The graph below compares the change in the value of a $10,000 investment in Class A Shares of the Wisconsin Tax-Exempt Fund with that of the Lehman 20-Year Municipal Bond Index over a 10-year period. The performance of the Fund shown below reflects a deduction of the maximum 3.50% sales charge and fund operating expenses. Performance for other share classes can be found on the inside front cover of this report.

                        North Track Wisconsin            Lehman 20-Year
    Date                   Tax-Exempt Fund            Municipal Bond Index
    ----                ---------------------         --------------------
   10/31/95                     $9,650                       $10,000
   11/30/95                     $9,828                       $10,221
   12/31/95                     $9,927                       $10,364
    1/31/96                     $9,977                       $10,417
    2/29/96                     $9,877                       $10,298
    3/31/96                     $9,748                       $10,133
    4/30/96                     $9,668                       $10,093
    5/31/96                     $9,729                       $10,105
    6/30/96                     $9,801                       $10,247
    7/31/96                     $9,904                       $10,347
    8/31/96                     $9,885                       $10,330
    9/30/96                    $10,029                       $10,539
   10/31/96                    $10,112                       $10,665
   11/30/96                    $10,299                       $10,887
   12/31/96                    $10,249                       $10,823
    1/31/97                    $10,251                       $10,812
    2/28/97                    $10,356                       $10,928
    3/31/97                    $10,210                       $10,756
    4/30/97                    $10,306                       $10,875
    5/31/97                    $10,465                       $11,071
    6/30/97                    $10,573                       $11,210
    7/31/97                    $10,818                       $11,587
    8/31/97                    $10,723                       $11,444
    9/30/97                    $10,853                       $11,601
   10/31/97                    $10,909                       $11,686
   11/30/97                    $10,975                       $11,781
   12/31/97                    $11,140                       $11,995
    1/31/98                    $11,228                       $12,129
    2/28/98                    $11,239                       $12,137
    3/31/98                    $11,250                       $12,154
    4/30/98                    $11,239                       $12,092
    5/31/98                    $11,372                       $12,311
    6/30/98                    $11,416                       $12,366
    7/31/98                    $11,439                       $12,392
    8/31/98                    $11,563                       $12,606
    9/30/98                    $11,696                       $12,784
   10/31/98                    $11,682                       $12,743
   11/30/98                    $11,715                       $12,802
   12/31/98                    $11,736                       $12,830
    1/31/99                    $11,848                       $12,967
    2/28/99                    $11,846                       $12,911
    3/31/99                    $11,867                       $12,956
    4/30/99                    $11,898                       $12,991
    5/31/99                    $11,825                       $12,894
    6/30/99                    $11,659                       $12,685
    7/31/99                    $11,678                       $12,700
    8/31/99                    $11,569                       $12,496
    9/30/99                    $11,529                       $12,456
   10/31/99                    $11,290                       $12,198
   11/30/99                    $11,406                       $12,380
   12/31/99                    $11,296                       $12,229
  1/31/2000                    $11,195                       $12,143
  2/29/2000                    $11,300                       $12,375
  3/31/2000                    $11,572                       $12,775
  4/30/2000                    $11,471                       $12,654
  5/31/2000                    $11,333                       $12,554
  6/30/2000                    $11,634                       $12,967
  7/31/2000                    $11,802                       $13,190
  8/31/2000                    $11,994                       $13,443
  9/30/2000                    $11,925                       $13,334
 10/31/2000                    $12,056                       $13,518
 11/30/2000                    $12,138                       $13,664
 12/31/2000                    $12,396                       $14,092
  1/31/2001                    $12,528                       $14,164
  2/28/2001                    $12,574                       $14,215
  3/31/2001                    $12,694                       $14,363
  4/30/2001                    $12,548                       $14,153
  5/31/2001                    $12,656                       $14,327
  6/30/2001                    $12,763                       $14,447
  7/31/2001                    $12,936                       $14,701
  8/31/2001                    $13,121                       $14,967
  9/30/2001                    $13,075                       $14,849
 10/31/2001                    $13,210                       $15,046
 11/30/2001                    $13,111                       $14,941
 12/31/2001                    $12,961                       $14,774
  1/31/2002                    $13,186                       $15,038
  2/28/2002                    $13,335                       $15,220
  3/31/2002                    $13,041                       $14,928
  4/30/2002                    $13,310                       $15,203
  5/31/2002                    $13,407                       $15,300
  6/30/2002                    $13,531                       $15,451
  7/31/2002                    $13,695                       $15,664
  8/31/2002                    $13,884                       $15,866
  9/30/2002                    $14,129                       $16,264
 10/31/2002                    $13,930                       $15,960
 11/30/2002                    $13,896                       $15,904
 12/31/2002                    $14,161                       $16,254
  1/31/2003                    $14,142                       $16,223
  2/28/2003                    $14,313                       $16,465
  3/31/2003                    $14,348                       $16,511
  4/30/2003                    $14,449                       $16,660
  5/31/2003                    $14,716                       $17,083
  6/30/2003                    $14,664                       $16,989
  7/31/2003                    $14,278                       $16,309
  8/31/2003                    $14,363                       $16,443
  9/30/2003                    $14,657                       $16,963
 10/31/2003                    $14,603                       $16,895
 11/30/2003                    $14,717                       $17,116
 12/31/2003                    $14,816                       $17,280
  1/31/2004                    $14,874                       $17,396
  2/29/2004                    $15,045                       $17,687
  3/31/2004                    $14,991                       $17,653
  4/30/2004                    $14,735                       $17,212
  5/31/2004                    $14,693                       $17,172
  6/30/2004                    $14,750                       $17,249
  7/31/2004                    $14,909                       $17,539
  8/31/2004                    $15,139                       $17,911
  9/30/2004                    $15,196                       $18,056
 10/31/2004                    $15,299                       $18,269
 11/30/2004                    $15,183                       $18,125
 12/31/2004                    $15,345                       $18,413
  1/31/2005                    $15,460                       $18,691
  2/28/2005                    $15,415                       $18,633
  3/31/2005                    $15,316                       $18,508
  4/30/2005                    $15,522                       $18,852
  5/31/2005                    $15,626                       $19,039
  6/30/2005                    $15,699                       $19,153
  7/31/2005                    $15,612                       $19,088
  8/31/2005                    $15,761                       $19,334
  9/30/2005                    $15,642                       $19,143
 10/31/2005                    $15,555                       $19,005

                          AVERAGE ANNUAL TOTAL RETURN

                                     1-Year         5-Year        10-Year
                                     ------         ------        -------
Wisconsin Tax-Exempt Fund:
  Class A                            -1.88%         2.52%          4.52%

Past performance is not predictive of future results, and the information set forth above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Lehman 20-Year Municipal Bond Index is a broad-based index containing more than 5,000 issues with maturities ranging from 17-22 years. The issues comprising the index are those with a total issue size of $50 million or more. The average quality rating of the municipal bonds included in the Index is "AA." The Index does not reflect any sales charges or other fees and expenses you would pay if you attempted to replicate the Index.

TOP SECTORS AS OF OCTOBER 31, 2005 AS A PERCENT OF PORTFOLIO PAR VALUE

Lease Revenue                                30.4%
Prerefunded/US Govt Guaranteed               19.5%
Other Revenue                                11.7%
All Other                                     8.8%
Multifamily Housing                           8.0%
Sales Tax                                     7.9%
Education                                     7.4%
Retirement/Health Care                        6.3%

FISCAL YEAR IN REVIEW

  Class A Shares of the North Track Wisconsin Tax-Exempt Fund had a return of 1.68% (at NAV) for the fiscal year ended October 31, 2005, compared to the Lehman 20-year Municipal Bond Index, the Fund's benchmark, which returned 4.05%. The difference in performance between the Fund and its benchmark is primarily due to the Fund's operating expenses and shorter duration, which was approximately 5.30 years, as compared to the benchmark's duration of 9.13 years. Maintaining a shorter duration has helped reduce the price volatility of the Fund.

  The Fund's Morningstar Municipal Single State Intermediate peer group of approximately 105 funds had a total return of 1.28% for the twelve months ended October 31, 2005. The Lehman General Obligation (GO) Bond Index, which generally reflects higher quality issues, returned 1.75% over the same time period, behind the overall Lehman Municipal Index at 2.54%.

  During the twelve months ended October 31, 2005, trading activity focused primarily on reinvesting maturities and calls, eliminating smaller holdings, managing liquidity and reducing alternative minimum tax (AMT) exposure. As of October 31, 2005, slightly more than half of the portfolio's holdings carry an outright investment-grade rating with 57.4% in the AAA-BBB categories. Another 19.5% are U.S. Government guaranteed or pre-refunded bonds. Pre-refunded bonds are backed by an escrow or trust containing U.S. Treasury securities that ensures the timely payment of principal and interest on the bonds' call or maturity dates. As a result, pre-refunded bonds generally are regarded to be equivalent to "AAA" rated securities and, thus, do not involve the same credit risks as revenue bonds or general obligation bonds without this credit enhancement. Of the remaining 23.1% in "non-rated" issues, approximately one quarter is credit-enhanced by insurance, letters of credit or government collateral. In addition, the Fund benefits from a broad sector distribution and has over 225 individual security positions. We continue the ongoing repositioning of the Fund to improve credit quality and reduce holdings subject to AMT. Portfolio positions subject to AMT as of October 31, 2005 were 4.74%, down from 5.38% as of October 31, 2004.

  The Fund's duration is approximately 5.30 years as of October 31, 2005, down from 6.34 years at the Fund's year end of October 31, 2004 and significantly less than the Lehman 20-year Municipal Bond Index's 9.13 years. Duration measures the sensitivity of a bond portfolio's market value to changes in interest rates and provides a measure of risk for the portfolio. The duration of the Fund was shortened as a conscious decision given the recent low interest rate environment and expectations of increasing rates. This was accomplished primarily through the addition of variable-rate bond holdings, which should benefit from an increase in short-term interest rates. A shorter duration would prove to be more advantageous should an environment of rising interest rates occur in the months ahead. Finally, the North Track Wisconsin Tax-Exempt Fund continues to have a high concentration of Wisconsin issues at 80.4%.

                            NORTH TRACK FUNDS, INC.

                               S&P 100 INDEX FUND

                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2005

                                                       NUMBER
                                                     OF SHARES        MARKET
                                                    OR PAR VALUE      VALUE
                                                    ------------      ------

COMMON STOCKS -- 99.9%

CONSUMER DISCRETIONARY -- 8.4%
          Black & Decker Corporation                     2,183    $    179,290
          Clear Channel Communications, Inc.            14,717         447,691
*<F15>    Comcast Corporation - Class A                 59,720       1,662,008
          Walt Disney Company                           54,680       1,332,552
#<F17>    Eastman Kodak Company                          7,765         170,053
          Ford Motor Company                            50,470         419,910
#<F17>    General Motors Corporation                    15,369         421,111
          Harrah's Entertainment, Inc.                   5,036         304,577
          The Home Depot, Inc.                          58,174       2,387,461
          Limited Brands                                 9,512         190,335
          McDonald's Corporation                        33,950       1,072,820
          OfficeMax, Inc.                                1,929          54,050
          Radioshack Corporation                         3,659          80,864
          Target Corporation                            24,040       1,338,787
*#        Time Warner, Inc.                            127,602       2,275,144
<F15><F17>
          Viacom, Inc.- Class B                         43,075       1,334,033
                                                                  ------------
                                                                    13,670,686
                                                                  ------------

CONSUMER STAPLES -- 12.6%
          Altria Group, Inc.                            56,424       4,234,621
#<F17>    Anheuser-Busch Companies, Inc.                21,085         869,967
          Avon Products, Inc.                           12,850         346,822
          Campbell Soup Company                          5,048         146,897
          Coca-Cola Company                             56,486       2,416,471
          Colgate-Palmolive Company                     14,173         750,602
#<F17>    Heinz (H.J.) Company                           9,258         328,659
          PepsiCo, Inc.                                 45,355       2,679,574
          Procter & Gamble Company                      93,361       5,227,282
          Sara Lee Corporation                          21,294         380,098
#<F17>    Wal-Mart Stores, Inc.                         67,888       3,211,781
                                                                  ------------
                                                                    20,592,774
                                                                  ------------

ENERGY -- 9.9%
          Baker Hughes, Inc.                             9,236         507,611
          Chevron Corporation                           55,200       3,150,264
#<F17>    El Paso Energy Corporation                    17,991         213,373
          Exxon Mobil Corporation                      171,484       9,627,112
          Halliburton Company                           13,792         815,107
#<F17>    Schlumberger Limited                          16,069       1,458,583
          Williams Companies, Inc.                      15,612         348,148
                                                                  ------------
                                                                    16,120,198
                                                                  ------------

FINANCIAL SERVICES -- 19.8%
          The Allstate Corporation                      17,893         944,571
          American Express Company                      28,776       1,432,182
          American International Group, Inc.            70,615       4,575,852
          Bank of America Corporation                  109,284       4,780,082
          Citigroup, Inc.                              140,568       6,435,203
          The Goldman Sachs Group, Inc.                 12,624       1,595,295
          The Hartford Financial
            Services Group, Inc.                         8,126         648,048
          JPMorgan Chase & Company                      95,493       3,496,954
#<F17>    Lehman Brothers Holdings, Inc.                 7,357         880,412
          Merrill Lynch & Company, Inc.                 25,201       1,631,513
          Morgan Stanley                                29,582       1,609,557
          U.S. Bancorp                                  49,743       1,471,398
          Wells Fargo & Company                         45,899       2,763,120
                                                                  ------------
                                                                    32,264,187
                                                                  ------------

HEALTH CARE -- 12.5%
          Abbott Laboratories                           42,220       1,817,571
*<F15>    Amgen, Inc.                                   33,505       2,538,339
#<F17>    Baxter International, Inc.                    16,934         647,387
          Bristol-Myers Squibb Company                  53,186       1,125,947
          CIGNA Corporation                              3,480         403,227
#<F17>    HCA, Inc.                                     12,294         592,448
          Johnson & Johnson                             80,886       5,065,081
*<F15>    MedImmune, Inc.                                6,737         235,660
          Medtronic, Inc.                               32,892       1,863,661
          Merck & Company Inc.                          59,685       1,684,311
          Pfizer, Inc.                                 200,401       4,356,718
                                                                  ------------
                                                                    20,330,350
                                                                  ------------

INDUSTRIALS -- 12.6%
          3M Company                                    20,790       1,579,624
          The Boeing Company                            22,322       1,442,894
          Burlington Northern
            Santa Fe Corporation                        10,123         628,233
          Caterpillar, Inc.                             18,450         970,286
          FedEx Corporation                              8,200         753,826
          General Dynamics Corporation                   5,494         638,952
+<F16>    General Electric Company                     288,304       9,776,389
          Honeywell International, Inc.                 23,270         795,834
          Norfolk Southern Corporation                  11,027         443,286
          Raytheon Company                              12,348         456,259
          Rockwell Automation, Inc.                      4,948         262,986
          Tyco International Ltd.                       55,034       1,452,347
          United Technologies Corporation               27,826       1,426,917
                                                                  ------------
                                                                    20,627,833
                                                                  ------------

INFORMATION TECHNOLOGY -- 15.9%
*<F15>    Cisco Systems, Inc.                          173,835       3,033,421
*<F15>    Computer Sciences Corporation                  5,053         258,966
*<F15>    Dell, Inc.                                    65,250       2,080,170
*<F15>    EMC Corporation                               65,509         914,506
          Hewlett-Packard Company                       77,915       2,184,737
          Intel Corporation                            165,772       3,895,642
          International Business
            Machines Corporation                        43,388       3,552,609
#<F17>    Lucent Technologies, Inc.                    120,777         344,214
          Microsoft Corporation                        250,518       6,438,313
          National Semiconductor Corporation             9,356         211,726
*<F15>    Oracle Corporation                           102,547       1,300,296
          Texas Instruments, Inc.                       44,163       1,260,854
*<F15>    Unisys Corporation                             9,247          47,252
          Xerox Corporation                             26,082         353,933
                                                                  ------------
                                                                    25,876,639
                                                                  ------------

MATERIALS -- 2.3%
          Alcoa, Inc.                                   23,710         575,916
#<F17>    Allegheny Technologies, Inc.                   2,273          65,258
          Dow Chemical Company                          26,235       1,203,137
          DuPont (E.I.) de Nemours
            and Company                                 27,018       1,126,380
          International Paper Company                   13,332         389,028
          Weyerhaeuser Company                           6,662         421,971
                                                                  ------------
                                                                     3,781,690
                                                                  ------------

TELECOMMUNICATION -- 4.2%
          AT&T Corporation                              21,769         430,591
#<F17>    SBC Communications, Inc.                      89,839       2,142,660
          Sprint Nextel Corporation                     79,800       1,860,138
          Verizon Communications                        75,220       2,370,182
                                                                  ------------
                                                                     6,803,571
                                                                  ------------

UTILITIES -- 1.7%
*<F15>    The AES Corporation                           17,810         283,001
          American Electric Power
            Company, Inc.                               10,721         406,969
          Entergy Corporation                            5,633         398,366
#<F17>    Exelon Corporation                            18,236         948,819
          Southern Company                              20,249         708,512
                                                                  ------------
                                                                     2,745,667
                                                                  ------------
Total Common Stocks
  (Cost $128,652,489)                                              162,813,595
                                                                  ------------

SHORT-TERM INVESTMENTS -- 9.2%

COMMERCIAL PAPER -- 3.7%
\<F18>    Autobahn Funding Corp 4(2)144A
            4.060%, due 11-01-2005                   1,432,584       1,432,422
\<F18>    Countrywide Financial
            4.100%, due 11-01-2005                   1,432,584       1,432,421
\<F18>    Four Winds Funding DCP
            4.080%, due 11-01-2005                   1,432,584       1,432,422
\<F18>    Jacksonville Electric Authority
            4.080%, due 12-08-2005                     482,017         482,017
\<F18>    Morgan St Dean Witter CP
            4.143%, due 2-15-2006                    1,193,820       1,193,820
                                                                  ------------
                                                                     5,973,102
                                                                  ------------

MASTER NOTE -- 1.0%
\<F18>    Bank of America Securities
            4.143%, due 11-01-2005                     955,056         955,056
\<F18>    JP Morgan Securities
            4.143%, due 11-15-2005                     716,292         716,292
                                                                  ------------
                                                                     1,671,348
                                                                  ------------

MEDIUM TERM NOTES -- 2.4%
\<F18>    Bear Stearns & Company MTN
            4.161%, due 1-12-2006                      955,056         955,976
\<F18>    First Tennessee Bank Notes
            3.830%, due 3-21-2006                      955,056         955,056
\<F18>    General Electric Cap Crp Fo MTN
            4.114%, due 3-29-2006                      955,056         955,665
\<F18>    Sigma Finance Inc
            3.830%, due 7-07-2006                      955,056         954,961
                                                                  ------------
                                                                     3,821,658
                                                                  ------------

REPURCHASE AGREEMENTS -- 1.7%
\<F18>    Bank of America Securities LLC
            Triparty Repurchase Agreement
            4.010%, due 11-01-2005
            collateralized by FNMA Discount
            Note, due 03-22-2006                     2,824,256       2,824,256
                                                                  ------------

MONEY MARKET -- 0.4%
          Highmark Diversified Money Market
            Fund, Fiduciary Shares                     614,610         614,610
                                                                  ------------
Total Short-Term Investments
  (Cost $14,904,974)                                                14,904,974
                                                                  ------------

TOTAL INVESTMENTS -- 109.1%
  (COST $143,557,463)                                              177,718,569
LESS COLLATERAL HELD FOR
  SECURITIES ON LOAN -- (8.8)%                                     (14,290,364)
OTHER LIABILITIES,
  LESS OTHER ASSETS -- (0.3)%                                         (553,400)
                                                                  ------------
NET ASSETS -- 100.0%                                              $162,874,805
                                                                  ------------
                                                                  ------------

*<F15>    Non-income producing
+<F16>    Designated as collateral against futures
#<F17>    Loaned securities
\<F18> Security purchased with cash received to collateralize loaned securities

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                           ARCAEX TECH 100 INDEX FUND

                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2005

                                                       NUMBER
                                                      OF SHARES       MARKET
                                                    OR PAR VALUE      VALUE
                                                    ------------      ------

COMMON STOCKS -- 99.8%

AEROSPACE & DEFENSE -- 4.9%
          Goodrich Corporation                         158,235    $  5,707,536
          Lockheed Martin Corporation                  158,235       9,582,712
          Raytheon Company                             158,235       5,846,783
                                                                  ------------
                                                                    21,137,031
                                                                  ------------

BIOTECHNOLOGY -- 14.0%
*<F19>    Amgen, Inc.                                  158,235      11,987,884
          Applera Corporation -
          Applied Biosystems Group                     158,235       3,840,363
*<F19>    Biogen Idec, Inc.                            158,235       6,429,088
*#        Chiron Corporation                           158,235       6,984,493
<F19><F21>
*<F19>    Genentech, Inc.                              158,234      14,336,000
*#        Genzyme Corporation                          158,235      11,440,391
<F19><F21>
*#        MedImmune, Inc.                              158,235       5,535,060
<F19><F21>
                                                                  ------------
                                                                    60,553,279
                                                                  ------------

COMMUNICATIONS EQUIPMENT -- 9.7%
*#        3Com Corporation                             158,235         609,205
<F19><F21>
*#        ADC Telecommunications, Inc.                 158,234       2,761,183
<F19><F21>
#<F21>    Alcatel ADR                                  158,235       1,857,679
*<F19>    CIENA Corporation                            158,235         375,017
*<F19>    Cisco Systems, Inc.                          158,235       2,761,201
          Corning, Inc.                                158,235       3,178,941
          Harris Corporation                           158,236       6,503,500
*<F19>    JDS Uniphase Corporation                     158,235         332,293
*<F19>    Juniper Networks, Inc.                       158,235       3,691,622
          Motorola, Inc.                               158,235       3,506,488
#<F21>    Nokia Corp - ADR                             158,235       2,661,513
          Nortel Networks Corporation                  158,235         514,264
          QUALCOMM, Inc.                               158,235       6,291,423
          Scientific-Atlanta, Inc.                     158,235       5,607,848
*<F19>    Tellabs, Inc.                                158,235       1,512,727
                                                                  ------------
                                                                    42,164,904
                                                                  ------------

COMPUTERS & PERIPHERALS -- 11.5%
*<F19>    Adaptec, Inc.                                158,235         650,346
*#        Apple Computer, Inc.                         158,236       9,112,811
<F19><F21>
*<F19>    Dell, Inc.                                   158,235       5,044,532
*<F19>    EMC Corporation                              158,235       2,208,961
*#        Gateway, Inc.                                158,235         450,970
<F19><F21>
          Hewlett-Packard Company                      158,235       4,436,909
+<F20>    International Business
            Machines Corporation                       158,235      12,956,282
*<F19>    NCR Corporation                              158,236       4,781,892
*#        Network Appliance, Inc.                      158,235       4,329,309
<F19><F21>
*<F19>    QLogic Corporation                           158,235       4,772,367
*<F19>    Quantum Corporation - DLT
            & Storage Systems                          158,235         477,870
*<F19>    Sun Microsystems, Inc.                       158,235         632,940
                                                                  ------------
                                                                    49,855,189
                                                                  ------------

ELECTRICAL EQUIPMENT -- 0.8%
#<F21>    American Power
            Conversion Corporation                     158,235       3,384,647
                                                                  ------------

ELECTRONIC EQUIPMENT
  & INSTRUMENTS -- 3.5%
*<F19>    Agilent Technologies, Inc.                   158,235       5,065,102
*<F19>    Coherent, Inc.                               158,235       4,685,338
*<F19>    Solectron Corporation                        158,235         558,570
          Symbol Technologies, Inc.                    158,235       1,313,351
#<F21>    Tektronix, Inc.                              158,235       3,636,240
                                                                  ------------
                                                                    15,258,601
                                                                  ------------

HEALTH CARE EQUIPMENT & SUPPLIES -- 9.4%
#<F21>    Biomet, Inc.                                 158,235       5,511,325
*#        Boston Scientific Corporation                158,235       3,974,863
<F19><F21>
          Medtronic, Inc.                              158,235       8,965,595
          Millipore Corporation                        158,235       9,687,147
*<F19>    St. Jude Medical, Inc.                       158,235       7,606,356
*<F19>    Thermo Electron Corporation                  158,235       4,777,115
                                                                  ------------
                                                                    40,522,401
                                                                  ------------

INTERNET SOFTWARE & SERVICES -- 1.3%
*<F19>    Yahoo!, Inc.                                 158,236       5,849,985
                                                                  ------------

IT SERVICES -- 8.1%
          Automatic Data Processing, Inc.              158,235       7,383,245
*#        Computer Sciences Corporation                158,235       8,109,544
<F19><F21>
*<F19>    DST System, Inc.                             158,235       8,880,148
          Electronic Data Systems                      158,235       3,688,458
          First Data Corporation                       158,235       6,400,606
*<F19>    Unisys Corporation                           158,235         808,581
                                                                  ------------
                                                                    35,270,582
                                                                  ------------

MEDIA -- 0.9%
*#        Sirius Satellite Radio, Inc.                 158,235         987,386
<F19><F21>
#<F21>    Time Warner, Inc.                            158,235       2,821,330
                                                                  ------------
                                                                     3,808,716
                                                                  ------------

OFFICE ELECTRONICS -- 0.5%
          Xerox Corporation                            158,235       2,147,249
                                                                  ------------

SEMICONDUCTORS &
  SEMICONDUCTOR EQUIPMENT -- 17.8%
*<F19>    Advanced Micro Devices, Inc.                 158,235       3,674,217
*<F19>    Altera Corporation                           158,235       2,634,613
#<F21>    Analog Devices, Inc.                         158,235       5,503,413
          Applied Materials, Inc.                      158,235       2,591,889
*<F19>    Broadcom Corporation - Class A               158,235       6,718,658
*#        Cypress Semiconductor Corporation            158,235       2,151,996
<F19><F21>
          Intel Corporation                            158,235       3,718,523
          KLA-Tencor Corporation                       158,235       7,324,698
*<F19>    Kulicke & Soffa Industries, Inc.             158,235         992,133
*<F19>    Lam Research Corporation                     158,235       5,338,849
#<F21>    Linear Technology Corporation                158,235       5,254,984
*<F19>    LSI Logic Corporation                        158,235       1,283,286
          Maxim Integrated Products, Inc.              158,235       5,487,590
*#        Micron Technology, Inc.                      158,235       2,055,473
<F19><F21>
#<F21>    National Semiconductor Corporation           158,236       3,580,881
*<F19>    Novellus Systems, Inc.                       158,235       3,459,017
*<F19>    Standard Microsystems Corporation            158,235       4,473,303
*#        Teradyne, Inc.                               158,235       2,142,502
<F19><F21>
#<F21>    Texas Instruments, Inc.                      158,235       4,517,609
*#        Vitesse Semiconductors                       158,235         261,088
<F19><F21>
          Xilinx, Inc.                                 158,235       3,789,728
                                                                  ------------
                                                                    76,954,450
                                                                  ------------

SOFTWARE -- 17.4%
          Adobe Systems, Inc.                          158,234       5,103,046
          Autodesk, Inc.                               158,236       7,141,191
*<F19>    BEA Systems, Inc.                            158,235       1,395,633
*<F19>    BMC Software, Inc.                           158,235       3,099,824
*#        Cadence Design Systems, Inc.                 158,235       2,528,595
<F19><F21>
*<F19>    Check Point Software
            Technologies Ltd.                          158,235       3,538,135
*<F19>    Cognos, Inc.                                 158,235       5,938,560
          Computer Associates
            International, Inc.                        158,235       4,425,833
*<F19>    Compuware Corporation                        158,235       1,280,121
*<F19>    Electronic Arts, Inc.                        158,235       9,000,407
*<F19>    McAfee, Inc.                                 158,235       4,751,797
*<F19>    Mentor Graphics Corporation                  158,235       1,308,603
          Microsoft Corporation                        158,235       4,066,639
*#        Novell, Inc.                                 158,235       1,205,751
<F19><F21>
*<F19>    Oracle Corporation                           158,235       2,006,420
          SAP AG - ADR                                 158,235       6,794,611
          Siebel Systems, Inc.                         158,235       1,637,732
*#        Sybase, Inc.                                 158,235       3,520,729
<F19><F21>
*<F19>    Symantec Corporation                         158,236       3,773,929
*<F19>    Synopsys, Inc.                               158,235       2,998,553
                                                                  ------------
                                                                    75,516,109
                                                                  ------------
Total Common Stocks
  (Cost $545,416,252)                                              432,423,143
                                                                  ------------

SHORT-TERM INVESTMENTS -- 19.2%

COMMERCIAL PAPER -- 7.9%
\<F22>    Autobahn Funding Corp 4(2)144A
            4.060%, due 11-01-2005                   8,202,064       8,201,139
\<F22>    Countrywide Financial
            4.100%, due 11-01-2005                   8,202,064       8,201,130
\<F22>    Four Winds Funding DCP
            4.080%, due 11-01-2005                   8,202,064       8,201,135
\<F22>    Jacksonville Electric Authority
            4.080%, due 12-08-2005                   2,759,721       2,759,721
\<F22>    Morgan St Dean Witter CP
            4.143%, due 2-15-2006                    6,835,054       6,835,054
                                                                  ------------
                                                                    34,198,179
                                                                  ------------

MASTER NOTE -- 2.2%
\<F22>    Bank of America Securities
            4.143%, due 11-01-2005                   5,468,043       5,468,043
\<F22>    JP Morgan Securities
            4.143%, due 11-15-2005                   4,101,032       4,101,032
                                                                  ------------
                                                                     9,569,075
                                                                  ------------

MEDIUM TERM NOTES -- 5.1%
\<F22>    Bear Stearns & Company MTN
            4.161%, due 1-12-2006                    5,468,043       5,473,309
\<F22>    First Tennessee Bank Notes
            3.830%, due 3-21-2006                    5,468,043       5,468,043
\<F22>    General Electric Cap Crp Fo MTN
            4.114%, due 3-29-2006                    5,468,043       5,471,531
\<F22>    Sigma Finance Inc
            3.830%, due 7-07-2006                    5,468,043       5,467,496
                                                                  ------------
                                                                    21,880,379
                                                                  ------------

REPURCHASE AGREEMENTS -- 3.7%
\<F22>    Bank of America Securities LLC
            Triparty Repurchase Agreement
            4.010%, due 11-01-2005
            collateralized by FNMA Discount
            Note, due 03-22-2006                    16,169,894      16,169,894
                                                                  ------------

MONEY MARKET -- 0.3%
          Highmark Diversified Money Market
            Fund, Fiduciary Shares                   1,378,033       1,378,033
                                                                  ------------
Total Short-Term Investments
  (Cost $83,195,560)                                                83,195,560
                                                                  ------------

TOTAL INVESTMENTS -- 119.0%
  (COST $628,611,812)                                              515,618,703
LESS COLLATERAL HELD FOR
  SECURITIES ON LOAN -- (18.9)%                                    (81,817,527)
OTHER LIABILITIES,
  LESS OTHER ASSETS -- (0.1)%                                         (574,059)
                                                                  ------------
NET ASSETS -- 100.0%                                              $433,227,117
                                                                  ------------
                                                                  ------------

*<F19>    Non-income producing
+<F20>    Designated as collateral against futures
#<F21>    Loaned securities
\<F22> Security purchased with cash received to collateralize loaned securities

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                     DOW JONES EQUITY INCOME 100 PLUS FUND

                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2005

                                                         NUMBER
                                                        OF SHARES     MARKET
                                                      OR PAR VALUE     VALUE
                                                      ------------    ------

COMMON STOCKS -- 99.0%

CONSUMER  DISCRETIONARY -- 14.8%
     Dow Jones and Company, Inc.                          3,500    $   118,685
     Ford Motor Company                                  12,140        101,005
     General Motors Corporation                           3,620         99,188
     Harrah's Entertainment, Inc.                         1,700        102,816
     Knight-Ridder, Inc.                                  2,000        106,760
     Limited Brands                                       5,800        116,058
     Maytag Corporation                                   8,040        138,449
     McDonald's Corporation                               3,750        118,500
     The New York Times Company                           4,000        108,960
     Newell Rubbermaid, Inc.                              5,025        115,524
     OfficeMax, Inc.                                      4,200        117,684
     Pier 1 Imports, Inc.                                 8,700         89,784
     The ServiceMaster Company                            9,300        116,994
     Snap-on, Inc.                                        2,600         93,652
     Tupperware Corporation                               9,500        217,835
     Whirlpool Corporation                                1,140         89,490
                                                                   -----------
                                                                     1,851,384
                                                                   -----------

CONSUMER STAPLES -- 9.5%
     Albertson's, Inc.                                    6,100        153,171
     Altria Group, Inc.                                   1,990        149,349
     ConAgra Foods, Inc.                                  5,410        125,891
     Delta and Pine Land Company                          5,000        124,750
     Loews Corporation-Carolina Group                     3,760        154,724
     Reynolds American, Inc.                              1,600        136,000
     Sara Lee Corporation                                 6,310        112,634
     SUPERVALUE, Inc.                                     3,800        119,434
     UST, Inc.                                            2,780        115,064
                                                                   -----------
                                                                     1,191,017
                                                                   -----------

ENERGY -- 9.5%
     ChevronTexaco Corporation                            2,250        128,408
     ConocoPhillips                                       2,180        142,528
     El Paso Energy Corporation                          10,900        129,274
     Exxon Mobil Corporation                              2,170        121,824
     General Maritime Corporation                         2,900        107,967
     Kerr-McGee Corporation                               1,680        142,867
     Kinder Morgan, Inc.                                  1,540        139,986
     Marathon Oil Corporation                             2,360        141,978
     Occidental Petroleum Corporation                     1,600        126,208
                                                                   -----------
                                                                     1,181,040
                                                                   -----------

FINANCIAL SERVICES -- 20.6%
     American Financial Realty Trust                      8,100         99,711
     Annaly Mortgage
       Management, Inc.                                   7,010         80,475
     Apartment Investment &
       Management Company                                 3,040        116,736
     Brandywine Realty Trust                              4,100        112,340
     Colonial Properties Trust                            2,800        122,388
     Comerica, Inc.                                       2,020        116,715
     Crescent Real Estate
       Equities Company                                   6,750        134,662
     Equity Office Properties Trust                       3,830        117,964
     First Horizon
       National Corporation                               2,400         92,832
     First Industrial Realty Trust, Inc.                  3,200        130,016
     Friedman, Billings,
       Ramsey Group, Inc.                                 8,600         76,282
     Health Care Property
       Investors, Inc.                                    4,600        117,070
     Healthcare Realty Trust, Inc.                        3,290        124,494
     Highwoods Properties, Inc.                           4,200        118,482
     Home Properties, Inc.                                2,900        112,665
     HRPT Properties Trust                               10,260        111,937
     Impac Mortgage Holdings, Inc.                        6,600         66,264
     iStar Financial, Inc.                                3,000        110,610
     Nationwide Health Properties, Inc.                   5,300        122,907
     New Century
       Financial Corporation                              2,400         74,088
     Novastar Financial, Inc.                             3,200         94,176
     The Student Loan Corporation                           550        120,560
     Thornburg Mortgage, Inc.                             4,340        110,019
     Washington Mutual, Inc.                              2,350         93,060
                                                                   -----------
                                                                     2,576,453
                                                                   -----------

HEALTH CARE -- 9.3%
     Abbott Laboratories                                  2,540        109,347
     Baxter International, Inc.                           3,350        128,070
     Bristol-Myers Squibb Company                         4,950        104,792
     Eli Lilly and Company                                2,240        111,530
     Hillenbrand Industries, Inc.                         2,440        112,411
     Johnson & Johnson                                    1,910        119,604
     Mentor Corporation                                   3,000        135,000
     Merck & Company Inc.                                 4,090        115,420
     Pfizer, Inc.                                         4,500         97,830
     Wyeth                                                2,790        124,322
                                                                   -----------
                                                                     1,158,326
                                                                   -----------

INDUSTRIALS -- 11.1%
     Acuity Brands, Inc.                                  4,900        136,269
     American Power
       Conversion Corporation                             5,300        113,367
     Deluxe Corporation                                   3,030        100,990
     Emerson Electric Company                             2,040        141,882
     Hubbel, Inc. - Class B                               2,820        135,811
     IKON Office Solutions, Inc.                         13,200        131,736
     Pitney Bowes, Inc.                                   2,870        120,770
     R. R. Donnelley &
       Sons Company                                       3,660        128,173
     Textron, Inc.                                        1,260         90,770
     The Timkin Company                                   5,400        153,144
     Waste Management, Inc.                               4,400        129,844
                                                                   -----------
                                                                     1,382,756
                                                                   -----------

INFORMATION TECHNOLOGY -- 7.4%
     ADTRAN, Inc.                                         5,100        154,275
     Diebold, Inc.                                        2,800        101,192
     Electronic Data
       Systems Corporation                                6,570        153,146
     Hewlett-Packard Company                              5,370        150,575
     Imation Corporation                                  3,200        136,992
     The Reynolds and
       Reynolds Company                                   4,620        122,615
     Seagate Technology                                   7,100        102,879
                                                                   -----------
                                                                       921,674
                                                                   -----------

MATERIALS -- 7.3%
     Bemis Company, Inc.                                  4,700        124,174
     Lyondell Chemical Company                            4,760        127,568
     Olin Corporation                                     6,800        121,584
     Packaging Corporation
       of America                                         5,900        119,711
     Sonoco Products Company                              4,710        133,293
     Temple-Inland, Inc.                                  3,400        125,222
     Worthington Industries, Inc.                         8,000        160,960
                                                                   -----------
                                                                       912,512
                                                                   -----------

TELECOMMUNICATION -- 3.0%
     AT&T Corporation                                     6,540        129,361
     Citizens Communications
       Company                                            9,300        113,832
     SBC Communications, Inc.                             5,300        126,405
                                                                   -----------
                                                                       369,598
                                                                   -----------

UTILITIES -- 6.5%
     Duquesne Light Holdings, Inc.                        6,700        111,823
     Great Plains Energy, Inc.                            3,900        111,969
     MDU Resources Group, Inc.                            4,500        148,365
     OGE Energy Corporation                               4,300        110,768
     Peoples Energy Corporation                           2,900        107,880
     Progress Energy, Inc.                                2,800        122,052
     TECO Energy, Inc.                                    5,380         93,074
                                                                   -----------
                                                                       805,931
                                                                   -----------
Total Common Stocks
  (Cost $12,795,981)                                                12,350,691
                                                                   -----------

SHORT-TERM INVESTMENTS -- 0.8%

MONEY MARKET
     Highmark Diversified Money Market
       Fund, Fiduciary Shares                           102,116        102,116
                                                                   -----------
Total Short-Term Investments
  (Cost $102,116)                                                      102,116
                                                                   -----------

TOTAL INVESTMENTS -- 99.8%
  (COST $12,898,097)                                                12,452,807
OTHER ASSETS, LESS
  OTHER LIABILITIES -- 0.2%                                             23,804
                                                                   -----------
NET ASSETS -- 100.0%                                               $12,476,611
                                                                   -----------
                                                                   -----------

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                    DOW JONES U.S. HEALTH CARE 100 PLUS FUND

                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2005

                                                         NUMBER
                                                       OF SHARES      MARKET
                                                      OR PAR VALUE    VALUE
                                                      ------------    ------

COMMON STOCKS -- 99.8%

BIOTECHNOLOGY -- 16.1%
*<F23>    Affymetrix, Inc.                                3,967    $   180,221
*<F23>    Amgen, Inc.                                    55,340      4,192,558
*#        Amylin Pharmaceuticals, Inc.                    6,315        212,184
<F23><F24>
          Applera Corporation -
          Applied Biosystems Group                       22,552        547,337
*<F23>    Biogen Idec, Inc.                              13,170        535,097
*#        Celgene Corporation                             9,490        532,389
<F23><F24>
*#        Cephalon, Inc.                                  3,713        169,276
<F23><F24>
*<F23>    Charles River Laboratories
            International, Inc.                           4,657        203,790
*<F23>    Chiron Corporation                              6,761        298,431
*<F23>    Genentech, Inc.                                22,466      2,035,420
*#        Genzyme Corporation                            13,409        969,471
<F23><F24>
*<F23>    Gilead Sciences, Inc.                          22,662      1,070,779
*#        Human Genome Sciences, Inc.                     9,198         76,803
<F23><F24>
*#        ICOS Corporation                                3,967        107,030
<F23><F24>
*<F23>    Invitrogen Corporation                          3,329        211,691
*<F23>    MedImmune, Inc.                                 7,986        279,350
*<F23>    Millennium Pharmaceuticals, Inc.               20,099        183,303
*<F23>    NPS Pharmaceuticals, Inc.                       3,270         32,242
*#        Neurocrine Biosciences, Inc.                    2,517        132,948
<F23><F24>
*#        OSI Pharmaceuticals, Inc.                       3,300         76,890
<F23><F24>
*<F23>    Protein Design Labs, Inc.                       6,883        192,862
*<F23>    Techne Corporation                              2,415        130,941
                                                                   -----------
                                                                    12,371,013
                                                                   -----------

HEALTH CARE EQUIPMENT
  AND SUPPLIES -- 19.7%
#<F24>    Alcon, Inc.                                     4,465        593,398
          Bausch & Lomb, Inc.                             3,329        246,979
          Baxter International, Inc.                     37,937      1,450,332
          Beckman Coulter, Inc.                           4,010        197,533
          Becton Dickinson and Company                   17,822        904,466
          Biomet, Inc.                                   13,703        477,275
*<F23>    Boston Scientific Corporation                  32,734        822,278
          C. R. Bard, Inc.                                6,272        391,247
          Cooper Companies, Inc.                          2,800        192,752
*#        Cytyc Corporation                               7,396        187,489
<F23><F24>
          Dade Behring Holdings, Inc.                    12,100        435,721
          DENTSPLY International, Inc.                    4,481        247,082
*<F23>    Edwards Lifesciences Corporation                3,918        162,127
          Fisher Scientific International, Inc.           6,809        384,708
*<F23>    Gen-Probe, Inc.                                 3,290        134,364
          Guidant Corporation                            16,910      1,065,330
          Hillenbrand Industries, Inc.                    3,755        172,993
*<F23>    Hospira, Inc.                                   9,400        374,590
*<F23>    IDEXX Laboratories, Inc.                        2,205        154,637
*<F23>    INAMED Corporation                              2,350        167,085
          Medtronic, Inc.                                54,980      3,115,167
          Millipore Corporation                           3,150        192,843
*<F23>    Respironics, Inc.                               5,020        180,067
          STERIS Corporation                              4,709        107,412
*<F23>    St. Jude Medical, Inc.                         19,074        916,887
          Stryker Corporation                            15,698        644,717
#<F24>    Varian Medical Systems, Inc.                    8,244        375,597
*<F23>    Zimmer Holdings, Inc.                          13,392        854,008
                                                                   -----------
                                                                    15,149,084
                                                                   -----------

HEALTH CARE PROVIDERS
  AND SERVICES -- 22.2%
          Aetna, Inc.                                    15,050      1,332,828
*<F23>    Apria Healthcare Group, Inc.                    3,494         80,607
*<F23>    Caremark Rx, Inc.                              23,746      1,244,290
          CIGNA Corporation                               7,178        831,715
*<F23>    Community Health Systems, Inc.                  5,600        207,816
*<F23>    Covance, Inc.                                   4,072        198,103
*<F23>    Coventry Health Care, Inc.                      9,097        491,147
*<F23>    DaVita, Inc.                                    6,124        301,178
*<F23>    Express Scripts, Inc, - Class A                 7,340        553,509
#<F24>    HCA, Inc.                                      22,456      1,082,155
#<F24>    Health Management
            Associates, Inc. - Class A                   14,019        300,147
*<F23>    Health Net, Inc.                                2,040         95,554
*<F23>    Henry Schein, Inc.                              5,500        218,020
*<F23>    Humana, Inc.                                    9,382        416,467
*<F23>    Laboratory Corporation
            of America Holdings                           7,980        385,035
*<F23>    Lincare Holdings, Inc.                          6,277        256,415
#<F24>    Manor Care, Inc.                                5,588        208,153
*<F23>    Medco Health Solutions, Inc.                   16,320        922,080
*<F23>    PacifiCare Health Systems, Inc.                 8,070        664,645
*#        Patterson Companies, Inc.                       7,156        296,115
<F23><F24>
          Pharmaceutical Product
            Development, Inc.                             3,218        184,938
          Quest Diagnostics, Inc.                         9,092        424,687
*<F23>    Renal Care Group, Inc.                          4,281        200,565
#<F24>    Tenet Healthcare Corporation                   28,850        242,917
*<F23>    Triad Hospitals, Inc.                           5,370        220,868
          UnitedHealth Group, Inc.                       57,102      3,305,635
#<F24>    Universal Health Services,
            Inc. - Class B                                3,499        164,943
*<F23>    Wellpoint Health Networks, Inc.                29,120      2,174,682
                                                                   -----------
                                                                    17,005,214
                                                                   -----------

PHARMACEUTICALS -- 41.8%
          Abbott Laboratories                            70,775      3,046,864
#<F24>    Allergan, Inc.                                  7,387        659,659
*<F23>    Barr Laboratories, Inc.                         5,518        317,009
          Bristol-Myers Squibb Company                   93,952      1,988,964
#<F24>    Eli Lilly and Company                          45,554      2,268,134
*<F23>    Forest Laboratories, Inc.                      19,533        740,496
*#        IVAX Corporation                               13,357        381,342
<F23><F24>
          Johnson & Johnson                             117,300      7,345,326
*<F23>    King Pharmaceuticals, Inc.                     15,203        234,582
#<F24>    Medicis Pharmaceutical Corporation              3,812        112,454
          Merck & Company, Inc.                         101,700      2,869,974
*<F23>    MGI Pharma, Inc.                                4,850         90,986
          Mylan Laboratories, Inc.                       13,491        259,162
*#        Par Pharmaceutical Companies, Inc.              2,420         62,629
<F23><F24>
          Pfizer, Inc.                                  299,116      6,502,782
          Schering-Plough Corporation                    73,492      1,494,827
*<F23>    Sepracor, Inc.                                  6,339        356,569
          Valeant Pharmaceuticals
            International                                 6,136        105,294
*<F23>    Watson Pharmaceuticals, Inc.                    6,859        237,047
          Wyeth                                          66,503      2,963,374
                                                                   -----------
                                                                    32,037,474
                                                                   -----------
Total Common Stocks
  (Cost $67,736,913)                                                76,562,785
                                                                   -----------

SHORT-TERM INVESTMENTS -- 10.9%

COMMERCIAL PAPER -- 4.5%
\<F25>    Autobahn Funding Corp 4(2)144A
            4.060%, due 11-01-2005                      825,556        825,463
\<F25>    Countrywide Financial
            4.100%, due 11-01-2005                      825,556        825,462
\<F25>    Four Winds Funding DCP
            4.080%, due 11-01-2005                      825,556        825,462
\<F25>    Jacksonville Electric Authority
            4.080%, due 12-08-2005                      277,772        277,772
\<F25>    Morgan St Dean Witter CP
            4.143%, due 2-15-2006                       687,963        687,963
                                                                   -----------
                                                                     3,442,122
                                                                   -----------

MASTER NOTE -- 1.2%
\<F25>    Bank of America Securities
            4.143%, due 11-01-2005                      550,370        550,370
\<F25>    JP Morgan Securities
            4.143%, due 11-15-2005                      412,778        412,778
                                                                   -----------
                                                                       963,148
                                                                   -----------

MEDIUM TERM NOTES -- 2.9%
\<F25>    Bear Stearns & Company MTN
            4.161%, due 1-12-2006                       550,370        550,900
\<F25>    First Tennessee Bank Notes
            3.830%, due 3-21-2006                       550,370        550,370
\<F25>    General Electric Cap Crp Fo MTN
            4.114%, due 3-29-2006                       550,370        550,722
\<F25>    Sigma Finance Inc
            3.830%, due 7-07-2006                       550,370        550,315
                                                                   -----------
                                                                     2,202,307
                                                                   -----------

REPURCHASE AGREEMENTS -- 2.1%
\<F25>    Bank of America Securities LLC
            Triparty Repurchase Agreement
            4.010%, due 11-01-2005
            collateralized by FNMA Discount
            Note, due 03-22-2006                      1,627,535      1,627,535
                                                                   -----------

MONEY MARKET -- 0.2%
          Highmark Diversified Money
            Market Fund, Fiduciary Shares               118,603        118,603
                                                                   -----------
Total Short-Term Investments
  (Cost $8,353,715)                                                  8,353,715
                                                                   -----------

TOTAL INVESTMENTS -- 110.7%
  (COST $76,090,628)                                                84,916,500
LESS COLLATERAL HELD FOR
  SECURITIES ON LOAN -- (10.7)%                                     (8,235,112)
OTHER ASSETS, LESS
  OTHER LIABILITIES -- 0.0%                                             47,791
                                                                   -----------
NET ASSETS -- 100.0%                                               $76,729,179
                                                                   -----------
                                                                   -----------

*<F23>    Non-income producing
#<F24>    Loaned security
\<F25> Security purchased with cash received to collateralize loaned securities

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                     DOW JONES U.S. FINANCIAL 100 PLUS FUND

                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2005

                                                         NUMBER
                                                       OF SHARES      MARKET
                                                      OR PAR VALUE    VALUE
                                                      ------------    ------

COMMON STOCKS -- 99.6%

CAPITAL MARKETS -- 15.0%
          Bank of New York Company, Inc.                 20,949    $   655,494
          Bear Stearns Companies, Inc.                    6,067        641,889
          The Charles Schwab Corporation                 29,708        451,562
*<F26>    E*TRADE Financial Corporation                   9,390        174,184
          Franklin Resources, Inc.                        3,765        332,713
          The Goldman Sachs Group, Inc.                  11,179      1,412,690
          Janus Capital Group, Inc.                       5,220         91,611
          Legg Mason, Inc.                                2,854        306,263
          Lehman Brothers Holdings, Inc.                 10,429      1,248,038
          Mellon Financial Corporation                   11,266        357,020
          Merrill Lynch & Company, Inc.                  23,054      1,492,516
          Morgan Stanley                                 26,892      1,463,194
          Northern Trust Corporation                      5,049        270,626
#<F27>    State Street Corporation                        9,033        498,893
          T. Rowe Price Group, Inc.                       3,351        219,557
                                                                   -----------
                                                                     9,616,250
                                                                   -----------

COMMERCIAL BANKS -- 27.1%
#<F27>    AmSouth Bancorporation                          9,175        231,485
#<F27>    BB&T Corporation                               14,822        627,564
          Bank of America Corporation                   107,672      4,709,573
          Comerica, Inc.                                  4,511        260,646
#<F27>    Commerce Bancorp, Inc.                          3,800        115,786
          Compass Bancshares, Inc.                        3,052        148,816
#<F27>    Fifth Third Bancorp                            12,600        506,142
#<F27>    First Horizon National Corporation              2,996        115,885
          Huntington Bancshares, Inc.                     5,357        124,604
          KeyCorp                                        10,817        348,740
          M&T Bank Corporation                            2,078        223,551
          Marshall & Ilsley Corporation                   4,985        214,156
          Mercantile Bankshares Corporation               1,931        108,831
#<F27>    National City Corporation                      15,050        485,062
#<F27>    North Fork Bancorporation, Inc.                11,456        290,295
          PNC Financial Services Group                    7,806        473,902
#<F27>    Popular, Inc.                                   5,936        120,263
#<F27>    Regions Financial Corporation                  12,274        399,519
          SunTrust Banks, Inc.                            9,753        706,897
          Synovus Financial Corporation                   6,528        179,324
          TCF Financial Corporation                       2,814         76,259
#<F27>    TD Banknorth, Inc.                              1,655         47,647
          U.S. Bancorp                                   50,540      1,494,973
          Wachovia Corporation                           42,797      2,162,105
          Wells Fargo & Company                          45,488      2,738,378
#<F27>    Zions Bancorporation                            6,988        513,408
                                                                   -----------
                                                                    17,423,811
                                                                   -----------

CONSUMER FINANCE -- 5.3%
          American Express Company                       29,874      1,486,829
#<F27>    Capital One Financial Corporation               6,658        508,338
          MBNA Corporation                               30,542        780,959
          SLM Corporation                                11,381        631,987
                                                                   -----------
                                                                     3,408,113
                                                                   -----------

DIVERSIFIED FINANCIAL SERVICES -- 17.2%
          The Chicago Mercantile Exchange                   730        266,560
          The CIT Group, Inc.                             5,459        249,640
          Citigroup, Inc.                               137,815      6,309,171
          JPMorgan Chase & Company                       94,278      3,452,460
          Moody's Corporation                             6,600        351,516
#<F27>    Principal Financial Group, Inc.                 8,515        422,599
                                                                   -----------
                                                                    11,051,946
                                                                   -----------

INSURANCE -- 21.4%
          ACE Limited                                     7,661        399,138
          AFLAC, Inc.                                    13,543        647,085
          The Allstate Corporation                       18,274        964,684
          Ambac Financial Group, Inc.                     2,759        195,585
          American Financial Group, Inc.                  9,150        312,747
          American International
            Group, Inc.                                  60,874      3,944,635
#<F27>    Aon Corporation                                 6,783        229,605
          The Chubb Corporation                           5,165        480,190
          Cincinnati Financial Corporation                3,858        164,158
          Everest Re Group, Ltd.                          1,442        143,407
          Fidelity National Financial, Inc.               3,830        143,472
          The Hartford Financial
            Services Group, Inc.                          8,015        639,196
          Jefferson-Pilot Corporation                     3,462        189,995
          Lincoln National Corporation                    4,575        231,541
          Loews Corporation                               3,308        307,578
          Marsh & McLennan Companies                     14,026        408,858
          MBIA, Inc.                                      3,469        202,035
#<F27>    MetLife, Inc.                                  11,090        547,957
          Ohio Casualty Corporation                      12,100        330,088
          Old Republic
            International Corporation                     4,008        103,847
          The Progressive Corporation                     4,669        540,717
          Prudential Financial, Inc.                     14,156      1,030,415
          SAFECO Corporation                              3,187        177,516
          The St. Paul Travelers
            Companies, Inc.                              18,105        815,268
          Torchmark Corporation                           2,617        138,256
#<F27>    UnumProvident Corporation                       7,388        149,902
          Willis Group Holdings Limited                   2,900        107,706
#<F27>    XL Capital Ltd. Class A                         3,632        232,666
                                                                   -----------
                                                                    13,778,247
                                                                   -----------

REAL ESTATE -- 5.3%
          Archstone Communities Trust                     5,105        207,110
          Avalonbay Communities, Inc.                     1,790        154,388
          Boston Properties, Inc.                         2,850        197,277
          Duke Realty Corporation                         3,392        115,667
          Equity Office Properties Trust                 10,750        331,100
          Equity Residential                              7,342        288,174
          General Growth Properties, Inc.                 5,830        247,658
          iStar Financial, Inc.                           2,600         95,862
          Kimco Realty Corporation                        5,300        156,986
          Plum Creek Timber Company, Inc.                 4,686        182,285
          ProLogis Trust                                  6,238        268,234
          Public Storage, Inc.                            2,200        145,640
          Rayonier, Inc.                                  8,425        322,088
          Simon Property Group, Inc.                      5,934        424,993
#<F27>    Vornado Realty Trust                            3,390        274,590
                                                                   -----------
                                                                     3,412,052
                                                                   -----------

THRIFTS AND MORTGAGE FINANCE -- 8.3%
          Countrywide Financial Corporation              15,936        506,287
          Downey Financial Corporation                    5,400        329,130
#<F27>    Fannie Mae                                     26,214      1,245,689
          Freddie Mac                                    18,686      1,146,386
#<F27>    Golden West Financial Corporation               8,252        484,640
#<F27>    MGIC Investment Corporation                     2,382        141,110
#<F27>    New York Community Bancorp, Inc.                5,520         89,258
#<F27>    Radian Group, Inc.                              2,058        107,222
#<F27>    Sovereign Bancorp, Inc.                         9,527        205,497
          Washington Mutual, Inc.                        26,946      1,067,062
                                                                   -----------
                                                                     5,322,281
                                                                   -----------
Total Common Stocks
  (Cost $55,432,782)                                                64,012,700
                                                                   -----------

SHORT-TERM INVESTMENTS -- 13.0%

COMMERCIAL PAPER -- 5.4%
\<F28>    Autobahn Funding Corp 4(2)144A
            4.060%, due 11-01-2005                      823,281        823,188
\<F28>    Countrywide Financial
            4.100%, due 11-01-2005                      823,281        823,187
\<F28>    Four Winds Funding DCP
            4.080%, due 11-01-2005                      823,281        823,188
\<F28>    Jacksonville Electric Authority
            4.080%, due 12-08-2005                      277,007        277,007
\<F28>    Morgan St Dean Witter CP
            4.143%, due 2-15-2006                       686,067        686,067
                                                                   -----------
                                                                     3,432,637
                                                                   -----------

MASTER NOTE -- 1.5%
\<F28>    Bank of America Securities
            4.143%, due 11-01-2005                      548,854        548,854
\<F28>    JP Morgan Securities
            4.143%, due 11-15-2005                      411,640        411,640
                                                                   -----------
                                                                       960,494
                                                                   -----------

MEDIUM TERM NOTES -- 3.4%
\<F28>    Bear Stearns & Company MTN
            4.161%, due 1-12-2006                       548,854        549,382
\<F28>    First Tennessee Bank Notes
            3.830%, due 3-21-2006                       548,854        548,854
\<F28>    General Electric Cap Crp Fo MTN
            4.114%, due 3-29-2006                       548,854        549,205
\<F28>    Sigma Finance Inc
            3.830%, due 7-07-2006                       548,854        548,799
                                                                   -----------
                                                                     2,196,240
                                                                   -----------

REPURCHASE AGREEMENTS -- 2.5%
\<F28>    Bank of America Securities LLC
            Triparty Repurchase Agreement
            4.010%, due 11-01-2005
            collateralized by FNMA Discount
            Note, due 03-22-2006                      1,623,050      1,623,050
                                                                   -----------

MONEY MARKET -- 0.2%
          Highmark Diversified Money
            Market Fund, Fiduciary Shares               135,955        135,955
                                                                   -----------
Total Short-Term Investments
  (Cost $8,348,376)                                                  8,348,376
                                                                   -----------

TOTAL INVESTMENTS -- 112.6%
  (COST $63,781,158)                                                72,361,076
LESS COLLATERAL HELD FOR
  SECURITIES ON LOAN -- (12.8)%                                     (8,212,421)
OTHER ASSETS, LESS
  OTHER LIABILITIES -- 0.2%                                            106,046
                                                                   -----------
NET ASSETS -- 100.0%                                               $64,254,701
                                                                   -----------
                                                                   -----------

*<F26>    Non-income producing
#<F27>    Loaned security
\<F28> Security purchased with cash received to collateralize loaned securities

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                           STRATEGIC ALLOCATION FUND

                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2005

                                                       NUMBER         MARKET
                                                      OF SHARES       VALUE
                                                      ---------       ------

UNDERLYING FUNDS -- 100.0%
     Dow Jones U.S. Financial 100
       Plus Fund - Class F                            1,830,582    $22,333,100
     Dow Jones U.S. Health Care 100
       Plus Fund - Class F                            1,983,165     22,746,906
     ArcaEx Tech 100 Index
       Fund - Class F                                   974,223     22,601,976
                                                                   -----------
Total Common Stocks
  (Cost $62,690,048)                                                67,681,982
                                                                   -----------

TOTAL INVESTMENTS -- 100.0%
  (COST $62,690,048)                                                67,681,982
OTHER ASSETS, LESS
  OTHER LIABILITIES -- 0.0%                                                167
                                                                   -----------
NET ASSETS -- 100.0%                                               $67,682,149
                                                                   -----------
                                                                   -----------

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                               GENEVA GROWTH FUND

                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2005

                                                        NUMBER
                                                      OF SHARES       MARKET
                                                     OR PAR VALUE     VALUE
                                                     ------------     ------

COMMON STOCKS -- 99.7%

AUTOS & TRANSPORTATION -- 5.5%
          C. H. Robinson Worldwide, Inc.               109,000    $  3,843,340
#<F30>    Expeditors International
            of Washington, Inc.                         60,300       3,658,401
                                                                  ------------
                                                                     7,501,741
                                                                  ------------

CONSUMER DISCRETIONARY -- 29.3%
*<F29>    Bed Bath & Beyond, Inc.                       63,600       2,577,072
#<F30>    CDW Corporation                               40,850       2,301,897
*<F29>    The Cheesecake Factory, Inc.                  37,275       1,279,278
*<F29>    Chico's FAS, Inc.                            105,200       4,159,608
*<F29>    Coach, Inc.                                  110,800       3,565,544
          The Corporate Executive
            Board Company                               32,700       2,702,328
*#        Dick's Sporting Goods, Inc.                   68,400       2,047,212
<F29><F30>
*<F29>    Electronic Arts, Inc.                         49,650       2,824,092
#<F30>    Fastenal Company                              45,990       3,225,279
*<F29>    Getty Images, Inc.                            34,050       2,826,491
#<F30>    Harman International
            Industries, Inc.                            17,900       1,787,494
*<F29>    O'Reilly Automotive, Inc.                    128,500       3,623,700
*#        P.F. Chang's China Bistro, Inc.               32,650       1,493,411
<F29><F30>
*#        Panera Bread Company                          56,750       3,359,032
<F29><F30>
#<F30>    PETsMART, Inc.                                80,325       1,887,638
                                                                  ------------
                                                                    39,660,076
                                                                  ------------

CONSUMER STAPLES -- 2.8%
#<F30>    Whole Foods Market, Inc.                      26,275       3,787,016
                                                                  ------------

FINANCIAL SERVICES -- 11.8%
*#        Alliance Data Systems Corporation             53,950       1,918,462
<F29><F30>
#<F30>    The Chicago Mercantile Exchange               10,640       3,885,196
#<F30>    Commerce Bancorp, Inc.                        80,300       2,446,741
          FactSet Research Systems, Inc.                59,225       2,077,021
*<F29>    Fiserv, Inc.                                  75,550       3,300,024
          Global Payments, Inc.                         55,650       2,384,602
                                                                  ------------
                                                                    16,012,046
                                                                  ------------

HEALTH CARE -- 18.0%
          The Cooper Companies, Inc.                    29,575       2,035,943
*<F29>    Coventry Health Care, Inc.                    69,025       3,726,660
#<F30>    Health Management Associates,
            Inc. - Class A                             107,200       2,295,152
*<F29>    IDEXX Laboratories, Inc.                      47,400       3,324,162
*#        Patterson Companies, Inc.                     55,755       2,307,142
<F29><F30>
*#        ResMed, Inc.                                  70,100       2,672,913
<F29><F30>
          Stericycle, Inc.                              50,150       2,886,634
          Stryker Corporation                           56,400       2,316,348
#<F30>    Varian Medical Systems, Inc.                  60,650       2,763,214
                                                                  ------------
                                                                    24,328,168
                                                                  ------------

OTHER ENERGY -- 9.4%
          Apache Corporation                            45,155       2,882,243
#<F30>    BJ Services Company                           84,500       2,936,375
          Smith International, Inc.                     82,000       2,656,800
          XTO Energy, Inc.                              96,306       4,185,459
                                                                  ------------
                                                                    12,660,877
                                                                  ------------

PRODUCER DURABLES -- 3.4%
          Donaldson Company, Inc.                       57,275       1,789,844
          Joy Global, Inc.                              61,550       2,823,298
                                                                  ------------
                                                                     4,613,142
                                                                  ------------

TECHNOLOGY -- 19.5%
          Adobe Systems, Inc.                          100,700       3,247,575
*<F29>    Amdocs Limited                               102,800       2,721,116
*#        Citrix Systems, Inc.                         100,700       2,776,299
<F29><F30>
*<F29>    Cognizant Technology
            Solutions Corporation                       66,325       2,916,974
*<F29>    Comverse Technology, Inc.                     63,100       1,583,810
*<F29>    Intuit, Inc.                                  35,850       1,646,590
#<F30>    L-3 Communications
            Holdings, Inc.                              41,650       3,241,203
          Linear Technology Corporation                 69,750       2,316,397
*#        NAVTEQ Corporation                            27,000       1,056,240
<F29><F30>
          SRA International, Inc.                       56,000       1,837,920
*#        Zebra Technologies Corporation                69,325       2,988,601
<F29><F30>
                                                                  ------------
                                                                    26,332,725
                                                                  ------------
Total Common Stocks
  (Cost $103,092,948)                                              134,895,791
                                                                  ------------

SHORT-TERM INVESTMENTS -- 28.0%

COMMERCIAL PAPER -- 11.5%
\<F31>    Autobahn Funding Corp 4(2)144A
            4.060%, due 11-01-2005                   3,716,515       3,716,096
\<F31>    Countrywide Financial
            4.100%, due 11-01-2005                   3,716,515       3,716,092
\<F31>    Four Winds Funding DCP
            4.080%, due 11-01-2005                   3,716,515       3,716,093
\<F31>    Jacksonville Electric Authority
            4.080%, due 12-08-2005                   1,250,483       1,250,483
\<F31>    Morgan St Dean Witter CP
            4.143%, due 2-15-2006                    3,097,096       3,097,096
                                                                  ------------
                                                                    15,495,860
                                                                  ------------

MASTER NOTE -- 3.2%
\<F31>    Bank of America Securities
            4.143%, due 11-01-2005                   2,477,677       2,477,677
\<F31>    JP Morgan Securities
            4.143%, due 11-15-2005                   1,858,258       1,858,258
                                                                  ------------
                                                                     4,335,935
                                                                  ------------

MEDIUM TERM NOTES -- 7.3%
\<F31>    Bear Stearns & Company MTN
            4.161%, due 1-12-2006                    2,477,677       2,480,063
\<F31>    First Tennessee Bank Notes
            3.830%, due 3-21-2006                    2,477,677       2,477,677
\<F31>    General Electric Cap Crp Fo MTN
            4.114%, due 3-29-2006                    2,477,677       2,479,257
\<F31>    Sigma Finance Inc
            3.830%, due 7-07-2006                    2,477,677       2,477,429
                                                                  ------------
                                                                     9,914,426
                                                                  ------------

REPURCHASE AGREEMENTS -- 5.4%
\<F31>    Bank of America Securities LLC
            Triparty Repurchase Agreement
            4.010%, due 11-01-2005
            collateralized by FNMA Discount
            Note, due 03-22-2006                     7,326,894       7,326,894
                                                                  ------------

MONEY MARKET -- 0.6%
          Highmark Diversified Money Market
            Fund, Fiduciary Shares                     862,965         862,965
                                                                  ------------
Total Short-Term Investments
  (Cost $37,936,080)                                                37,936,080
                                                                  ------------

TOTAL INVESTMENTS -- 127.7%
  (COST $141,029,028)                                              172,831,871
LESS COLLATERAL HELD FOR
  SECURITIES ON LOAN -- (27.4)%                                    (37,073,115)
OTHER LIABILITIES, LESS
  OTHER ASSETS -- (0.3)%                                              (450,699)
                                                                  ------------
NET ASSETS -- 100.0%                                              $135,308,057
                                                                  ------------
                                                                  ------------

*<F29>    Non-income producing
#<F30>    Loaned securities
\<F31> Security purchased with cash received to collateralize loaned securities

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                           WISCONSIN TAX-EXEMPT FUND

                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2005

                                                                                                       PRINCIPAL
   DESCRIPTION                                                                                           AMOUNT          VALUE
   -----------                                                                                         ---------         -----

LONG-TERM TAX-EXEMPT SECURITIES -- 98.5%

ARKANSAS -- 0.4%
   Hot Springs, Arkansas, New Public Housing Authority, 5.125%, due 06-01-2007                         $  540,000     $    556,303

GEORGIA -- 0.4%
   Atlanta, Georgia, New Public Housing Authority, 5.00%, due 05-01-2007                                  325,000          333,723
   Newnan, Georgia, New Public Housing Authority, 5.00%, due 04-01-2012                                   250,000          267,507

GUAM -- 3.5%
   Guam Power Authority Revenue Bonds, 1999 Series A,
   5.125%, due 10-01-2029                                                                               5,000,000        5,207,650
   5.25%, due 10-01-2009                                                                                  250,000          265,665

ILLINOIS -- 1.4%
   Chicago, Illinois, New Public Housing Authority, 3.625%, due 06-01-2006                                515,000          516,674

   Peoria, Illinois, New Public Housing Authority,
   5.00%, due 06-01-2012                                                                                  300,000          321,129
   4.875%, due 10-01-2008                                                                               1,380,000        1,441,769

INDIANA -- 0.3%
   Indianapolis, Indiana, New Public Housing Authority, 5.125%, due 12-01-2006                            400,000          408,724

MASSACHUSETTS -- 0.7%
   Massachusetts State Housing Finance Agency, Multi-Family Housing Bonds, First Issue,
   1979 Series A, (Escrowed to Maturity) 7.00%, due 04-01-2021                                            910,000        1,162,498

NEVADA -- 0.2%
   Las Vegas, Nevada, New Public Housing Authority, 5.00%, due 01-01-2012                                 255,000          272,957

NEW JERSEY -- 0.3%
   Newark, New Jersey, New Public Housing Authority,
   5.25%, due 04-01-2009                                                                                  285,000          302,308
   4.50%, due 04-01-2008                                                                                  250,000          257,185

NEW YORK -- 0.3%
   New York, New York, New Public Housing Authority, 5.00%, due 01-01-2012                                200,000          214,084
   Poughkeepsie, New York, New Public Housing Authority, 5.25%, due 04-01-2010                            225,000          240,768

NORTH CAROLINA -- 0.4%
   Durham, North Carolina, New Public Housing Authority,
   5.125%, due 12-01-2013                                                                                 210,000          224,818
   5.00%, due 02-01-2012                                                                                  400,000          428,272

NORTH DAKOTA -- 0.3%
   Burleigh County, North Dakota, New Public Housing Authority,
   4.875%, due 01-01-2010                                                                                 185,000          194,983
   4.875%, due 01-01-2009                                                                                 200,000          209,068

OHIO -- 0.8%
   Youngstown, Ohio, New Public Housing Authority,
   5.00%, due 05-01-2012                                                                                  300,000          321,081
   5.00%, due 05-01-2011                                                                                  500,000          534,615
   4.875%, due 05-01-2010                                                                                 200,000          211,600
   4.875%, due 05-01-2009                                                                                 250,000          262,472

PENNSYLVANIA -- 0.3%
   Allentown, Pennsylvania, New Public Housing Authority, 4.875%, due 05-01-2011                          270,000          287,023

   Clinton County, Pennsylvania, New Public Housing Authority, 5.25%, due 11-01-2007                      200,000          208,068

PUERTO RICO -- 6.7%
   Puerto Rico Public Buildings Authority Revenue Refunding, Series L, Guaranteed XLCA-ICR,
   5.50%, due 07-01-2021                                                                                  500,000          567,225

   Commonwealth of Puerto Rico Public Improvement Revenue Refunding, Unrefunded Balance
   5.125%, due 07-01-2030                                                                               1,215,000        1,271,036
   5.25%, due 07-01-2027                                                                                  755,000          803,131

   Commonwealth of Puerto Rico Public Improvement Revenue Refunding
   5.125%, prerefunded 07-01-2011 at 100                                                                1,975,000        2,136,318
   5.25%, prerefunded 07-01-2011 at 100                                                                 1,205,000        1,311,100

   Commonwealth of Puerto Rico General Obligation Unlimited, Series A, 5.50%, due 07-01-2020            1,000,000        1,135,290
   5.50%, due 07-01-2017                                                                                1,100,000        1,235,036

   Commonwealth of Puerto Rico, Highway & Transportation, Grant Antic Revenue
   5.00%, due 09-15-2020                                                                                  780,000          823,602

   Commonwealth of Puerto Rico, Highway & Transportation, Series E
   5.50%, due 07-01-2023                                                                                1,120,000        1,274,571

SOUTH CAROLINA -- 0.1%
   Marion, South Carolina, New Public Housing Authority, 4.875%, due 09-01-2010                           200,000          212,382

TENNESSEE -- 0.1%
   Nashville, Tennessee, New Public Housing Authority, 5.00%, due 08-01-2010                              190,000          202,606

TEXAS -- 0.4%
   Waco, Texas, New Public Housing Authority,
   4.875%, due 12-01-2012                                                                                 200,000          214,124
   4.875%, due 12-01-2009                                                                                 340,000          359,601

VIRGIN ISLANDS -- 1.5%
   Virgin Islands Water and Power Authority Revenue Bonds, Water System Revenue Refunding,
   5.25%, due 07-01-2012                                                                                  255,000          273,079

   Virgin Islands Water and Power Authority Revenue Bonds, Electric System Revenue,
   5.00%, due 07-01-2010                                                                                  470,000          499,850
   5.00%, due 07-01-2009                                                                                1,500,000        1,580,835

WISCONSIN -- 80.4%
   Appleton, Wisconsin, Redevelopment Authority Fox Cities Performing Arts Project,
   4.85%, due 09-01-2019                                                                                  435,000          444,492
   4.75%, due 09-01-2017                                                                                  360,000          368,813

   Ashland, Wisconsin, Housing Authority Student Housing Revenue, Northland College Project,
   5.10%, due 04-01-2018                                                                                  500,000          503,240

   Ashwaubenon, Wisconsin, Community Development Authority Lease Revenue, Arena Project, Series A,
   5.80%, prerefunded 06-01-2009 at 100                                                                 1,370,000        1,486,094
   5.70%, prerefunded 06-01-2009 at 100                                                                   350,000          378,486
   5.60%, prerefunded 06-01-2009 at 100                                                                   100,000          107,804
   5.20%, prerefunded 06-01-2009 at 100                                                                   200,000          212,928

   Ashwaubenon, Wisconsin, Community Development Authority Revenue Refunding, Arena Project,
   5.00%, due 06-01-2023                                                                                  900,000          934,686
   5.20%, due 06-01-2022                                                                                  500,000          529,050
   5.05%, due 06-01-2019                                                                                1,030,000        1,081,644
   4.70%, due 06-01-2015                                                                                  500,000          516,835

   Burlington, Wisconsin Racine and Walworth Counties, Community Development
   Lease Revenue Refunding, Series 2005,
   4.10%, due 04-01-2017                                                                                  750,000          723,060
   4.00%, due 04-01-2016                                                                                  200,000          193,180

   Clintonville, Wisconsin, Redevelopment Authority Lease Revenue Bonds,
   4.40%, due 06-01-2021                                                                                   75,000           74,247
   4.30%, due 06-01-2020                                                                                   75,000           73,721
   4.25%, due 06-01-2019                                                                                   75,000           73,706

   Cudahy, Wisconsin, Community Development Authority
   Redevelopment Lease Revenue, dated 08-01-1999,
   5.125%, due 06-01-2019                                                                               1,595,000        1,653,138
   5.10%, due 06-01-2017                                                                                2,430,000        2,516,557
   5.00%, due 06-01-2014                                                                                  215,000          223,256
   4.70%, due 06-01-2009                                                                                  150,000          155,335

   Cudahy, Wisconsin, Community Development Authority
   Redevelopment Lease Revenue, dated 02-01-2000,
   5.00%, due 06-01-2014                                                                                  100,000          105,621

   Cudahy, Wisconsin, Community Development Authority
   Redevelopment Lease Revenue, dated 12-01-2002,
   4.00%, due 06-01-2012                                                                                  100,000          100,804

   Cudahy, Wisconsin, Community Development Authority
   Redevelopment Lease Revenue, dated 11-01-2003,
   3.65%, due 06-01-2013                                                                                  200,000          195,330
   3.30%, due 06-01-2011                                                                                  175,000          169,820
   3.00%, due 06-01-2010                                                                                  125,000          120,611

   Cudahy, Wisconsin, Community Development Authority Lease Revenue Refunding, Series 2005,
   3.25%, due 06-01-2011                                                                                  250,000          241,497
   3.00%, due 06-01-2010                                                                                  250,000          238,617

   Eau Claire, Wisconsin, Housing Authority Housing Revenue
   Refunding, London Hill Townhouses Project, Series A,
   6.25%, due 05-01-2015                                                                                  605,000          605,889

   Fontana-on-Geneva Lake, Wisconsin (Walworth County) Redevelopment Lease Revenue Series 2005,
   4.375%, due 06-01-2022                                                                                 500,000          482,530
   4.20%, due 06-01-2018                                                                                  100,000           95,641

   Glendale, Wisconsin, Community Development Authority Lease
   Revenue, Tax Increment District No. 7, Series A,
   5.40%, prerefunded 09-01-2008 at 100                                                                 3,275,000        3,456,337
   5.30%, prerefunded 09-01-2008 at 100                                                                   100,000          105,270

   Glendale, Wisconsin, Community Development Authority Lease
   Revenue, Tax Increment District No. 7,
   4.875%, due 09-01-2019                                                                               1,000,000        1,025,680
   4.75%, due 09-01-2017                                                                                1,250,000        1,280,600

   Glendale, Wisconsin, Community Development Authority Lease
   Revenue Refunding, Tax Increment District No. 7,
   4.50%, due 09-01-2018                                                                                2,000,000        2,015,100
   4.35%, due 09-01-2016                                                                                1,000,000          998,240

   Glendale, Wisconsin Community Development Authority Lease
   Revenue, Series 2004A, (Bayshore Public Parking Facility),
   5.00%, due 10-01-2024                                                                                1,500,000        1,569,075

   Glendale, Wisconsin Community Development Authority Lease
   Revenue, Series 2005A, (Bayshore Public Parking Facility),
   4.75%, due 10-01-2027                                                                                1,000,000          997,260

   Grant County, Wisconsin, Housing Authority Revenue Refunding, Orchard Manor Project,
   5.35%, due 07-01-2026                                                                                1,000,000        1,014,770
   5.25%, due 07-01-2018                                                                                  500,000          506,520

   Green Bay/Brown County Professional Football Stadium
   District Sales Tax Revenue, Lambeau Field Renovation Project,
   5.00%, due 02-01-2019                                                                                2,500,000        2,589,525
   4.90%, due 02-01-2016                                                                                1,000,000        1,038,300
   4.85%, due 02-01-2015                                                                                1,020,000        1,060,106

   Green Bay, Wisconsin, Housing Authority Housing Revenue
   Refunding Student Housing, University Village Housing, Inc. Project,
   6.00%, due 04-01-2017                                                                                  160,000          166,262

   Green Bay, Wisconsin, Housing Authority Housing Revenue
   Student Housing, University Village Housing, Series A,
   5.125%, due 04-01-2021                                                                                  75,000           75,897

   Green Bay, Wisconsin, Redevelopment Authority
   Lease Revenue, Convention Center Project, Series A,
   5.10%, due 06-01-2029                                                                                1,000,000        1,028,240

   Green Bay, Wisconsin, Redevelopment Authority
   Revenue, Bellin Memorial Hospital Project, Series A,
   5.50%, due 02-15-2021                                                                                  400,000          408,908

   Jackson, Wisconsin, Community Development Authority Revenue Refunding,
   5.10%, due 12-01-2017                                                                                  725,000          735,418
   4.90%, due 12-01-2013                                                                                  100,000          102,219
   4.35%, due 12-01-2008                                                                                  100,000          101,001

   Johnson Creek,  Wisconsin, Community Development
   Authority, Lease Revenue Bond, Tax Incremental District # 2,
   4.85%, due 12-01-2022                                                                                  200,000          206,330

   Kenosha, Wisconsin, Housing Authority Multifamily Housing,
   Revenue GNMA Collateralized, Villa Ciera Project, Series A,
   6.00%, due 11-20-2041                                                                                1,000,000        1,035,680

   Lake Delton, Wisconsin, Community Development
   Authority Multifamily Revenue, GNMA Collateralized, Woodland Park Project,
   5.40%, due 02-20-2043                                                                                  250,000          250,472

   Little Chute, Wisconsin, Community Development Authority Lease Revenue,
   5.625%, prerefunded 03-01-2006 at 100                                                                  500,000          504,215

   Little Chute, Wisconsin, Community Development
   Authority Lease Revenue Refunding Bonds, Series 2004,
   4.35%, due 03-01-2018                                                                                  200,000          201,102
   4.25%, due 03-01-2017                                                                                  200,000          200,408

   Madison, Wisconsin, Community Development Authority Revenue Quarters, 2nd Mortgage,
   5.875%, (variable after 07-01-2011) due 07-01-2016                                                     195,000          191,728

   Madison, Wisconsin, Community Development Authority
   Revenue, Meriter Retirement Services, Inc. Project,
   6.125%, due 12-01-2019                                                                               1,500,000        1,500,330

   Madison, Wisconsin, Community Development Authority Revenue, Fluno Center Project,
   5.00%, due 11-01-2020                                                                                3,050,000        3,143,848
   4.10%, due 11-01-2008                                                                                   35,000           35,973

   Mayville, Wisconsin Community Development Lease Revenue Refunding, Series 2005,
   4.15%, due 04-01-2017                                                                                  175,000          171,563
   3.90%, due 04-01-2015                                                                                  200,000          195,978
   3.80%, due 04-01-2014                                                                                  300,000          293,853
   3.65%, due 04-01-2013                                                                                  175,000          170,502

   Medford, Wisconsin, Community Development Lease Revenue Refunding, Series 2004A,
   4.60%, due 12-01-2021                                                                                  245,000          245,157
   4.55%, due 12-01-2020                                                                                  230,000          229,742
   4.50%, due 12-01-2019                                                                                  220,000          219,536

   Middleton, Wisconsin, Community Development Authority Lease Revenue, Series A,
   4.55%, due 10-01-2018                                                                                  500,000          509,785
   4.35%, due 10-01-2017                                                                                1,630,000        1,647,408
   2.90%, due 10-01-2007                                                                                  100,000           98,795

   Milwaukee, Wisconsin, Redevelopment Authority Development
   Revenue Refunding, 2430 West Wisconsin Avenue Project,
   3.60%, due 03-01-2014                                                                                  310,000          299,296
   3.50%, due 03-01-2013                                                                                  645,000          624,689
   3.40%, due 03-01-2012                                                                                  480,000          465,187
   3.25%, due 03-01-2011                                                                                  500,000          483,180
   3.00%, due 03-01-2010                                                                                  230,000          223,539

   Milwaukee, Wisconsin Redevelopment Authority Development Revenue
   Refunding YMCA of Metropolitan Milwaukee Inc. Project,
   5.10%, due 12-01-2023                                                                                1,000,000        1,010,490

   Milwaukee, Wisconsin Redevelopment Authority
   Development Revenue Refunding Marquette University Project,
   4.35%, due 11-01-2018                                                                                  500,000          502,395
   4.25%, due 11-01-2017                                                                                1,000,000        1,004,210
   4.15%, due 11-01-2016                                                                                1,275,000        1,276,530

   Milwaukee, Wisconsin Redevelopment Authority Mortgage
   Revenue Refunding Schlitz Park Project, Series A,
   5.50%, due 01-01-2017                                                                                2,740,000        2,694,790

   Milwaukee, Wisconsin Redevelopment Authority Mortgage
   Revenue Refunding Schlitz Park Project, Series B,
   5.60%, due 01-01-2015                                                                                2,190,000        2,188,270

   Milwaukee, Wisconsin Redevelopment Authority
   Revenue YWCA of Greater Milwaukee Project, Series A,
   5.30%, due 06-01-2029                                                                                1,800,000        1,852,380
   5.25%, due 06-01-2019                                                                                  430,000          442,104

   Milwaukee, Wisconsin Redevelopment Authority
   Revenue YWCA of Greater Milwaukee Project, Series B,
   5.20%, due 06-01-2029                                                                                  355,000          365,362
   5.15%, due 06-01-2019                                                                                  200,000          206,244

   Milwaukee, Wisconsin Redevelopment Authority Revenue Summerfest Project,
   4.95%, due 08-01-2020                                                                                1,250,000        1,299,925
   4.85%, due 08-01-2017                                                                                  500,000          517,180
   4.80%, due 08-01-2016                                                                                  500,000          517,205
   4.70%, due 08-01-2015                                                                                  500,000          513,640

   Milwaukee, Wisconsin, Redevelopment Authority Milwaukee School of Engineering Project, Series B,
   3.50%, due 07-01-2009                                                                                  250,000          249,992

   Milwaukee, Wisconsin, Redevelopment Authority Revenue Bonds,
   Milwaukee Public Schools-Neighborhood Schools Initiative,
   4.125%, due 08-01-2018                                                                               2,010,000        1,981,478
   4.10%, due 08-01-2017                                                                                1,000,000          992,580
   4.00%, due 08-01-2016                                                                                1,000,000          988,760
   3.80%, due 08-01-2014                                                                                1,000,000          986,040
   3.65%, due 08-01-2013                                                                                2,000,000        1,969,400
   3.25%, due 08-01-2011                                                                                1,000,000          969,130

   Muskego Wisconsin Community Development Authority
   Community Development Lease Revenue, Series 2003,
   4.00%, due 06-01-2018                                                                                   75,000           70,806
   3.90%, due 06-01-2017                                                                                  110,000          103,507
   3.80%, due 06-01-2016                                                                                  100,000           93,870

   Neenah, Wisconsin Community Development Authority Lease Revenue, Series 2004A,
   4.70%, due 12-10-2028                                                                                1,250,000        1,246,463
   5.125%, due 12-01-2023                                                                               1,000,000        1,055,270
   4.30%, due 12-10-2020                                                                                1,000,000          998,870

   New Berlin Wisconsin Housing Authority Revenue Capital Appreciation, Apple Glen Project, Series A,
   Zero %, due 05-01-2010                                                                                  70,000           52,924
   Zero %, due 11-01-2009                                                                                  65,000           50,406
   Zero %, due 05-01-2009                                                                                  70,000           56,378
   Zero %, due 11-01-2007                                                                                  65,000           57,939
   Zero %, due 05-01-2007                                                                                  70,000           64,249

   New Berlin, Wisconsin Housing Authority Revenue Refunding, Apple Glen Project, Series A,
   6.70%, due 11-01-2017                                                                                1,210,000        1,210,000

   North Fond du Lac. Wisconsin Redevelopment Lease Revenue Refunding, Series 2005,
   4.35%, due 12-01-2017                                                                                  325,000          316,937

   Oak Creek, Wisconsin Housing Authority Revenue Refunding, Wood Creek Project,
   5.625%, due 07-20-2029                                                                               2,205,000        2,207,227
   5.50%, due 07-20-2019                                                                                1,000,000        1,001,040

   Oak Creek, Wisconsin Housing Authority Revenue Capital Appreciation, Wood Creek Project,
   Zero %, due 01-20-2014                                                                                  60,000           37,112
   Zero %, due 07-20-2013                                                                                 125,000           79,994
   Zero %, due 01-20-2013                                                                                 125,000           82,348
   Zero %, due 01-20-2012                                                                                  65,000           44,823
   Zero %, due 07-20-2011                                                                                 125,000           88,641
   Zero %, due 01-20-2011                                                                                 125,000           92,029
   Zero %, due 07-20-2007                                                                                  50,000           44,526

   Oconto Falls, Wisconsin Community Development Authority Revenue, Oconto Falls Tissue, Inc. Project,
   7.75%, due 12-01-2022                                                                                  800,000          631,304

   Oconto Falls, Wisconsin Community Development Authority Development Revenue,
   8.125%, due 12-01-2022                                                                               1,400,000        1,123,584

   Onalaska, Wisconsin, Community Development Authority Lease Revenue,
   4.15%, due 10-01-2016                                                                                  200,000          201,066
   4.00%, due 10-01-2015                                                                                  100,000           99,916
   3.90%, due 10-01-2014                                                                                  100,000           99,699
   3.65%, due 10-01-2012                                                                                  100,000           99,093

   Oostburg, Wisconsin Community Development Authority Lease Revenue,
   4.40%, due 05-01-2022                                                                                  110,000          108,351
   4.35%, due 05-01-2001                                                                                  105,000          103,371

   Oshkosh, Wisconsin Housing Authority Revenue,
   GNMA Collateralized, VNA Assisted Living Inc. Project,
   5.75%, due 09-20-2038                                                                                1,260,000        1,271,542
   5.45%, due 09-20-2017                                                                                  125,000          126,233

   Schofield, Wisconsin Community Development Authority,
   Redevelopment Lease Revenue Refunding Bond, Series 2004,
   4.60%, due 10-01-2017                                                                                  100,000          102,694
   4.50%, due 10-01-2015                                                                                  100,000          102,858

   Sheboygan, Wisconsin Housing Authority Multifamily Revenue Refunding,
   GNMA Collateralized, Lake Shore Apartments Project, Series A,
   5.10%, due 11-20-2026                                                                                1,000,000        1,004,000

   Shorewood Wisconsin Community Development Authority Lease Revenue Refunding, Arena Project,
   4.35%, due 12-01-2006                                                                                  150,000          152,018

   Slinger, Wisconsin Redevelopment Authority Lease Revenue Refunding,
   4.70%, due 09-01-2012                                                                                  400,000          404,516

   Southeast Wisconsin Professional Baseball Park District
   League Capital Appreciation Certificate of Participation,
   Zero %, due 12-15-2017                                                                               1,000,000          584,590
   Zero %, due 12-15-2015                                                                                 970,000          628,870

   Southeast Wisconsin Professional Baseball Park District Sales Tax Revenue, Series 1996,
   5.75%, prerefunded 03-13-2007 at 101                                                                 1,095,000        1,143,990

   Southeast Wisconsin Professional Baseball Park District Sales Tax Revenue Refunding, Series A,
   5.50%, due 12-15-2026                                                                                2,500,000        2,830,975
   5.50%, due 12-15-2018                                                                                  250,000          280,895

   Southeast Wisconsin Professional Baseball Park District Sales Tax Revenue, Series 2001A,
   5.10%, due 12-15-2029                                                                                  170,000          175,413

   Southeast Wisconsin Professional Baseball Park District Sales Tax
   Revenue Refunding, Junior Lien, Series B,
   5.50%, due 12-15-2009                                                                                  615,000          663,708

   Sturgeon Bay, Wisconsin Waterfront Redevelopment Authority Lease Revenue Series A,
   5.20%, due 10-01-2021                                                                                1,000,000        1,032,910

   Sturgeon Bay, Wisconsin Waterfront Redevelopment Authority Lease Revenue Series B-ACA-CBI,
   5.15%, due 10-01-2020                                                                                  500,000          504,275
   5.00%, due 10-01-2017                                                                                1,000,000        1,006,680

   Sun Prairie, Wisconsin Community Development Authority Lease Revenue, Series 2003,
   4.50%, due 08-01-2021                                                                                  150,000          151,556
   4.40%, due 08-01-2020                                                                                  150,000          151,859

   Sun Prairie, Wisconsin Community Development Lease Revenue, Series 2005,
   (Tax Incremental District No. 8),
   4.35%, due 08-01-2022                                                                                  975,000          960,122
   4.30%, due 08-01-2021                                                                                  975,000          959,595

   Verona, Wisconsin (Dane County), Community Development
   Authority Community Development Lease Revenue,
   4.25%, due 12-01-2021                                                                                   50,000           48,635
   4.20%, due 12-01-2020                                                                                   50,000           48,583
   4.00%, due 12-01-2018                                                                                   50,000           47,728
   3.90%, due 12-01-2017                                                                                  100,000           95,065
   3.80%, due 12-01-2016                                                                                  100,000           94,751

   Verona, Wisconsin, Community Development Authority,
   Community Development Lease Revenue, 2004 Series,
   4.85%, due 02-01-2022                                                                                  200,000          205,736
   4.80%, due 02-01-2020                                                                                  100,000          102,318

   Verona, Wisconsin, Community Development Authority,
   Community Development Lease Revenue, Series A,
   5.50%, due 06-01-2017                                                                                  445,000          453,589

   Walworth County, Wisconsin Housing Authority Housing
   Revenue, FHA, Kiwanis Heritage Senior  Apartments Project,
   5.70%, due 03-01-2039                                                                                  460,000          467,447

   Waterford, Wisconsin Community Development Lease Revenue Refunding, Series 2005,
   4.65%, due 10-01-2020                                                                                  750,000          752,145

   Watertown, Wisconsin Community Development
   Authority Redevelopment Lease Revenue, Series A,
   5.00%, due 05-01-2018                                                                                  750,000          755,393
   4.80%, due 05-01-2008                                                                                   75,000           76,517

   Waukesha, Wisconsin Housing Authority Revenue
   Refunding, Oak Hills Terrace Project,
   5.45%, due 06-01-2027                                                                                2,000,000        2,000,520

   Waukesha, Wisconsin Housing Authority Revenue
   Refunding, Oak Hills Terrace Project, Series A,
   4.50%, due 12-01-2027                                                                                  725,000          725,000

   Waukesha, Wisconsin Redevelopment Authority Development Revenue,
   GNMA Collateralized, Avalon Square, Inc. Project,
   5.00%, due 06-20-2021                                                                                1,000,000        1,044,410

   Waupaca, Wisconsin, Community Development Authority,
   Community Lease Revenue Bond, Series A,
   4.60%, due 04-01-2017                                                                                  300,000          306,924
   4.50%, due 04-01-2016                                                                                  100,000          101,608

   Waupaca, Wisconsin, Community Development Authority, Lease Revenue, Series 2003A,
   4.50%, due 04-01-2017                                                                                  200,000          201,624
   4.40%, due 04-01-2016                                                                                  200,000          200,370
   4.20%, due 04-01-2014                                                                                  100,000          100,060

   Wauwatosa, Wisconsin Housing Capital Appreciation Revenue
   Refunding, Hawthorne Terrace Project, Series A,
   Zero %, due 11-01-2010                                                                                 100,000           74,254
   Zero %, due 05-01-2010                                                                                 105,000           80,325
   Zero %, due 11-01-2009                                                                                 100,000           78,906
   Zero %, due 05-01-2009                                                                                 105,000           85,345
   Zero %, due 11-01-2008                                                                                 100,000           83,971
   Zero %, due 05-01-2008                                                                                 105,000           90,780
   Zero %, due 05-01-2006                                                                                 105,000          102,166
   Zero %, due 11-01-2005                                                                                 100,000          100,000

   Wauwatosa, Wisconsin Housing Authority Revenue
   Refunding, Hawthorne Terrace Project, Series A,
   6.70%, due 11-01-2022                                                                                  495,000          490,545
   6.70%, due 11-01-2019                                                                                1,060,000        1,060,000

   Wauwatosa, Wisconsin Redevelopment Authority Lease Revenue,
   5.65%, due 12-01-2015                                                                                  750,000          785,243
   4.95%, due 12-01-2005                                                                                  135,000          135,215

   West Bend, Wisconsin Redevelopment Authority Lease Revenue,
   4.65%, due 10-01-2028                                                                                  250,000          244,473
   4.60%, due 10-01-2025                                                                                  150,000          149,027
   4.55%, due 10-01-2024                                                                                  250,000          249,675
   4.50%, due 10-01-2023                                                                                  250,000          249,383

   Weston, Wisconsin Community Development Authority Lease Revenue,
   4.45%, due 10-01-2019                                                                                  500,000          500,975
   4.35%, due 10-01-2018                                                                                  500,000          496,565

   Weston, Wisconsin Community Development Lease Revenue, Series 2004A,
   4.70%, due 10-01-2021                                                                                1,230,000        1,248,758
   4.40%, due 10-01-2018                                                                                  500,000          499,005
   4.25%, due 10-01-2017                                                                                  200,000          197,784
   4.10%, due 10-01-2016                                                                                  500,000          490,495

   Weston, Wisconsin Community Development Lease Revenue, Series 2004B,
   4.75%, due 10-01-2023                                                                                  140,000          141,823
   4.75%, due 10-01-2022                                                                                  130,000          132,074

   Winnebago County, Wisconsin Housing Authority 1st Mortgage
   Revenue Refunding, Section 8 Assisted Housing Project,
   5.625%, due 05-01-2010                                                                                 135,000          129,295
   5.625%, due 05-01-2009                                                                                 125,000          120,761
   5.625%, due 05-01-2008                                                                                 120,000          116,840
   5.625%, due 05-01-2007                                                                                 115,000          113,541
   5.625%, due 05-01-2006                                                                                 105,000          104,588

   Winnebago County, Wisconsin Housing Authority Housing Revenue, Series A,
   7.125%, due 03-01-2022                                                                                 380,000          381,619
   6.875%, due 03-01-2012                                                                                 150,000          150,575

   Winneconne. Wisconsin Community Development
   Authority (Winnebago County) Lease Revenue Bond,
   4.40%, due 04/01/2022                                                                                  335,000          328,082

   Wisconsin Center District Junior Dedicated Tax Revenue, Series B,
   5.75%, prerefunded 12-15-2006 at 101                                                                 3,590,000        3,732,200
   5.70%, prerefunded 12-15-2006 at 101                                                                 3,235,000        3,361,391

   Wisconsin Center District Capital Appreciation Senior Dedicated Tax Revenue,
   Zero %, due 12-15-2026                                                                               2,500,000          884,750

   Wisconsin Center District Junior Dedicated Tax Revenue Refunding,
   5.25%, due 12-15-2023                                                                                1,010,000        1,113,404

   Wisconsin Dells, Wisconsin Community Development Authority Lease Revenue,
   5.00%, due 09-01-2024                                                                                  110,000          113,028

   Wisconsin Dells, Wisconsin Community Development Authority Lease Revenue,Series 2005,
   4.60%, due 03-01-2025                                                                                1,200,000        1,155,276

   Wisconsin Housing Finance Authority Revenue,
   6.10%, prerefunded 12-01-2017 at 100                                                                 1,285,000        1,447,938
   6.10%, prerefunded 12-01-2017 at 100                                                                 1,190,000        1,340,892

   Wrightstown, Wisconsin Community Development Authority Revenue,
   6.00%, prerefunded 06-01-2008 at 100                                                                   300,000          319,926
                                                                                                                      ------------
   Total Long-Term Tax-Exempt Securities (Cost $152,131,417)                                                           155,378,849
                                                                                                                      ------------

SHORT-TERM TAX-EXEMPT SECURITIES -- 0.9%

DEMAND NOTES -- 0.6%
   Green Bay, Wisconsin, Redevelopment Authority Revenue Bellin Memorial Hospital, Series B,
   2.70% Weekly Reset, due 02-15-2031                                                                     175,000          175,000

   Milwaukee, Wisconsin Redevelopment Authority Development Revenue, Kennedy II Assoc. Ltd.,
   3.25%, semi-annual reset, due 12-01-2010                                                               700,000          700,000

   Milwaukee, Wisconsin Redevelopment Authority Development Revenue, Library Hill Project,
   2.70% Weekly Reset, due 08-01-2023                                                                     110,000          110,000

   Milwaukee, Wisconsin Redevelopment Authority Lease Revenue, University of Wisconsin,
   Kenilworth Project, 2.70% Weekly Reset, due 09-01-2040                                                  40,000           40,000
                                                                                                                      ------------
   Total Demand Notes                                                                                                    1,025,000
                                                                                                                      ------------

MONEY MARKET -- 0.3%
   AIM Tax-Free Investments Co. - Cash Reserve Portfolio, Private Class                                   404,346          404,346
                                                                                                                      ------------
Total Short-Term Tax-Exempt Securities (Cost $1,429,346)                                                                 1,429,346
                                                                                                                      ------------
TOTAL INVESTMENTS -- 99.4% (COST $153,560,763)                                                                         156,808,195
OTHER ASSETS, LESS OTHER LIABILITIES -- 0.6%                                                                             1,018,864
                                                                                                                      ------------
NET ASSETS -- 100.0%                                                                                                  $157,827,059
                                                                                                                      ------------
                                                                                                                      ------------

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                      STATEMENTS OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2005

                                                                                                   DOW JONES      DOW JONES
                                                                                     ARCAEX          EQUITY          U.S.
                                                                     S&P 100        TECH 100         INCOME      HEALTH CARE
                                                                      INDEX           INDEX         100 PLUS       100 PLUS
                                                                     -------        --------       ---------     -----------
ASSETS:
Investments:
   Cost basis of investments                                      $143,557,463     $628,611,812    $12,898,097    $76,090,628
                                                                  ------------     ------------    -----------    -----------
                                                                  ------------     ------------    -----------    -----------
   Long-term investments in securities                            $162,813,595     $432,423,143    $12,350,691    $76,562,785
   Short-term investments                                           14,904,974       83,195,560        102,116      8,353,715
                                                                  ------------     ------------    -----------    -----------
      Total investments (See Schedule of Investments)              177,718,569      515,618,703     12,452,807     84,916,500
                                                                  ------------     ------------    -----------    -----------
Cash                                                                        --               --             --             --
Receivables:
   Capital shares sold                                                   6,858          631,553        216,758        139,323
   Dividends and interest                                              153,316           24,729         20,114         55,689
   Investments sold                                                         --               --         13,066        159,293
   Due from advisor                                                     13,874               --         10,453             --
   Margin variation                                                      3,845           13,740             --             --
                                                                  ------------     ------------    -----------    -----------
       Total receivables                                               177,893          670,022        260,391        354,305
Other assets                                                            50,057          101,956         26,125         29,484
                                                                  ------------     ------------    -----------    -----------
   Total assets                                                   $177,946,519     $516,390,681    $12,739,323    $85,300,289
                                                                  ------------     ------------    -----------    -----------
                                                                  ------------     ------------    -----------    -----------

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                                OCTOBER 31, 2005

                                                                                                   DOW JONES      DOW JONES
                                                                                     ARCAEX          EQUITY          U.S.
                                                                     S&P 100        TECH 100         INCOME      HEALTH CARE
                                                                      INDEX           INDEX         100 PLUS       100 PLUS
                                                                     -------        --------       ---------     -----------
LIABILITIES:
Payables:
   Capital shares redeemed                                        $    504,718     $    682,738    $    15,292    $   148,711
   Distributions to shareholders                                            --               --             --             --
   Management fees                                                      57,049          111,205          5,396         36,041
   Administration fees                                                  13,873           36,839            981          6,553
   Distribution and shareholder servicing fees                          63,774          164,199          5,055         27,139
   Other accrued expenses                                              141,802          350,464         23,072         59,981
   Collateral on securities loaned at market value                  14,290,364       81,817,527             --      8,235,112
   Investments purchased                                                    --               --        212,916         57,504
   Interest payable on line of credit                                      134              592             --             69
                                                                  ------------     ------------    -----------    -----------
       Total liabilities                                            15,071,714       83,163,564        262,712      8,571,110
                                                                  ------------     ------------    -----------    -----------
       Net assets:                                                $162,874,805     $433,227,117    $12,476,611    $76,729,179
                                                                  ------------     ------------    -----------    -----------
                                                                  ------------     ------------    -----------    -----------
Net Assets Consist Of:
   Capital stock                                                   129,833,239      551,298,643     12,851,785     68,020,503
   Undistributed net investment income(losses)                       1,165,125               --         (5,063)            --
   Accumulated net realized gains (losses) on investments           (2,288,760)      (5,096,567)        75,179       (117,196)
   Net unrealized appreciation (depreciation) on investments        34,165,201     (112,974,959)      (445,290)     8,825,872
                                                                  ------------     ------------    -----------    -----------
   Total net assets                                               $162,874,805     $433,227,117    $12,476,611    $76,729,179
                                                                  ------------     ------------    -----------    -----------
                                                                  ------------     ------------    -----------    -----------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE
Class A
   Net Asset Value                                                $117,778,469     $289,673,805    $ 8,041,223    $29,797,456
   Shares Outstanding                                                3,735,101       12,542,173        823,232      2,610,260
   Redemption and Reinvestment Price                              $      31.53     $      23.10    $      9.77    $     11.42
   Offering Price                                                 $      33.28     $      24.38    $     10.31    $     12.05
                                                                  ------------     ------------    -----------    -----------
                                                                  ------------     ------------    -----------    -----------
Class B
   Net Asset Value                                                $ 35,256,525     $ 87,420,366    $ 2,968,954    $12,732,622
   Shares Outstanding                                                1,147,839        4,013,668        304,815      1,153,245
   Offering, Redemption and Reinvestment Price                    $      30.72     $      21.78    $      9.74    $     11.04
                                                                  ------------     ------------    -----------    -----------
                                                                  ------------     ------------    -----------    -----------
Class C
   Net Asset Value                                                $  9,839,310     $ 33,502,563    $ 1,466,424    $11,449,000
   Shares Outstanding                                                  318,793        1,510,900        150,519      1,036,149
   Offering, Redemption and Reinvestment Price                    $      30.86     $      22.17    $      9.74    $     11.05
                                                                  ------------     ------------    -----------    -----------
                                                                  ------------     ------------    -----------    -----------
Class F
   Net Asset Value                                                                 $ 22,603,914                   $22,743,100
   Shares Outstanding                                                                   974,223                     1,983,165
   Offering, Redemption and Reinvestment Price                                     $      23.20                   $     11.47
                                                                  ------------     ------------    -----------    -----------
                                                                  ------------     ------------    -----------    -----------
Class R
   Net Asset Value                                                $        501     $     26,469    $        10    $     7,001
   Shares Outstanding                                                       16            1,147              1            615
   Offering, Redemption and Reinvestment Price                    $      31.51     $      23.07    $      9.86    $     11.39
                                                                  ------------     ------------    -----------    -----------
                                                                  ------------     ------------    -----------    -----------

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                                OCTOBER 31, 2005

                                                                    DOW JONES
                                                                       U.S.
                                                                    FINANCIAL       STRATEGIC       GENEVA        WISCONSIN
                                                                     100 PLUS       ALLOCATION      GROWTH       TAX-EXEMPT
                                                                    ---------       ----------      ------       ----------
ASSETS:
Investments:
   Cost basis of investments                                       $63,781,158      $62,690,048   $141,029,028   $153,560,763
                                                                   -----------      -----------   ------------   ------------
                                                                   -----------      -----------   ------------   ------------
   Long-term investments in securities                             $64,012,700      $67,681,982   $134,895,791   $155,378,849
   Short-term investments                                            8,348,376               --     37,936,080      1,429,346
                                                                   -----------      -----------   ------------   ------------
       Total investments (See Schedule of Investments)              72,361,076       67,681,982    172,831,871    156,808,195
                                                                   -----------      -----------   ------------   ------------
Cash                                                                        --          149,378             --             --
Receivables:
   Capital shares sold                                                 129,530          152,049        526,910         42,832
   Dividends and interest                                               60,286               --         16,730      2,265,145
   Investments sold                                                    153,144               --             --             --
   Due from advisor                                                        440            9,303             --             --
   Margin variation                                                         --               --             --             --
                                                                   -----------      -----------   ------------   ------------
       Total receivables                                               343,400          161,352        543,640      2,307,977
                                                                   -----------      -----------   ------------   ------------
Other assets                                                            26,281           28,605         39,523         30,674
                                                                   -----------      -----------   ------------   ------------
   Total assets                                                    $72,730,757      $68,021,317   $173,415,034   $159,146,846
                                                                   -----------      -----------   ------------   ------------
                                                                   -----------      -----------   ------------   ------------

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                                OCTOBER 31, 2005

                                                                    DOW JONES
                                                                       U.S.
                                                                    FINANCIAL       STRATEGIC        GENEVA       WISCONSIN
                                                                     100 PLUS       ALLOCATION       GROWTH       TAX-EXEMPT
                                                                    ---------       ----------       ------       ----------
LIABILITIES:
Payables:
   Capital shares redeemed                                         $   100,003      $    64,430   $    104,205   $    178,937
   Distributions to shareholders                                            --               --             --        128,295
   Management fees                                                      29,149            5,652         83,200         67,154
   Administration fees                                                   5,300            5,652         11,093         13,431
   Distribution and shareholder servicing fees                          20,863           36,873         49,061         38,571
   Other accrued expenses                                               51,635           44,161         49,297         60,954
   Collateral on securities loaned at market value                   8,212,421               --     37,073,115             --
   Investments purchased                                                56,639          182,300        737,006        832,445
   Interest payable on line of credit                                       46              100             --             --
                                                                   -----------      -----------   ------------   ------------
       Total liabilities                                             8,476,056          339,168     38,106,977      1,319,787
                                                                   -----------      -----------   ------------   ------------
       Net assets:                                                 $64,254,701      $67,682,149   $135,308,057   $157,827,059
                                                                   -----------      -----------   ------------   ------------
                                                                   -----------      -----------   ------------   ------------
Net Assets Consist Of:
   Capital stock                                                    55,108,950       62,679,524    104,044,145    159,290,515
   Undistributed net investment income (losses)                        564,813          (45,806)            --            431
   Accumulated net realized gains (losses) on investments                1,020           56,497       (538,931)    (4,711,319)
   Net unrealized appreciation (depreciation) on investments         8,579,918        4,991,934     31,802,843      3,247,432
                                                                   -----------      -----------   ------------   ------------
   Total net assets                                                $64,254,701      $67,682,149   $135,308,057   $157,827,059
                                                                   -----------      -----------   ------------   ------------
                                                                   -----------      -----------   ------------   ------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE
Class A
   Net Asset Value                                                 $22,322,681      $31,520,567   $100,553,210   $150,096,805
   Shares Outstanding                                                1,837,850        2,752,699      6,066,954     14,493,886
   Redemption and Reinvestment Price                               $     12.15      $     11.45   $      16.57   $      10.36
   Offering Price                                                  $     12.82      $     12.08   $      17.49   $      10.74
                                                                   -----------      -----------   ------------   ------------
                                                                   -----------      -----------   ------------   ------------
Class B
   Net Asset Value                                                 $ 9,433,557      $21,711,918   $ 22,946,701   $  3,535,397
   Shares Outstanding                                                  784,111        1,924,175      1,453,397        341,532
   Offering, Redemption and Reinvestment Price                     $     12.03      $     11.28   $      15.79   $      10.35
                                                                   -----------      -----------   ------------   ------------
                                                                   -----------      -----------   ------------   ------------
Class C
   Net Asset Value                                                 $10,173,095      $14,449,664   $ 11,395,107   $  4,194,857
   Shares Outstanding                                                  848,532        1,279,958        713,385        405,440
   Offering, Redemption and Reinvestment Price                     $     11.99      $     11.29   $      15.97   $      10.35
                                                                   -----------      -----------   ------------   ------------
                                                                   -----------      -----------   ------------   ------------
Class F
   Net Asset Value                                                 $22,325,347
   Shares Outstanding                                                1,830,582
   Offering, Redemption and Reinvestment Price                     $     12.20
                                                                   -----------
                                                                   -----------
Class R
   Net Asset Value                                                 $        21                    $    413,039
   Shares Outstanding                                                        2                          24,926
   Offering, Redemption and Reinvestment Price                     $     12.12                    $      16.57
                                                                   -----------                    ------------
                                                                   -----------                    ------------

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                            STATEMENTS OF OPERATIONS

                                                                                                   FOR THE PERIOD       FOR THE
                                                                                                 APRIL 1, 2005#<F32>  YEAR ENDED
                                                                        FOR THE YEAR ENDED             THROUGH        OCTOBER 31,
                                                                         OCTOBER 31, 2005         OCTOBER 31, 2005       2005
                                                                    -------------------------     ----------------    -----------
                                                                                    DOW JONES         DOW JONES
                                                                                      ARCAEX           EQUITY            U.S.
                                                                    S&P 100          TECH 100          INCOME         HEALTH CARE
                                                                     INDEX            INDEX           100 PLUS         100 PLUS
                                                                    -------         ---------         ---------       -----------
INVESTMENT INCOME:
Dividends                                                          $4,853,815       $ 2,185,347       $ 145,991       $  902,961
Interest                                                               13,532            40,680           2,483            6,044
Security lending income                                                21,369           132,605              --           11,199
                                                                   ----------       -----------       ---------       ----------
   Total investment income                                          4,888,716         2,358,632         148,474          920,204
                                                                   ----------       -----------       ---------       ----------
EXPENSES:
Investment advisory fees                                              750,699         1,317,869          22,241          410,636
Custodian fees                                                         23,332            48,055             523            9,017
Transfer agent fees                                                   355,199           882,854           5,276          146,556
Accounting fees                                                        88,695           116,727           9,631           50,331
Distribution and
shareholder servicing fees
   Class A                                                            329,161           725,686           6,639           74,517
   Class B                                                            422,173           929,842           9,080          132,505
   Class C                                                            120,074           341,061           4,866          112,619
   Class R                                                                 --                25              --                1
Audit and tax fees                                                     32,894            53,490          10,077           22,980
Legal fees                                                             20,297            68,196             805           12,822
Registration                                                           33,571            42,817           3,341           41,413
Communication                                                          28,646           102,286           1,824           10,345
Director fees                                                          43,529            97,687             519           16,278
Administration fees                                                   185,739           436,771           4,055           74,618
License fees                                                           24,984            99,229           8,615           19,425
Deferred organization costs                                                --                --          27,793               --
Other expense                                                          42,278           106,490           5,363           25,147
                                                                   ----------       -----------       ---------       ----------
   Total expenses                                                   2,501,271         5,369,085         120,648        1,159,210
                                                                   ----------       -----------       ---------       ----------
Less advisor reimbursement                                            (33,557)               --         (63,533)         (25,178)
Less broker reimbursement                                                  --           (34,488)             --               --
                                                                   ----------       -----------       ---------       ----------
   Net expenses                                                     2,467,714         5,334,597          57,115        1,134,032
                                                                   ----------       -----------       ---------       ----------
NET INVESTMENT INCOME (LOSS)                                        2,421,002        (2,975,965)         91,359         (213,828)
                                                                   ----------       -----------       ---------       ----------
NET REALIZED GAINS (LOSSES) ON INVESTMENTS                         (1,574,922)        2,231,633          53,255          136,789
NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS           6,869,052        46,145,923        (445,290)       8,632,945
                                                                   ----------       -----------       ---------       ----------
   Net gains (losses) on investments                                5,294,130        48,377,556        (392,035)       8,769,734
                                                                   ----------       -----------       ---------       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS    $7,715,132       $45,401,591       $(300,676)      $8,555,906
                                                                   ----------       -----------       ---------       ----------
                                                                   ----------       -----------       ---------       ----------

#<F32>  Commencement of operations.

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                                                FOR THE YEAR ENDED OCTOBER 31, 2005
                                                                   -------------------------------------------------------------
                                                                   DOW JONES
                                                                     U.S.
                                                                   FINANCIAL        STRATEGIC         GENEVA          WISCONSIN
                                                                   100 PLUS         ALLOCATION        GROWTH          TAX-EXEMPT
                                                                   ---------        ----------        ------          ----------
INVESTMENT INCOME:
Dividends                                                          $1,680,274        $  159,433     $   339,478       $       --
Interest                                                                4,368                --          25,698        7,263,972
Security lending income                                                 7,128                --          59,508               --
                                                                   ----------        ----------     -----------       ----------
   Total investment income                                          1,691,770           159,433         424,684        7,263,972
                                                                   ----------        ----------     -----------       ----------
EXPENSES:
Investment advisory fees                                              350,702            59,543         765,759          795,639
Custodian fees                                                          7,639             7,154          10,411           17,500
Transfer agent fees                                                   106,753           114,394         106,089           97,681
Accounting fees                                                        44,882            42,730          62,280           80,743
Distribution and shareholder servicing fees
   Class A                                                             61,097            68,938         183,447          378,824
   Class B                                                            100,566           191,718         202,991           35,688
   Class C                                                             98,075           127,888          83,111           40,299
   Class R                                                                 --                --             210               --
Audit fees                                                             23,615            26,274          21,885           33,185
Legal fees                                                             10,293            10,346          18,986           22,654
Registration                                                           41,198            49,219          32,780            1,702
Communication                                                          10,735            13,811          11,506           14,458
Director fees                                                          13,877            11,266          20,285           37,892
Administration fees                                                    63,712            59,503         102,072          159,017
License fees                                                           18,925                --              --               --
Deferred organization costs                                                --            18,956              --               --
Other expense                                                          23,147             9,161          19,581           70,848
                                                                   ----------        ----------     -----------       ----------
   Total expenses                                                     975,216           810,901       1,641,393        1,786,130
                                                                   ----------        ----------     -----------       ----------
Less advisor reimbursement                                            (16,639)          (95,360)             --               --
Less broker reimbursement                                                  --                --              --               --
                                                                   ----------        ----------     -----------       ----------
   Net expenses                                                       958,577           715,541       1,641,393        1,786,130
                                                                   ----------        ----------     -----------       ----------
NET INVESTMENT INCOME (LOSS)                                          733,193          (556,108)     (1,216,709)       5,477,842
                                                                   ----------        ----------     -----------       ----------
NET REALIZED GAINS (LOSSES) ON SECURITY TRANSACTIONS                  (11,634)          322,410       3,350,699           95,312
CAPITAL GAIN DISTRIBUTIONS FROM REGULATED INVESTMENT COMPANIES             --            92,582              --               --
NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS           4,019,349         5,163,929      13,530,691       (3,054,134)
                                                                   ----------        ----------     -----------       ----------
   Net gains (losses) on investments                                4,007,715         5,578,921      16,881,390       (2,958,822)
                                                                   ----------        ----------     -----------       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS    $4,740,908        $5,022,813     $15,664,681       $2,519,020
                                                                   ----------        ----------     -----------       ----------
                                                                   ----------        ----------     -----------       ----------

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                  FOR THE PERIOD       FOR THE
                                                                                                APRIL 1, 2005#<F33>   YEAR ENDED
                                                                       FOR THE YEAR ENDED             THROUGH        OCTOBER 31,
                                                                        OCTOBER 31, 2005         OCTOBER 31, 2005        2005
                                                                   --------------------------    ----------------    -----------
                                                                                    DOW JONES        DOW JONES
                                                                                      ARCAEX          EQUITY             U.S.
                                                                   S&P 100           TECH 100         INCOME         HEALTH CARE
                                                                    INDEX             INDEX          100 PLUS          100 PLUS
                                                                   -------          ---------        ---------       -----------
OPERATIONS:
Net investment income (loss)                                     $  2,421,002      $ (2,975,965)    $    91,359      $  (213,828)
Net realized gains (losses) on investments                         (1,574,922)        2,231,633          53,255          136,789
Net unrealized appreciation (depreciation) on investments           6,869,052        46,145,923        (445,290)       8,632,945
                                                                 ------------      ------------     -----------      -----------
       Net increase (decrease) in
         net assets resulting from operations                       7,715,132        45,401,591        (300,676)       8,555,906
                                                                 ------------      ------------     -----------      -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
   Class A                                                         (1,875,518)               --         (53,580)              --
   Class B                                                           (260,012)               --         (13,672)              --
   Class C                                                            (80,973)               --          (7,245)              --
   Class F                                                                 --                --              --               --
   Class R                                                                 --                --              --               --
Net realized gains on Investments
   Class A                                                                 --                --              --          (96,306)
   Class B                                                                 --                --              --          (46,286)
   Class C                                                                 --                --              --          (36,221)
   Class F                                                                 --                --              --          (55,340)
   Class R                                                                 --                --              --               --
                                                                 ------------      ------------     -----------      -----------
       Total distributions                                         (2,216,503)               --         (74,497)        (234,153)
                                                                 ------------      ------------     -----------      -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued                                         8,056,090        82,743,461      13,011,430       21,610,765
Net asset value of shares issued in distributions                   2,015,320                --          59,145          171,834
Cost of shares redeemed                                           (49,977,932)     (117,749,743)       (218,791)     (17,125,205)
                                                                 ------------      ------------     -----------      -----------
       Net increase (decrease) in net assets
         from capital share transactions                          (39,906,522)      (35,006,282)     12,851,784        4,657,394
                                                                 ------------      ------------     -----------      -----------
       Total increase (decrease)                                  (34,407,893)       10,395,309      12,476,611       12,979,147
                                                                 ------------      ------------     -----------      -----------
NET ASSETS:
Balance at beginning of period                                    197,282,698       422,831,808              --       63,750,032
                                                                 ------------      ------------     -----------      -----------
Balance at end of period                                         $162,874,805      $433,227,117     $12,476,611      $76,729,179
                                                                 ------------      ------------     -----------      -----------
                                                                 ------------      ------------     -----------      -----------
Undistributed net investment income at end of period             $  1,165,125      $         --     $    (5,063)     $        --

#<F33>  Commencement of operations.

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                FOR THE YEAR ENDED OCTOBER 31, 2005
                                                                   -------------------------------------------------------------
                                                                   DOW JONES
                                                                     U.S.
                                                                   FINANCIAL        STRATEGIC         GENEVA          WISCONSIN
                                                                   100 PLUS         ALLOCATION        GROWTH          TAX-EXEMPT
                                                                   ---------        ----------        ------          ----------
OPERATIONS:
Net investment income (loss)                                      $   733,193       $  (556,108)   $ (1,216,709)    $  5,477,842
Net realized gains (losses) on security transactions                  (11,634)          322,410       3,350,699           95,312
Capital gain distributions from regulated investment companies             --            92,582              --               --
Net unrealized appreciation (depreciation) on investments           4,019,349         5,163,929      13,530,691       (3,054,134)
                                                                  -----------       -----------    ------------     ------------
       Net increase (decrease) in net assets
         resulting from operations                                  4,740,908         5,022,813      15,664,681        2,519,020
                                                                  -----------       -----------    ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
   Class A                                                           (199,635)               --              --       (5,275,552)
   Class B                                                            (18,944)               --              --          (99,128)
   Class C                                                            (22,062)               --              --         (111,826)
   Class F                                                           (159,433)               --              --               --
   Class R                                                                 --                --              --               --
Net realized gains on Investments
   Class A                                                            (57,048)               --              --               --
   Class B                                                            (23,944)               --              --               --
   Class C                                                            (21,314)               --              --               --
   Class F                                                            (37,242)               --              --               --
   Class R                                                                 --                --              --               --
                                                                  -----------       -----------    ------------     ------------
       Total distributions                                           (539,622)               --              --       (5,486,506)
                                                                  -----------       -----------    ------------     ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued                                        14,335,207        29,552,988      59,393,306       15,741,859
Net asset value of shares issued in distributions                     327,107                --              --        3,973,279
Cost of shares redeemed                                           (13,637,492)       (9,315,950)    (13,304,492)     (16,985,821)
                                                                  -----------       -----------    ------------     ------------
       Net increase (decrease) in net assets
         from capital share transactions                            1,024,822        20,237,038      46,088,814        2,729,317
                                                                  -----------       -----------    ------------     ------------
       Total increase (decrease)                                    5,226,108        25,259,851      61,753,495         (238,169)
                                                                  -----------       -----------    ------------     ------------
NET ASSETS:
Balance at beginning of period                                     59,028,593        42,422,298      73,554,562      158,065,228
                                                                  -----------       -----------    ------------     ------------
Balance at end of period                                          $64,254,701       $67,682,149    $135,308,057     $157,827,059
                                                                  -----------       -----------    ------------     ------------
                                                                  -----------       -----------    ------------     ------------
Undistributed net investment income at end of period              $   564,813       $   (45,806)   $         --     $        431

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                FOR THE YEAR ENDED OCTOBER 31, 2004
                                                                   -------------------------------------------------------------
                                                                                                     DOW JONES        DOW JONES
                                                                                     ARCAEX            U.S.              U.S.
                                                                   S&P 100          TECH 100        HEALTH CARE       FINANCIAL
                                                                    INDEX             INDEX          100 PLUS          100 PLUS
                                                                   -------          --------        -----------       ----------
OPERATIONS:
Net investment income (loss)                                     $  1,098,028      $ (3,806,809)    $  (293,146)     $   497,696
Net realized gains on investments                                   4,780,017         6,980,841         525,932          322,625
Net unrealized appreciation on investments                          3,742,478        19,774,602         766,251        2,149,653
                                                                 ------------      ------------     -----------      -----------
       Net increase in net assets resulting from operations         9,620,523        22,948,634         999,037        2,969,974
                                                                 ------------      ------------     -----------      -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income (loss)
   Class A                                                         (1,134,674)               --              --         (188,272)
   Class B                                                            (41,064)               --              --          (27,789)
   Class C                                                            (15,279)               --              --          (24,108)
   Class F                                                                 --                --              --          (10,816)
                                                                 ------------      ------------     -----------      -----------
       Total distributions                                         (1,191,017)               --              --         (250,985)
                                                                 ------------      ------------     -----------      -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued                                        14,682,436       110,404,585      32,043,090       30,280,750
Net asset value of shares issued in distributions                   1,089,156                --              --          232,870
Cost of shares redeemed                                           (39,382,160)      (97,439,980)     (9,438,890)      (9,319,353)
                                                                 ------------      ------------     -----------      -----------
       Net increase (decrease) in net assets
         from capital share transactions                          (23,610,568)       12,964,605      22,604,200       21,194,267
                                                                 ------------      ------------     -----------      -----------
       Total increase (decrease)                                  (15,181,062)       35,913,239      23,603,237       23,913,256
                                                                 ------------      ------------     -----------      -----------
NET ASSETS:
Balance at beginning of period                                    212,463,760       386,918,569      40,146,795       35,115,337
                                                                 ------------      ------------     -----------      -----------
Balance at end of period                                         $197,282,698      $422,831,808     $63,750,032      $59,028,593
                                                                 ------------      ------------     -----------      -----------
                                                                 ------------      ------------     -----------      -----------
Undistributed net investment income (loss) at end of period      $    960,626                --              --      $   316,481

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                FOR THE PERIOD
                                                                 DECEMBER 10,                        FOR THE
                                                                  2003#<F34>         FOR THE        TEN MONTHS         FOR THE
                                                                    THROUGH         YEAR ENDED        ENDED           YEAR ENDED
                                                                  OCTOBER 31,      OCTOBER 31,     OCTOBER 31,       DECEMBER 31,
                                                                     2004              2004            2004              2003
                                                                  ---------------------------------------------------------------
                                                                   STRATEGIC          GENEVA        WISCONSIN         WISCONSIN
                                                                  ALLOCATION          GROWTH        TAX-EXEMPT        TAX-EXEMPT
                                                                  ----------          ------        ----------        ----------
OPERATIONS:
Net investment income (loss)                                      $  (252,513)      $  (841,854)   $  4,614,648     $  5,777,047
Net realized gains (losses) on investments                            (35,291)        1,281,254         389,677          341,616
Net unrealized appreciation (depreciation) on investments            (171,995)        5,986,818          38,946          737,726
                                                                  -----------       -----------    ------------     ------------
       Net increase (decrease) in net assets
         resulting from operations                                   (459,799)        6,426,218       5,043,271        6,856,389
                                                                  -----------       -----------    ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income (loss)
   Class A                                                                 --                --      (4,476,396)      (5,663,711)
   Class B                                                                 --                --         (79,019)         (47,833)
   Class C                                                                 --                --         (76,449)         (49,851)
                                                                  -----------       -----------    ------------     ------------
       Total distributions                                                 --                --      (4,631,864)      (5,761,395)
                                                                  -----------       -----------    ------------     ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued                                        45,283,153        23,198,087      11,660,175       34,153,988
Net asset value of shares issued in distributions                          --                --       3,318,505        4,109,960
Cost of shares redeemed                                            (2,401,056)       (8,705,812)    (19,648,116)     (22,982,434)
                                                                  -----------       -----------    ------------     ------------
       Net increase (decrease) in net assets
         from capital share transactions                           42,882,097        14,492,275      (4,669,436)      15,281,514
                                                                  -----------       -----------    ------------     ------------
       Total increase (decrease)                                   42,422,298        20,918,493      (4,258,029)      16,376,508
                                                                  -----------       -----------    ------------     ------------
NET ASSETS:
Balance at beginning of period                                             --        52,636,069     162,323,257      145,946,749
                                                                  -----------       -----------    ------------     ------------
Balance at end of period                                          $42,422,298       $73,554,562    $158,065,228     $162,323,257
                                                                  -----------       -----------    ------------     ------------
                                                                  -----------       -----------    ------------     ------------
Undistributed net investment income (loss) at end of period       $   (63,890)               --    $      8,986     $     26,202

#<F34>  Commencement of operations.

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                               S&P 100 INDEX FUND

                              FINANCIAL HIGHLIGHTS

  The table below presents information for a share of capital stock outstanding for the periods indicated. This information should be read in conjunction with the financial statements and related notes:

                                                                         NET REALIZED                DIVIDENDS   DISTRIBUTIONS FROM
                                                               NET      AND UNREALIZED  TOTAL FROM    FROM NET      NET REALIZED
                                        NET ASSET VALUE,    INVESTMENT  GAINS (LOSSES)  INVESTMENT   INVESTMENT     CAPITAL GAINS
                                      BEGINNING OF PERIOD     INCOME    ON INVESTMENTS  OPERATIONS     INCOME      ON INVESTMENTS
                                      -------------------   ----------  --------------  ----------   ----------  ------------------
CLASS A SHARES
For the year ended October 31, 2005          $30.75            .51            .70           1.21        (.43)             --
For the year ended October 31, 2004          $29.57            .25           1.15           1.40        (.22)             --
For the year ended October 31, 2003          $25.59            .22           3.89           4.11        (.13)             --
For the year ended October 31, 2002          $30.78            .15          (5.34)         (5.19)         --              --
For the year ended October 31, 2001          $43.32            .06         (11.91)        (11.85)         --            (.69)

CLASS B SHARES
For the year ended October 31, 2005          $29.95            .20            .75            .95        (.18)             --
For the year ended October 31, 2004          $28.83           (.01)          1.15           1.14        (.02)             --
For the year ended October 31, 2003          $25.01             --           3.82           3.82          --              --
For the year ended October 31, 2002          $30.31           (.08)         (5.22)         (5.30)         --              --
For the year ended October 31, 2001          $42.90           (.21)        (11.77)        (11.98)         --            (.61)

CLASS C SHARES
For the year ended October 31, 2005          $30.11            .21            .73            .94        (.19)             --
For the year ended October 31, 2004          $29.00            .01           1.14           1.15        (.04)             --
For the year ended October 31, 2003          $25.15            .02           3.83           3.85          --              --
For the year ended October 31, 2002          $30.48           (.07)         (5.26)         (5.33)         --              --
For the year ended October 31, 2001          $43.19           (.14)        (11.88)        (12.02)         --            (.69)

CLASS R SHARES
For the period from September 27, 2005
  (commencement of operations) through
  October 31, 2005                           $31.80            .00           (.29)          (.29)       (.00)             --

                            NORTH TRACK FUNDS, INC.

                               S&P 100 INDEX FUND

                        FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                           RATIO OF NET
                                                                            RATIO OF                        INVESTMENT
DISTRIBUTIONS                                                                  NET          RATIO OF      INCOME (LOSS)
  IN EXCESS                  NET                    NET       RATIO        INVESTMENT       EXPENSES        (PRIOR TO
   OF NET                   ASSET                 ASSETS,     OF NET      INCOME (LOSS)     (PRIOR TO    REIMBURSEMENTS)
  REALIZED                  VALUE,                END OF   EXPENSES TO     TO AVERAGE    REIMBURSEMENTS)        TO       PORTFOLIO
   CAPITAL        TOTAL     END OF      TOTAL     PERIOD   AVERAGE NET         NET         TO AVERAGE        AVERAGE     TURNOVER
    GAINS     DISTRIBUTIONS PERIOD RETURN(A)<F35> (000S)  ASSETS(D)<F38> ASSETS(D)<F38>    NET ASSETS       NET ASSETS     RATE
------------- ------------- ------ -------------- ------  -------------- --------------  --------------- --------------- ---------

     --           (.43)     $31.53      3.89%     $117,778    1.11%            1.51%           1.13%           1.49%      11.81%
     --           (.22)     $30.75      4.74%     $137,175    1.13%             .74%           1.13%            .74%       4.06%
     --           (.13)     $29.57     16.14%     $151,908    1.16%             .78%           1.16%            .78%       5.99%
     --            --       $25.59    (16.86)%    $142,765    1.11%             .49%           1.11%            .49%      16.13%
     --           (.69)     $30.78    (27.75)%    $170,879    1.06%             .16%           1.06%            .16%      20.68%

     --           (.18)     $30.72      3.14%      $35,257    1.86%             .80%           1.88%            .78%      11.81%
     --           (.02)     $29.95      3.97%      $46,854    1.88%            (.01)%          1.88%           (.01)%      4.06%
     --            --       $28.83     15.27%      $50,176    1.90%             .04%           1.90%            .04%       5.99%
     --            --       $25.01    (17.49)%     $46,464    1.86%            (.27)%          1.86%           (.27)%     16.13%
     --           (.61)     $30.31    (28.29)%     $55,255    1.82%            (.60)%          1.82%           (.60)%     20.68%

     --           (.19)     $30.86      3.10%       $9,839    1.86%             .80%           1.88%            .78%      11.81%
     --           (.04)     $30.11      3.97%      $13,254    1.88%            (.02)%          1.88%           (.02)%      4.06%
     --            --       $29.00     15.31%      $10,380    1.90%             .03%           1.90%            .03%       5.99%
     --            --       $25.15    (17.49)%      $7,790    1.86%            (.27)%          1.86%           (.27)%     16.13%
     --           (.69)     $30.48    (28.24)%      $7,838    1.83%            (.62)%          1.83%           (.62)%     20.68%

     --           (.00)     $31.51      (.91)%(c)       $1    2.42%(b)           .00%(b)        2.42%(b)         .00%(b)   11.81%(c)
                                            <F37>                <F36>             <F36>           <F36>           <F36>       <F37>

(a)<F35>   Excludes sales charge.
(b)<F36>   Annualized.
(c)<F37>   Not annualized.
(d)<F38>   After expense reimbursement from the Advisor, where applicable.

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                           ARCAEX TECH 100 INDEX FUND

                              FINANCIAL HIGHLIGHTS

  The table below presents information for a share of capital stock outstanding for the periods indicated. This information should be read in conjunction with the financial statements and related notes:

                                                                         NET REALIZED                DIVIDENDS   DISTRIBUTIONS FROM
                                                               NET      AND UNREALIZED  TOTAL FROM    FROM NET      NET REALIZED
                                        NET ASSET VALUE,    INVESTMENT  GAINS (LOSSES)  INVESTMENT   INVESTMENT     CAPITAL GAINS
                                      BEGINNING OF PERIOD     INCOME    ON INVESTMENTS  OPERATIONS     INCOME      ON INVESTMENTS
                                      -------------------   ----------  --------------  ----------   ----------  ------------------
CLASS A SHARES
For the year ended October 31, 2005          $20.73           (.11)          2.48           2.37         --               --
For the year ended October 31, 2004          $19.50           (.14)          1.37           1.23         --               --
For the year ended October 31, 2003          $13.31           (.12)          6.31           6.19         --               --
For the year ended October 31, 2002          $18.09           (.16)         (4.35)         (4.51)        --             (.27)
For the year ended October 31, 2001          $36.76           (.20)        (11.79)        (11.99)        --            (6.68)

CLASS B SHARES
For the year ended October 31, 2005          $19.69           (.28)          2.37           2.09         --               --
For the year ended October 31, 2004          $18.66           (.30)          1.33           1.03         --               --
For the year ended October 31, 2003          $12.83           (.23)          6.06           5.83         --               --
For the year ended October 31, 2002          $17.59           (.31)         (4.18)         (4.49)        --             (.27)
For the year ended October 31, 2001          $36.15           (.37)        (11.51)        (11.88)        --            (6.68)

CLASS C SHARES
For the year ended October 31, 2005          $20.05           (.28)          2.40           2.12         --               --
For the year ended October 31, 2004          $19.00           (.27)          1.32           1.05         --               --
For the year ended October 31, 2003          $13.07           (.19)          6.12           5.93         --               --
For the year ended October 31, 2002          $17.90           (.24)         (4.32)         (4.56)        --             (.27)
For the year ended October 31, 2001          $36.66           (.31)        (11.77)        (12.08)        --            (6.68)

CLASS F SHARES
For the year ended October 31, 2005          $20.77           (.05)          2.48           2.43         --               --
For the period from December 10, 2003
  (commencement of operations)
  through October 31, 2004                   $19.29           (.05)          1.53           1.48         --               --

CLASS R SHARES
For the period from August 1, 2005
  (commencement of operations)
  through October 31, 2005                   $23.34           (.04)          (.23)          (.27)        --               --

                            NORTH TRACK FUNDS, INC.

                           ARCAEX TECH 100 INDEX FUND

                        FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                           RATIO OF NET
                                                                            RATIO OF                        INVESTMENT
DISTRIBUTIONS                                                                  NET          RATIO OF      INCOME (LOSS)
  IN EXCESS                  NET                    NET       RATIO        INVESTMENT       EXPENSES        (PRIOR TO
   OF NET                   ASSET                 ASSETS,     OF NET      INCOME (LOSS)     (PRIOR TO    REIMBURSEMENTS)
  REALIZED                  VALUE,                END OF   EXPENSES TO     TO AVERAGE    REIMBURSEMENTS)        TO        PORTFOLIO
   CAPITAL        TOTAL     END OF      TOTAL     PERIOD   AVERAGE NET         NET         TO AVERAGE        AVERAGE      TURNOVER
    GAINS     DISTRIBUTIONS PERIOD RETURN(A)<F39> (000S)  ASSETS(D)<F42> ASSETS(D)<F42>    NET ASSETS       NET ASSETS      RATE
------------- ------------- ------ -------------- ------  -------------- --------------  --------------- ---------------  ---------
     --             --      $23.10     11.43%    $289,674     1.02%(e)       (.48)%(e)        1.02%           (.48)%       16.50%
                                                                 <F43>           <F43>
     --             --      $20.73      6.31%    $283,001     1.08%(e)       (.70)%(e)        1.08%           (.70)%       11.45%
                                                                 <F43>           <F43>
     --             --      $19.50     46.51%    $261,929     1.18%(e)       (.83)%(e)        1.18%           (.83)%       12.19%
                                                                 <F43>           <F43>
     --           (.27)     $13.31    (25.42)%   $171,525     1.15%(e)       (.87)%(e)        1.15%           (.87)%       22.25%
                                                                 <F43>           <F43>
     --          (6.68)     $18.09    (39.98)%   $238,221     1.08%          (.87)%           1.08%           (.87)%       22.37%

     --             --      $21.78     10.61%     $87,420     1.77%(e)      (1.23)%(e)        1.77%          (1.23)%       16.50%
                                                                 <F43>           <F43>
     --             --      $19.69      5.52%     $96,919     1.82%(e)      (1.45)%(e)        1.82%          (1.45)%       11.45%
                                                                 <F43>           <F43>
     --             --      $18.66     45.44%    $102,870     1.93%(e)      (1.57)%(e)        1.93%          (1.57)%       12.19%
                                                                 <F43>           <F43>
     --           (.27)     $12.83    (26.04)%    $72,692     1.89%(e)      (1.62)%(e)        1.89%          (1.62)%       22.25%
                                                                 <F43>           <F43>
     --          (6.68)     $17.59    (39.41)%   $116,467     1.83%         (1.63)%           1.83%          (1.63)%       22.37%

     --             --      $22.17     10.57%     $33,503     1.77%(e)      (1.24)%(e)        1.77%          (1.24)%       16.50%
                                                                 <F43>           <F43>
     --             --      $20.05      5.53%     $28,637     1.82%(e)      (1.45)%(e)        1.82%          (1.45)%       11.45%
                                                                 <F43>           <F43>
     --             --      $19.00     45.37%     $22,120     1.92%(e)      (1.57)%(e)        1.92%          (1.57)%       12.19%
                                                                 <F43>           <F43>
     --           (.27)     $13.07    (25.98)%    $10,756     1.90%(e)      (1.63)%(e)        1.90%          (1.63)%       22.25%
                                                                 <F43>           <F43>
     --          (6.68)     $17.90    (39.41)%    $10,185     1.84%         (1.63)%           1.84%          (1.63)%       22.37%

     --             --      $23.20     11.70%     $22,604      .77%(e)       (.26)%(e)         .77%           (.26)%       16.50%
                                                                 <F43>           <F43>

     --             --      $20.77      7.67%(c)  $14,276      .85%(e)       (.48)%(e)         .85%(b)        (.48)%(b)    11.45%(b)
                                           <F41>                 <F43>           <F43>           <F40>            <F40>        <F40>

     --             --      $23.07     (1.16)%(c)     $26     1.35%(b)      (1.08)%(b)        1.40%(b)       (1.13)%(b)    16.50%(c)
                                            <F41>                <F40>           <F40>           <F40>            <F40>        <F41>

(a)<F39>   Excludes sales charge.
(b)<F40>   Annualized.
(c)<F41>   Not annualized.
(d)<F42>   After expense reimbursement from the Advisor, where applicable.
(e)<F43>   Does not reflect vendor reimbursement of 0.01%

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                     DOW JONES EQUITY INCOME 100 PLUS FUND

                              FINANCIAL HIGHLIGHTS

  The table below presents information for a share of capital stock outstanding for the periods indicated. This information should be read in conjunction with the financial statements and related notes:

                                                                         NET REALIZED                DIVIDENDS   DISTRIBUTIONS FROM
                                                               NET      AND UNREALIZED  TOTAL FROM    FROM NET      NET REALIZED
                                        NET ASSET VALUE,    INVESTMENT  GAINS (LOSSES)  INVESTMENT   INVESTMENT     CAPITAL GAINS
                                      BEGINNING OF PERIOD     INCOME    ON INVESTMENTS  OPERATIONS     INCOME      ON INVESTMENTS
                                      -------------------   ----------  --------------  ----------   ----------  ------------------
CLASS A SHARES
For the period from April 1, 2005
  (commencement of operations)
  through October 31, 2005                   $10.00            .16           (.32)         (.16)        (.07)             --

CLASS B SHARES
For the period from April 1, 2005
  (commencement of operations)
  through October 31, 2005                   $10.00            .10           (.31)         (.21)        (.05)             --

CLASS C SHARES
For the period from April 4, 2005
  (commencement of operations)
  through October 31, 2005                    $9.89            .11           (.21)         (.10)        (.05)             --

CLASS R SHARES
For the period from September 27, 2005
  (commencement of operations)
  through October 31, 2005                   $10.19            .03           (.33)         (.30)        (.03)             --

                            NORTH TRACK FUNDS, INC.

                     DOW JONES EQUITY INCOME 100 PLUS FUND

                        FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                           RATIO OF NET
                                                                            RATIO OF                        INVESTMENT
DISTRIBUTIONS                                                                  NET          RATIO OF      INCOME (LOSS)
  IN EXCESS                  NET                    NET       RATIO        INVESTMENT       EXPENSES        (PRIOR TO
   OF NET                   ASSET                 ASSETS,     OF NET      INCOME (LOSS)     (PRIOR TO    REIMBURSEMENTS)
  REALIZED                  VALUE,                END OF   EXPENSES TO     TO AVERAGE    REIMBURSEMENTS)        TO        PORTFOLIO
   CAPITAL        TOTAL     END OF      TOTAL     PERIOD   AVERAGE NET         NET         TO AVERAGE        AVERAGE      TURNOVER
    GAINS     DISTRIBUTIONS PERIOD RETURN(A)<F44> (000S)  ASSETS(D)<F47> ASSETS(D)<F47>    NET ASSETS       NET ASSETS      RATE
------------- ------------- ------ -------------- ------  -------------- --------------  --------------- ---------------  ---------

     --           (.07)     $9.77    (1.58)%(c)   $8,041      1.15%(b)       2.51%(b)         2.71%(b)        .95%(b)      44.21%(c)
                                          <F46>                  <F45>          <F45>            <F45>          <F45>          <F46>

     --           (.05)     $9.74    (2.09)%(c)   $2,969      1.90%(b)       1.75%(b)         3.47%(b)        .18%(b)      44.21%(c)
                                          <F46>                  <F45>          <F45>            <F45>          <F45>          <F46>

     --           (.05)     $9.74    (1.00)%(c)   $1,466      1.89%(b)       1.77%(b)         3.47%(b)        .19%(b)      44.21%(c)
                                          <F46>                  <F45>          <F45>            <F45>          <F45>          <F46>

     --           (.03)     $9.86    (2.92)%(c)       $0       .00%(b)(e)     .00%(b)(e)       .00%(b)(e)     .00%(b)(e)   44.21%(c)
                                          <F46>                  <F45><F48>     <F45><F48>       <F45><F48>     <F45><F48>     <F46>

(a)<F44>   Excludes sales charge.
(b)<F45>   Annualized.
(c)<F46>   Not annualized.
(d)<F47>   After expense reimbursement from the Advisor, where applicable.
(e)<F48>   Amount is less than .00% due to rounding.

  The accompanying notes to financial statements are an integral part of this statement.

                            NORTH TRACK FUNDS, INC.

                    DOW JONES U.S. HEALTH CARE 100 PLUS FUND

                              FINANCIAL HIGHLIGHTS

  The table below presents information for a share of capital stock outstanding for the periods indicated. This information should be read in conjunction with the financial statements and related notes:

                                                                         NET REALIZED                DIVIDENDS   DISTRIBUTIONS FROM
                                                               NET      AND UNREALIZED  TOTAL FROM    FROM NET      NET REALIZED
                                        NET ASSET VALUE,    INVESTMENT  GAINS (LOSSES)  INVESTMENT   INVESTMENT     CAPITAL GAINS
                                      BEGINNING OF PERIOD     INCOME    ON INVESTMENTS  OPERATIONS     INCOME      ON INVESTMENTS
                                      -------------------   ----------  --------------  ----------   ----------  ------------------
CLASS A SHARES
For the year ended October 31, 2005          $10.11           (.01)          1.36           1.35         --             (.04)
For the year ended October 31, 2004           $9.65           (.02)           .48            .46         --               --
For the year ended October 31, 2003           $8.35           (.01)          1.36           1.35         --             (.04)
For the year ended October 31, 2002          $10.21           (.01)         (1.85)         (1.86)        --               --
For the period from April 17, 2001
  (commencement of operations)
  through October 31, 2001                   $10.00           (.01)           .22            .21         --               --

CLASS B SHARES
For the year ended October 31, 2005           $9.85           (.10)          1.33           1.23         --             (.04)
For the year ended October 31, 2004           $9.47           (.10)           .48            .38         --               --
For the year ended October 31, 2003           $8.26           (.07)          1.33           1.26         --             (.04)
For the year ended October 31, 2002          $10.17           (.06)         (1.85)         (1.91)        --               --
For the period from April 17, 2001
  (commencement of operations)
  through October 31, 2001                   $10.00           (.03)           .20            .17         --               --

CLASS C SHARES
For the year ended October 31, 2005           $9.86           (.09)          1.32           1.23         --             (.04)
For the year ended October 31, 2004           $9.48           (.09)           .47            .38         --               --
For the year ended October 31, 2003           $8.27           (.06)          1.32           1.26         --             (.04)
For the year ended October 31, 2002          $10.18           (.05)         (1.86)         (1.91)        --               --
For the period from April 17, 2001
  (commencement of operations)
  through October 31, 2001                   $10.00           (.04)           .22            .18         --               --

CLASS F SHARES
For the year ended October 31, 2005          $10.13            .01           1.37           1.38         --             (.04)
For the period from December 10, 2003
  (commencement of operations)
  through October 31, 2004                    $9.91             --            .22            .22         --               --

CLASS R SHARES
For the period from September 27, 2005
  (commencement of operations)
  through October 31, 2005                   $11.65           (.00)          (.26)          (.26)        --             (.00)

                            NORTH TRACK FUNDS, INC.

                    DOW JONES U.S. HEALTH CARE 100 PLUS FUND

                        FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                           RATIO OF NET
                                                                            RATIO OF                        INVESTMENT
DISTRIBUTIONS                                                                  NET          RATIO OF      INCOME (LOSS)
  IN EXCESS                  NET                    NET       RATIO        INVESTMENT       EXPENSES        (PRIOR TO
   OF NET                   ASSET                 ASSETS,     OF NET      INCOME (LOSS)     (PRIOR TO    REIMBURSEMENTS)
  REALIZED                  VALUE,                END OF   EXPENSES TO     TO AVERAGE    REIMBURSEMENTS)        TO        PORTFOLIO
   CAPITAL        TOTAL     END OF      TOTAL     PERIOD   AVERAGE NET         NET         TO AVERAGE        AVERAGE      TURNOVER
    GAINS     DISTRIBUTIONS PERIOD RETURN(A)<F49> (000S)  ASSETS(D)<F52> ASSETS(D)<F52>    NET ASSETS       NET ASSETS      RATE
------------- ------------- ------ -------------- ------  -------------- --------------  --------------- ---------------  ---------

     --           (.04)     $11.42     13.34%     $29,797     1.34%           (.11)%          1.38%           (.15)%       31.49%
     --            --       $10.11      4.77%     $27,415     1.32%           (.23)%          1.49%           (.40)%       28.31%
    (.01)         (.05)      $9.65     16.28%     $20,606     1.22%           (.11)%          1.75%           (.64)%       28.02%
     --            --        $8.35    (18.22)%    $11,931     1.15%           (.13)%          1.92%           (.90)%       29.17%

     --           (.00)     $10.21      2.10%(c)   $6,894     1.15%(b)        (.37)%(b)       3.16%(b)       (2.38)%(b)    13.49%(c)
                                           <F51>                 <F50>            <F50>          <F50>            <F50>        <F51>

     --           (.04)     $11.04     12.47%     $12,733     2.09%           (.85)%          2.13%           (.89)%       31.49%
     --            --        $9.85      4.01%     $12,805     2.07%           (.98)%          2.24%          (1.15)%       28.31%
    (.01)         (.05)      $9.47     15.37%     $11,498     1.97%           (.84)%          2.51%          (1.38)%       28.02%
     --            --        $8.26    (18.78)%     $8,106     1.90%           (.88)%          2.67%          (1.65)%       29.17%

     --           (.00)     $10.17      1.70%(c)   $3,595     1.90%(b)       (1.13)%(b)       3.75%(b)       (2.98)%(b)    13.49%(c)
                                           <F51>                 <F50>            <F50>          <F50>            <F50>        <F51>

     --           (.04)     $11.05     12.46%     $11,449     2.09%           (.86)%          2.12%           (.89)%       31.49%
     --            --        $9.86      4.01%      $9,964     2.07%           (.98)%          2.24%          (1.15)%       28.31%
    (.01)         (.05)      $9.48     15.35%      $8,043     1.97%           (.86)%          2.50%          (1.39)%       28.02%
     --            --        $8.27    (18.76)%     $4,640     1.90%           (.88)%          2.67%          (1.65)%       29.17%

     --            --       $10.18      1.80%(c)   $1,724     1.90%(b)       (1.10)%(b)       3.92%(b)       (3.12)%(b)    13.49%(b)
                                           <F51>                 <F50>            <F50>          <F50>            <F50>        <F50>

     --           (.04)     $11.47     13.61%     $22,743     1.09%            .13%           1.12%            .10%        31.49%

     --            --       $10.13      2.22%(c)  $13,566     1.09%(b)        (.09)%(b)       1.24%(b)        (.24)%(b)    28.31%(b)
                                           <F51>                 <F50>            <F50>          <F50>            <F50>        <F50>

     --           (.00)     $11.39     (2.23)%(c)      $7     1.72%(b)        (.86)%(b)       1.72%(b)        (.86)%(b)    31.49%(c)
                                            <F51>                <F50>            <F50>          <F50>            <F50>        <F51>

(a)<F49>   Excludes sales charge.
(b)<F50>   Annualized.
(c)<F51>   Not annualized.
(d)<F52>   After expense reimbursement from the Advisor, where applicable.

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                     DOW JONES U.S. FINANCIAL 100 PLUS FUND

                              FINANCIAL HIGHLIGHTS

  The table below presents information for a share of capital stock outstanding for the periods indicated. This information should be read in conjunction with the financial statements and related notes:

                                                                         NET REALIZED                DIVIDENDS   DISTRIBUTIONS FROM
                                                               NET      AND UNREALIZED  TOTAL FROM    FROM NET      NET REALIZED
                                        NET ASSET VALUE,    INVESTMENT  GAINS (LOSSES)  INVESTMENT   INVESTMENT     CAPITAL GAINS
                                      BEGINNING OF PERIOD     INCOME    ON INVESTMENTS  OPERATIONS     INCOME      ON INVESTMENTS
                                      -------------------   ----------  --------------  ----------   ----------  ------------------
CLASS A SHARES
For the year ended October 31, 2005         $11.34             .17            .76           .93        (.09)            (.03)
For the year ended October 31, 2004         $10.64             .13            .66           .79        (.09)             --
For the year ended October 31, 2003          $8.78             .10           1.87          1.97        (.11)             --
For the year ended October 31, 2002          $9.19             .09           (.42)         (.33)       (.07)            (.01)
For the period from April 17, 2001
  (commencement of operations)
  through October 31, 2001                  $10.00             .02           (.83)         (.81)         --              --

CLASS B SHARES
For the year ended October 31, 2005         $11.25             .07            .76           .83        (.02)            (.03)
For the year ended October 31, 2004         $10.58             .05            .65           .70        (.03)             --
For the year ended October 31, 2003          $8.74             .04           1.85          1.89        (.05)             --
For the year ended October 31, 2002          $9.16             .01           (.41)         (.40)       (.01)            (.01)
For the period from April 17, 2001
  (commencement of operations)
  through October 31, 2001                  $10.00              --           (.84)         (.84)         --              --

CLASS C SHARES
For the year ended October 31, 2005         $11.22             .06            .77           .83        (.03)            (.03)
For the year ended October 31, 2004         $10.55             .05            .66           .71        (.04)             --
For the year ended October 31, 2003          $8.72             .04           1.84          1.88        (.05)             --
For the year ended October 31, 2002          $9.16             .02           (.42)         (.40)       (.03)            (.01)
For the period from April 17, 2001
  (commencement of operations)
  through October 31, 2001                  $10.00              --           (.84)         (.84)         --              --

CLASS F SHARES
For the year ended October 31, 2005         $11.37             .16            .81           .97        (.11)            (.03)
For the period from December 10, 2003
  (commencement of operations)
  through October 31, 2004                  $10.58             .16            .71           .87        (.08)             --

CLASS R SHARES
For the period from September 27, 2005
  (commencement of operations)
  through October 31, 2005                  $11.72              --            .40           .40          --              --

                            NORTH TRACK FUNDS, INC.

                     DOW JONES U.S. FINANCIAL 100 PLUS FUND

                        FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                           RATIO OF NET
                                                                            RATIO OF                        INVESTMENT
DISTRIBUTIONS                                                                  NET          RATIO OF      INCOME (LOSS)
  IN EXCESS                  NET                    NET       RATIO        INVESTMENT       EXPENSES        (PRIOR TO
   OF NET                   ASSET                 ASSETS,     OF NET      INCOME (LOSS)     (PRIOR TO    REIMBURSEMENTS)
  REALIZED                  VALUE,                END OF   EXPENSES TO     TO AVERAGE    REIMBURSEMENTS)        TO        PORTFOLIO
   CAPITAL        TOTAL     END OF      TOTAL     PERIOD   AVERAGE NET         NET         TO AVERAGE        AVERAGE      TURNOVER
    GAINS     DISTRIBUTIONS PERIOD RETURN(A)<F53> (000S)  ASSETS(D)<F56> ASSETS(D)<F56>    NET ASSETS       NET ASSETS      RATE
------------- ------------- ------ -------------- ------  -------------- --------------  --------------- ---------------  ---------

     --           (.12)     $12.15      8.18%     $22,323     1.35%           1.31%           1.37%          1.29%         24.33%
     --           (.09)     $11.34      7.47%     $24,953     1.32%           1.23%           1.48%          1.07%         29.81%
     --           (.11)     $10.64     22.67%     $18,994     1.22%           1.29%           1.76%           .75%         16.87%
     --           (.08)      $8.78     (3.69)%    $11,601     1.15%           1.04%           1.99%           .20%         22.25%

     --            --        $9.19     (8.10)%(c)  $4,394     1.15%(b)         .77%(b)        4.23%(b)      (2.31)%(b)      8.84%(c)
                                            <F55>                <F54>           <F54>           <F54>           <F54>         <F55>

     --           (.05)     $12.03      7.35%      $9,434     2.10%            .56%           2.12%           .54%         24.33%
     --           (.03)     $11.25      6.63%     $10,447     2.07%            .48%           2.23%           .32%         29.81%
     --           (.05)     $10.58     21.72%      $9,149     1.97%            .54%           2.52%          (.01)%        16.87%
     --           (.02)      $8.74     (4.39)%     $6,049     1.90%            .29%           2.73%          (.54)%        22.25%

     --            --        $9.16     (8.40)%(c)  $1,897     1.90%(b)         .04%(b)        4.60%(b)      (2.66)%(b)      8.84%(c)
                                            <F55>                <F54>           <F54>           <F54>           <F54>         <F55>

     --           (.06)     $11.99      7.33%     $10,173     2.10%            .56%           2.12%           .54%         24.33%
     --           (.04)     $11.22      6.69%      $9,280     2.07%            .49%           2.23%           .33%         29.81%
     --           (.05)     $10.55     21.69%      $6,972     1.97%            .54%           2.52%           .00%         16.87%
     --           (.04)      $8.72     (4.39)%     $3,734     1.90%            .03%           2.73%          (.53)%        22.25%

     --            --        $9.16     (8.40)%(c)  $1,121     1.89%(b)         .03%(b)        4.92%(b)      (3.00)%(b)      8.84%(c)
                                            <F55>                <F54>           <F54>           <F54>           <F54>         <F55>

     --           (.14)     $12.20      8.50%     $22,325     1.10%           1.56%           1.12%          1.54%         24.33%

     --           (.08)     $11.37      8.24%(c)  $14,347     1.09%(b)        1.52%(b)        1.21%(b)       1.40%(b)      29.81%(b)
                                           <F55>                 <F54>           <F54>           <F54>          <F54>          <F54>

     --            --       $12.12      3.41%(c)       $0      .00%(b)(e)      .00%(b)(e)      .00%(b)(e)    (.00)%(b)(e)  24.33%(c)
                                           <F55>                 <F54><F57>      <F54><F57>      <F54><F57>      <F54><F57>    <F55>

  (a)<F53>     Excludes sales charge.
  (b)<F54>     Annualized.
  (c)<F55>     Not annualized.
  (d)<F56>     After expense reimbursement from the Advisor, where applicable.
  (e)<F57>     Amount is less than .00% due to rounding.

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                           STRATEGIC ALLOCATION FUND

                              FINANCIAL HIGHLIGHTS

  The table below presents information for a share of capital stock outstanding for the periods indicated. This information should be read in conjunction with the financial statements and related notes:

                                                                         NET REALIZED                DIVIDENDS   DISTRIBUTIONS FROM
                                                               NET      AND UNREALIZED  TOTAL FROM    FROM NET      NET REALIZED
                                        NET ASSET VALUE,    INVESTMENT  GAINS (LOSSES)  INVESTMENT   INVESTMENT     CAPITAL GAINS
                                      BEGINNING OF PERIOD     INCOME    ON INVESTMENTS  OPERATIONS     INCOME      ON INVESTMENTS
                                      -------------------   ----------  --------------  ----------   ----------  ------------------
CLASS A SHARES
For the year ended October 31, 2005          $10.38           (.06)          1.13           1.07         --              --
For the period from December 10, 2003
  (commencement of operations)
  through October 31, 2004                   $10.00           (.04)           .42            .38         --              --

CLASS B SHARES
For the year ended October 31, 2005          $10.30           (.12)          1.10            .98         --              --
For the period from December 10, 2003
  (commencement of operations)
  through October 31, 2004                   $10.00           (.08)           .38            .30         --              --

CLASS C SHARES
For the year ended October 31, 2005          $10.31           (.12)          1.10            .98         --              --
For the period from December 10, 2003
  (commencement of operations)
  through October 31, 2004                   $10.00           (.08)           .39            .31         --              --

                            NORTH TRACK FUNDS, INC.

                           STRATEGIC ALLOCATION FUND

                        FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                           RATIO OF NET
                                                                            RATIO OF                        INVESTMENT
DISTRIBUTIONS                                                                  NET          RATIO OF      INCOME (LOSS)
  IN EXCESS                  NET                    NET       RATIO        INVESTMENT       EXPENSES        (PRIOR TO
   OF NET                   ASSET                 ASSETS,     OF NET      INCOME (LOSS)     (PRIOR TO    REIMBURSEMENTS)
  REALIZED                  VALUE,                END OF   EXPENSES TO     TO AVERAGE    REIMBURSEMENTS)        TO        PORTFOLIO
   CAPITAL        TOTAL     END OF      TOTAL     PERIOD   AVERAGE NET         NET         TO AVERAGE        AVERAGE      TURNOVER
    GAINS     DISTRIBUTIONS PERIOD RETURN(A)<F58> (000S)  ASSETS(D)<F61> ASSETS(D)<F61>    NET ASSETS       NET ASSETS      RATE
------------- ------------- ------ -------------- ------  -------------- --------------  --------------- ---------------  ---------

     --            --       $11.45     10.31%     $31,521      .80%           (.37)%           .96%(b)        (.53)%        5.02%
                                                                                                 <F59>

     --            --       $10.38      3.80%(c)  $19,632      .80%(b)        (.75)%(b)       1.28%(b)       (1.23)%(b)     1.50%(b)
                                           <F60>                 <F59>            <F59>          <F59>            <F59>        <F59>

     --            --       $11.28      9.51%     $21,712     1.55%          (1.13)%          1.71%          (1.29)%        5.02%

     --            --       $10.30      3.00%(c)  $13,809     1.55%(b)       (1.51)%(b)       2.03%(b)       (1.99)%(b)     1.50%(b)
                                           <F60>                 <F59>            <F59>          <F59>            <F59>        <F59>

     --            --       $11.29      9.51%     $14,450     1.55%          (1.13)%          1.71%          (1.29)%        5.02%(c)
                                                                                                                               <F60>

     --            --       $10.31      3.10%(c)   $8,982     1.55%(b)       (1.49)%(b)       2.03%(b)       (1.97)%(b)     1.50%(b)
                                           <F60>                 <F59>            <F59>          <F59>            <F59>        <F59>

(a)<F58>   Excludes sales charge.
(b)<F59>   Annualized.
(c)<F60>   Not annualized.
(d)<F61>   After expense reimbursement from the Advisor, where applicable.

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                               GENEVA GROWTH FUND

                              FINANCIAL HIGHLIGHTS

  The table below presents information for a share of capital stock outstanding for the periods indicated. This information should be read in conjunction with the financial statements and related notes:

                                                                         NET REALIZED                DIVIDENDS   DISTRIBUTIONS FROM
                                                               NET      AND UNREALIZED  TOTAL FROM    FROM NET      NET REALIZED
                                        NET ASSET VALUE,    INVESTMENT  GAINS (LOSSES)  INVESTMENT   INVESTMENT     CAPITAL GAINS
                                      BEGINNING OF PERIOD     INCOME    ON INVESTMENTS  OPERATIONS     INCOME      ON INVESTMENTS
                                      -------------------   ----------  --------------  ----------   ----------  ------------------
CLASS A SHARES
For the year ended October 31, 2005          $14.06           (.12)          2.63           2.51         --              --
For the year ended October 31, 2004          $12.65           (.12)          1.53           1.41         --              --
For the year ended October 31, 2003          $10.60           (.11)          2.16           2.05         --              --
For the year ended October 31, 2002          $10.55           (.11)           .16            .05         --              --
For the year ended October 31, 2001          $13.26           (.12)         (2.59)         (2.71)        --              --

CLASS B SHARES
For the year ended October 31, 2005          $13.49           (.24)          2.54           2.30         --              --
For the year ended October 31, 2004          $12.23           (.23)          1.49           1.26         --              --
For the year ended October 31, 2003          $10.33           (.20)          2.10           1.90         --              --
For the year ended October 31, 2002          $10.36           (.17)           .14           (.03)        --              --
For the year ended October 31, 2001          $13.11           (.18)         (2.57)         (2.75)        --              --

CLASS C SHARES
For the year ended October 31, 2005          $13.65           (.20)          2.52           2.32         --              --
For the year ended October 31, 2004          $12.37           (.23)          1.51           1.28         --              --
For the year ended October 31, 2003          $10.45           (.18)          2.10           1.92         --              --
For the year ended October 31, 2002          $10.48           (.15)           .12           (.03)        --              --
For the year ended October 31, 2001          $13.22           (.14)         (2.60)         (2.74)        --              --

CLASS R SHARES
For the period from September 21, 2005
  (commencement of operations)
  through October 31, 2005                   $16.03           (.02)           .56            .54         --              --

                            NORTH TRACK FUNDS, INC.

                               GENEVA GROWTH FUND

                        FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                           RATIO OF NET
                                                                            RATIO OF                        INVESTMENT
DISTRIBUTIONS                                                                  NET          RATIO OF      INCOME (LOSS)
  IN EXCESS                  NET                    NET       RATIO        INVESTMENT       EXPENSES        (PRIOR TO
   OF NET                   ASSET                 ASSETS,     OF NET      INCOME (LOSS)     (PRIOR TO    REIMBURSEMENTS)
  REALIZED                  VALUE,                END OF   EXPENSES TO     TO AVERAGE    REIMBURSEMENTS)        TO        PORTFOLIO
   CAPITAL        TOTAL     END OF      TOTAL     PERIOD   AVERAGE NET         NET         TO AVERAGE        AVERAGE      TURNOVER
    GAINS     DISTRIBUTIONS PERIOD RETURN(A)<F62> (000S)  ASSETS(D)<F65> ASSETS(D)<F65>    NET ASSETS       NET ASSETS      RATE
------------- ------------- ------ -------------- ------  -------------- --------------  --------------- ---------------  ---------

     --            --       $16.57     17.85%    $100,553     1.40%           (.98)%          1.40%           (.98)%       19.67%
     --            --       $14.06     11.15%     $50,825     1.54%          (1.16)%          1.54%          (1.16)%       26.31%
     --            ---      $12.65     19.34%     $33,805     1.57%          (1.19)%          1.57%          (1.19)%       30.07%
     --            ---      $10.60      0.47%     $22,497     1.56%          (1.23)%          1.56%          (1.23)%       18.71%
     --            ---      $10.55    (20.44)%    $15,341     1.58%          (1.27)%          1.77%          (1.46)%       24.32%

     --            ---      $15.79     17.05%     $22,947     2.15%          (1.73)%          2.15%          (1.73)%       19.67%
     --            ---      $13.49     10.30%     $16,810     2.30%          (1.91)%          2.30%          (1.91)%       26.31%
     --            ---      $12.23     18.39%     $14,253     2.33%          (1.94)%          2.33%          (1.94)%       30.07%
     --            ---      $10.33      (.29)%    $10,821     2.31%          (1.97)%          2.31%          (1.97)%       18.71%
     --            ---      $10.36    (20.98)%     $6,347     2.33%          (2.02)%          2.52%          (2.21)%       24.32%

     --            ---      $15.97     17.00%     $11,395     2.15%          (1.73)%          2.15%          (1.73)%       19.67%
     --            ---      $13.65     10.35%      $5,920     2.30%          (1.91)%          2.30%          (1.91)%       26.31%
     --            ---      $12.37     18.37%      $4,578     2.33%          (1.94)%          2.33%          (1.94)%       30.07%
     --            ---      $10.45      (.29)%     $2,706     2.30%          (1.96)%          2.30%          (1.96)%       18.71%
     --            ---      $10.48    (20.73)%     $1,089     2.33%          (2.02)%          2.53%          (2.22)%       24.32%

     --            ---      $16.57      3.37%(c)     $413     1.88%(b)       (1.58)%(b)       1.88%(b)       (1.58)%(b)    19.67%(c)
                                           <F64>                 <F63>            <F63>          <F63>            <F63>        <F64>

(a)<F62>   Excludes sales charge.
(b)<F63>   Annualized.
(c)<F64>   Not annualized.
(d)<F65>   After expense reimbursement from the Advisor, where applicable.

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                           WISCONSIN TAX-EXEMPT FUND

                              FINANCIAL HIGHLIGHTS

  The table below presents information for a share of capital stock outstanding for the periods indicated. This information should be read in conjunction with the financial statements and related notes:

                                                                         NET REALIZED                DIVIDENDS   DISTRIBUTIONS FROM
                                                               NET      AND UNREALIZED  TOTAL FROM    FROM NET      NET REALIZED
                                        NET ASSET VALUE,    INVESTMENT  GAINS (LOSSES)  INVESTMENT   INVESTMENT     CAPITAL GAINS
                                      BEGINNING OF PERIOD     INCOME    ON INVESTMENTS  OPERATIONS     INCOME      ON INVESTMENTS
                                      -------------------   ----------  --------------  ----------   ----------  ------------------
CLASS A SHARES
For the year ended October 31, 2005          $10.55            .37           (.19)          .18         (.37)            --
For the ten months ended October 31, 2004    $10.52            .30            .04           .34         (.31)            --
For the year ended December 31, 2003         $10.44            .40            .07           .47         (.39)            --
For the year ended December 31, 2002          $9.94            .40            .50           .90         (.40)            --
For the year ended December 31, 2001          $9.91            .42            .03           .45         (.42)            --
For the year ended December 31, 2000          $9.45            .44            .46           .90         (.44)            --

CLASS B SHARES
For the year ended October 31, 2005          $10.55            .29           (.20)          .09         (.29)            --
For the ten months ended October 31, 2004    $10.52            .24            .03           .27         (.24)            --
For the period from January 6, 2003
  (commencement of operations)
  through December 31, 2003                  $10.39            .32            .12           .44         (.31)            --

CLASS C SHARES
For the year ended October 31, 2005          $10.55            .29           (.20)          .09         (.29)            --
For the ten months ended October 31, 2004    $10.52            .24            .03           .27         (.24)            --
For the period from January 6, 2003
  (commencement of operations)
  through December 31, 2003                  $10.39            .32            .12           .44         (.31)            --

                            NORTH TRACK FUNDS, INC.

                           WISCONSIN TAX-EXEMPT FUND

                        FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                           RATIO OF NET
                                                                            RATIO OF                        INVESTMENT
DISTRIBUTIONS                                                                  NET          RATIO OF      INCOME (LOSS)
  IN EXCESS                  NET                    NET       RATIO        INVESTMENT       EXPENSES        (PRIOR TO
   OF NET                   ASSET                 ASSETS,     OF NET      INCOME (LOSS)     (PRIOR TO    REIMBURSEMENTS)
  REALIZED                  VALUE,                END OF   EXPENSES TO     TO AVERAGE    REIMBURSEMENTS)        TO        PORTFOLIO
   CAPITAL        TOTAL     END OF      TOTAL     PERIOD   AVERAGE NET         NET         TO AVERAGE        AVERAGE      TURNOVER
    GAINS     DISTRIBUTIONS PERIOD RETURN(A)<F66> (000S)  ASSETS(D)<F69> ASSETS(D)<F69>    NET ASSETS       NET ASSETS      RATE
------------- ------------- ------ -------------- ------  -------------- --------------  --------------- ---------------  ---------

     --           (.37)     $10.36      1.68%    $150,097     1.09%           3.48%           1.09%           3.48%         8.03%
     --           (.31)     $10.55      3.26%(c) $150,891     1.07%(b)        3.50%(b)        1.13%(b)        3.44%(b)      9.23%(c)
                                           <F68>                 <F67>           <F67>           <F67>           <F67>         <F68>
     --           (.39)     $10.52      4.63%    $156,647     1.00%           3.77%           1.07%           3.70%        11.06%
     --           (.40)     $10.44      9.26%    $145,947     1.10%           4.03%           1.10%           4.03%         8.02%
     --           (.42)      $9.94      4.56%     $52,945     1.15%           4.14%           1.15%           4.14%         6.31%
     --           (.44)      $9.91      9.74%     $52,116     1.05%           4.57%           1.09%           4.53%         5.89%

     --           (.29)     $10.35      0.86%      $3,535     1.84%           2.73%           1.84%           2.73%         8.03%
     --           (.24)     $10.55      2.66%(c)   $3,683     1.82%(b)        2.75%(b)        1.88%(b)        2.69%(b)      9.23%(c)
                                           <F68>                 <F67>           <F67>           <F67>           <F67>         <F68>

     --           (.31)     $10.52      4.33%(c)   $2,940     1.74%(b)        2.93%(b)        1.85%(b)        2.82%(b)     11.06%(b)
                                           <F68>                 <F67>           <F67>           <F67>           <F67>         <F67>

     --           (.29)     $10.35      0.87%      $4,195     1.84%           2.73%           1.84%           2.73%         8.03%
     --           (.24)     $10.55      2.66%(c)   $3,491     1.82%(b)        2.75%(b)        1.88%(b)        2.69%(b)      9.23%(c)
                                           <F68>                 <F67>           <F67>           <F67>           <F67>         <F68>

     --           (.31)     $10.52      4.34%(c)   $2,736     1.74%(b)        2.94%(b)        1.85%(b)        2.83%(b)     11.06%(b)
                                           <F68>                 <F67>           <F67>           <F67>           <F67>         <F67>

(a)<F66>   Excludes sales charge.
(b)<F67>   Annualized.
(c)<F68>   Not annualized.
(d)<F69>   After expense reimbursement from the Advisor, where applicable.

  The accompanying notes to financial statements are an integral part of this statement.

                            NORTH TRACK FUNDS, INC.

                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2005

1. SIGNIFICANT ACCOUNTING POLICIES --

   North Track Funds, Inc. ("North Track"), registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company, is a series company with nine funds: S&P 100 Index Fund, ArcaEx Tech 100 Index Fund (formerly, PSE Tech 100 Index Fund), Dow Jones Equity Income 100 Plus Fund (commencement of operations April 1, 2005), Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S. Financial 100 Plus Fund, Strategic Allocation Fund, Geneva Growth Fund, Wisconsin Tax-Exempt Fund and Cash Reserve Fund. This report contains information for all of the Funds, except the Cash Reserve Fund (individually "Fund", collectively "Funds"). Information regarding the Cash Reserve Fund is presented in a separate report. The assets and liabilities of each Fund are segregated and a shareholder's interest is limited to the Fund in which the shareholder owns shares.

   The Funds each offer Class A Shares, Class B Shares and Class C Shares. The ArcaEx Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund also have Class F Shares which are only available for purchase by the Strategic Allocation Fund. In addition, effective March 21, 2005, all of the Funds, with the exception of the Wisconsin Tax-Exempt Fund, began to offer Class R Shares. Each class represents interests in the same portfolio of investments of each Fund and are substantially the same in all respects except that the classes are subject to different sales load structures and 12b-1 fees.

   The following is a summary of the significant accounting policies of North Track.

   (a)  Security Valuation
        Securities traded on a national securities exchange are valued at the last reported sales price as of the close of the New York Stock Exchange. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market are generally valued at the NASDAQ Official Closing Price ("NOCP"). Securities traded in the over-the-counter market and listed securities for which no sales were reported are valued at the last reported bid quotation.

        Long-term fixed income securities are valued daily using quotations provided by an independent pricing service.

        Short-term investments are valued at amortized cost, which approximates market value.

        Securities for which market quotations are not readily available are valued at their fair value as determined in good faith using procedures approved by North Track's Board of Directors. This includes directing that valuations published by a pricing service be used to value securities for which daily prices are not readily available (which may constitute a majority of the Wisconsin Tax-Exempt Fund's securities). Values are determined by the pricing service using methods which include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity, type, indications as to values from dealers and general market conditions.

   (b)  Option Transactions
        To the extent consistent with their investment objectives, the S&P 100 Index, ArcaEx Tech 100 Index, Dow Jones Equity Income 100 Plus Fund, Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds may employ options strategies designed to hedge protectively against any anticipated adverse movements in the market values of its portfolio securities and to enhance return. The risk in writing a call option is that a Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a Fund pays a premium whether or not the option is exercised. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

        Option contracts are valued daily, and unrealized appreciation or depreciation is recorded. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

        Whenever a Fund does not own securities underlying an open option position sufficient to cover the position, or when a Fund has sold a put, the Fund will maintain in a segregated account with its custodian, cash or securities sufficient to cover the exercise price, or with respect to index options, the market value of the open position.

        There were no option contracts purchased or sold by any of the Funds during the period ended October 31, 2005.

   (c)  Futures Contracts
        The S&P 100 Index, ArcaEx Tech 100 Index, Dow Jones Equity Income 100 Plus, Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds may utilize futures contracts to a limited extent. The primary risks associated with the use of futures contracts include an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued at their quoted daily settlement prices.

        Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized appreciation (depreciation) until the contracts are terminated at which time realized gains and losses are recognized.

   (d)  Security Transactions
        Security transactions are recorded on a trade date basis. Interest income is recognized on an accrual basis. Discounts (including both original and market discounts) and premiums on securities purchased are amortized over the lives of the respective securities using the effective yield method. Acquisition discount assumes a constant accretion to the expected maturity date. Dividend income is recorded on the ex-dividend date.

   (e)  Net Realized Gains and Losses
        Net realized gains and losses on securities sales (including options and futures) are computed on the identified cost basis. Total net realized gains (losses) on investments for the period ended October 31, 2005, were comprised of the following:

                                                                                                                    DOW JONES
                                                                                      ARCAEX       DOW JONES           U.S.
                                                                      S&P 100        TECH 100    EQUITY INCOME     HEALTH CARE
                                                                       INDEX          INDEX         100 PLUS         100 PLUS
                                                                      -------        --------    -------------     -----------
   Net realized gains (losses) on investments                        $(1,672,362)    $2,235,413        $53,255       $136,789
   Net realized gains (losses) on futures                                 97,440         (3,780)            --             --
                                                                     -----------     ----------        -------       --------
   Total net realized gains (losses) on investments                  $(1,574,922)    $2,231,633        $53,255       $136,789
                                                                     -----------     ----------        -------       --------
                                                                     -----------     ----------        -------       --------

                                                                     DOW JONES
                                                                        U.S.
                                                                     FINANCIAL      STRATEGIC        GENEVA         WISCONSIN
                                                                      100 PLUS      ALLOCATION       GROWTH         TAX-EXEMPT
                                                                     ---------      ----------       ------         ----------
   Net realized gains (losses) on investments                           $(11,634)      $322,410     $3,350,699        $95,312
   Net realized gains (losses) on futures                                     --             --             --             --
                                                                        --------       --------     ----------        -------
   Total net realized gains (losses) on investments                     $(11,634)      $322,410     $3,350,699        $95,312
                                                                        --------       --------     ----------        -------
                                                                        --------       --------     ----------        -------

   (f)  Federal Income Taxes
        Provision has not been made for Federal income taxes since each Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As of October 31, 2005, the net capital loss carryovers noted below are available to offset future realized capital gains and thereby reduce future capital gains distributions:

                                                                                                                    DOW JONES
                                                                                      ARCAEX       DOW JONES           U.S.
                                                                      S&P 100        TECH 100    EQUITY INCOME     HEALTH CARE
                                                                       INDEX          INDEX         100 PLUS         100 PLUS
                                                                      -------        --------    -------------     -----------
   Expiration (10/31)
     2006                                                                     --             --             --             --
     2007                                                                     --             --             --             --
     2008                                                                     --             --             --             --
     2009                                                                     --             --             --             --
     2010                                                             $  436,716             --             --             --
     2011                                                                 43,985       $161,205             --             --
     2012                                                                     --             --             --             --
     2013                                                              1,468,911             --             --             --
                                                                      ----------       --------        -------        -------
     Total Amount                                                     $1,949,612       $161,205             --             --
                                                                      ----------       --------        -------        -------
                                                                      ----------       --------        -------        -------

                                                                                    STRATEGIC        GENEVA         WISCONSIN
                                                                                    ALLOCATION       GROWTH         TAX-EXEMPT
                                                                                    ----------       ------         ----------
   Expiration (10/31)
     2006                                                                                    --             --             --
     2007                                                                                    --             --     $2,693,100
     2008                                                                                    --             --        782,415
     2009                                                                                    --             --      1,235,804
     2010                                                                                    --             --             --
     2011                                                                                    --       $345,087             --
     2012                                                                                    --             --             --
     2013                                                                                    --             --             --
                                                                                        -------       --------     ----------
     Total Amount                                                                            --       $345,087     $4,711,319
                                                                                        -------       --------     ----------
                                                                                        -------       --------     ----------

        At October 31, 2005, the components of distributable earnings on a tax basis were as follows:

                                                                                                                    DOW JONES
                                                                                      ARCAEX       DOW JONES           U.S.
                                                                      S&P 100        TECH 100    EQUITY INCOME     HEALTH CARE
                                                                       INDEX          INDEX         100 PLUS         100 PLUS
                                                                      -------        --------    -------------     -----------
   Undistributed ordinary income                                     $ 1,165,125  $          --      $  88,248     $       --
   Undistributed long-term capital gains                                      --             --          9,383        870,521
                                                                     -----------  -------------      ---------     ----------
   Accumulated earnings                                                1,165,125             --         97,631        870,521
   Accumulated Capital and Other Losses                               (1,949,612)      (161,205)            --             --
   Net Unrealized Appreciation (Depreciation) on Investments          33,826,053   (117,910,321)      (450,993)     7,838,155
                                                                     -----------  -------------      ---------     ----------
   Total Accumulated Earnings (Deficit)                              $33,041,566  $(118,071,526)     $(353,362)    $8,708,676
                                                                     -----------  -------------      ---------     ----------
                                                                     -----------  -------------      ---------     ----------

                                                                     DOW JONES
                                                                        U.S.
                                                                     FINANCIAL      STRATEGIC        GENEVA         WISCONSIN
                                                                      100 PLUS      ALLOCATION       GROWTH         TAX-EXEMPT
                                                                     ---------      ----------       ------         ----------
   Undistributed ordinary income                                      $  627,491     $       --    $        --    $    20,668
   Undistributed long-term capital gains                                 331,695         92,582             --             --
                                                                      ----------     ----------    -----------    -----------

   Accumulated earnings                                                  959,186         92,582             --         20,668
   Accumulated Capital and Other Losses                                       --             --       (345,087)    (4,711,319)
   Net Unrealized Appreciation (Depreciation) on Investments           8,186,565      4,955,849     31,608,999      3,247,432
                                                                      ----------     ----------    -----------    -----------
   Total Accumulated Earnings (Deficit)                               $9,145,751     $5,048,431    $31,263,912    $(1,443,219)
                                                                      ----------     ----------    -----------    -----------
                                                                      ----------     ----------    -----------    -----------

        During the period ended October 31, 2005, the tax character of distributions paid were as follows:

                                                                                                                    DOW JONES
                                                                                      ARCAEX       DOW JONES           U.S.
                                                                      S&P 100        TECH 100    EQUITY INCOME     HEALTH CARE
                                                                       INDEX          INDEX         100 PLUS         100 PLUS
                                                                      -------        --------    -------------     -----------
   Ordinary Income                                                    $2,216,503             --        $74,498             --
   Long-Term Capital Gain                                                     --             --             --       $234,153

                                                                     DOW JONES
                                                                        U.S.
                                                                     FINANCIAL      STRATEGIC        GENEVA         WISCONSIN
                                                                      100 PLUS      ALLOCATION       GROWTH         TAX-EXEMPT
                                                                     ---------      ----------       ------         ----------
   Ordinary Income                                                      $400,075             --             --             --
   Long-Term Capital Gain                                                139,547             --             --             --

        At October 31, 2004, the components of distributable earnings on a tax basis were as follows:

                                                                                                                    DOW JONES
                                                                                      ARCAEX       DOW JONES           U.S.
                                                                      S&P 100        TECH 100    EQUITY INCOME     HEALTH CARE
                                                                       INDEX          INDEX         100 PLUS         100 PLUS
                                                                      -------        --------    -------------     -----------
   Ordinary Income                                                      $960,626             --             --       $301,697
   Long-Term Capital Gain                                                     --             --       $234,155        139,546

                                                                                    STRATEGIC        GENEVA         WISCONSIN
                                                                                    ALLOCATION       GROWTH         TAX-EXEMPT
                                                                                    ----------       ------         ----------
   Ordinary Income                                                                           --             --         $7,746
   Long-Term Capital Gain                                                                    --             --             --

        During the period ended October 31, 2004, the tax character of distributions paid were as follows:

                                                                                                                    DOW JONES
                                                                                      ARCAEX       DOW JONES           U.S.
                                                                      S&P 100        TECH 100    EQUITY INCOME     HEALTH CARE
                                                                       INDEX          INDEX         100 PLUS         100 PLUS
                                                                      -------        --------    -------------     -----------
   Ordinary Income                                                    $1,191,016             --             --       $250,985
   Long-Term Capital Gain                                                     --             --             --             --

                                                                                    STRATEGIC        GENEVA         WISCONSIN
                                                                                    ALLOCATION       GROWTH         TAX-EXEMPT
                                                                                    ----------       ------         ----------
   Ordinary Income                                                                           --             --             --
   Long-Term Capital Gain                                                                    --             --             --

        The character of distributions made during the periods from net investment income or net realized gains may differ from the characterization for federal tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes.

        Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

   (g)  Expenses
        Expenses associated with a specific North Track Fund are charged to that Fund. Common expenses are allocated between the Funds based upon the ratio of the net assets of each Fund to the combined net assets of the Funds, or other equitable means.

        Expenses directly attributable to a class of shares, which presently only include 12b-l distribution and service fees, are recorded to the specific class.

   (h)  Distributions to Shareholders
        Dividends from net investment income are accrued daily and paid monthly for the Wisconsin Tax-Exempt Fund. Dividends from net investment income, if any, are declared and paid annually for the S&P 100 Index Fund, ArcaEx Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S Financial 100 Plus Fund, Strategic Allocation Fund and Geneva Growth Fund and quarterly for the Dow Jones Equity Income 100 Plus Fund. Distributable net capital gains, if any, are declared and distributed at least annually.

        On December 19, 2005, the Dow Jones Equity Income 100 Plus Fund, Dow Jones U.S. Health Care 100 Plus Fund and the Dow Jones U.S. Financial 100 Plus Fund distributed net capital gains of $80,882, $870,521 and $396,827, respectively. On December 20, 2005, the Strategic Allocation Fund distributed net capital gains of $92,582.

   (i)  Organization and Offering Costs
        Organization costs consist of costs incurred to establish Funds and enable them legally to do business. The Funds expense organization costs as incurred. Fees related to preparing the Funds' initial registration statement are offering costs. Offering costs are accounted for as a deferred charge and are amortized to expense over twelve months on a straight-line basis.

   (j)  Use of Estimates
        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH RELATED PARTIES --

   Commencing June 1, 2005, Ziegler Capital Management, LLC ("ZCM") is investment advisor for all of the Funds covered in this report pursuant to Investment Advisory Agreements ("Agreements"). ZCM is a wholly owned subsidiary of The Ziegler Companies, Inc. Certain officers and directors of North Track are affiliated with ZCM. Under the Agreements, the S&P 100 Index Fund pays ZCM a monthly fee at an annual rate of .575% of the first $20,000,000 of the Fund's average daily net assets, .45% of the next $30,000,000, .40% of the next $50,000,000, .35% of the next $400,000,000 and
   .30% of average daily net assets over $500,000,000. Effective August 19, 2005, ZCM has committed to reimburse expenses in the amount of 0.10% of average daily net assets. For the year ended October 31, 2005, ZCM reimbursed the S&P 100 Index Fund $33,557.

   Under the Agreements, the ArcaEx Tech 100 Index Fund pays ZCM a monthly fee at an annual rate of .50% of the first $50,000,000 of the Fund's average daily net assets, .30% of the next $200,000,000, .25% of the next $250,000,000, and .20% of average daily net assets in excess of $500,000,000.

   Under the Agreements, the Dow Jones Equity Income 100 Plus Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund, each pay ZCM a monthly fee at an annual rate of .55% of the first $100,000,000 of such Fund's average daily net assets, .50% of the next $400,000,000, and .45% of average daily net assets in excess of $500,000,000. ZCM has contractually committed to waive fees and/or reimburse expenses from March 1, 2005 through February 28, 2006, so that annual operating expenses will not exceed 1.35% for Class A shares, 2.10% for Class B and C shares and 1.85% for Class R shares for the Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund. ZCM has also contractually committed to waive fees and/or reimburse expenses from April 1, 2005 (the Fund's inception) through February 28, 2006 for the Dow Jones Equity Income 100 Plus Fund, so that operating expenses will not exceed 1.15% for Class A shares, 1.90% for Class B and C shares, and 1.65% for Class R shares. For the year ended October 31, 2005, ZCM reimbursed the Dow Jones U.S. Health Care 100 Plus Fund and the Dow Jones U.S. Financial 100 Plus Fund $25,178 and $16,639, respectively. For the period April 1, 2005 to October 31, 2005, ZCM reimbursed the Dow Jones Equity Income 100 Plus Fund $63,533.

   Under the Agreements, the Strategic Allocation Fund pays ZCM a monthly fee at an annual rate of .10% of the Fund's average daily net assets. For the year ended October 31, 2005 ZCM voluntarily reimbursed the Fund $95,360.

   Under the Agreements, the Geneva Growth Fund pays ZCM a monthly fee based on the Fund's average daily net assets at an annual rate of .75% of the first $250,000,000 of the Fund's average daily net assets, .70% of the next $250,000,000, and .65% on the average daily net assets in excess of $500,000,000. Under a Sub-Advisory Agreement, ZCM has retained Geneva Capital Management ("Geneva") to manage the Geneva Growth Fund. ZCM, in turn, pays Geneva 50% of the fee paid by the Geneva Growth Fund.

   Under the Agreements, the Wisconsin Tax-Exempt Fund pays ZCM a monthly fee at an annual rate of .50% of the first $250,000,000 of the Fund's average daily net assets, and .40% of the Fund's average daily net assets in excess of $250,000.000.

   B.C. Ziegler and Company ("BCZ"), a wholly owned subsidiary of The Ziegler Companies, Inc., provides administration and fund accounting services to the North Track Funds. Under the Administration Agreements, each Fund pays BCZ a monthly fee based on .10% of the Funds' average daily net assets.

   Under the Accounting and Pricing Agreement, each Fund pays BCZ a monthly fee based on a $13,000 annual fee plus .05% annually of the first $100 million of average daily net assets, .03% of the next $100 million of average daily net assets, and .01% of the next $300 million of average daily net assets. There is no additional charge for assets in excess of $500 million.

   The fees incurred by the Funds for the administration and the accounting and pricing services for the period ended October 31, 2005 are stated separately in the Statement of Operations.

   North Track has approved a Rule 12b-1 Distribution Plan (the "Plan") with respect to Class A, Class B, Class C and Class R shares pursuant to the 1940 Act and has entered into a Distribution Agreement with BCZ. Accordingly, the Funds make payments to BCZ at an annual rate of .25% of Class A average daily net assets, 1.00% of Class B and Class C average daily net assets and 0.75% of Class R average daily net assets pursuant to the plan. The payments provide compensation for distribution and servicing expense which include, but are not limited to, payments to broker-dealers that have entered into sales agreements with respect to shares of the Funds. Fees incurred by the Funds under the Plan during the period ended October 31, 2005 are reflected in the Statements of Operations.

   The net amount of sales charges deducted from the proceeds of the sale or redemption of capital shares which were retained by BCZ or paid to an affiliated broker-dealer for the period ended October 31, 2005 was as follows:

                                                        CONTINGENT DEFERRED     UNDERWRITER            DEALER
                                                            SALES CHARGE         COMMISSION          COMMISSION
                                                        -------------------     -----------          ----------
   S&P 100 Index Fund                                          $ 9,145            $ 11,118            $ 20,532
   ArcaEx Tech 100 Index Fund                                   27,805              55,867              17,214
   Dow Jones Equity Income 100 Plus Fund                           317              23,678              32,059
   Dow Jones U.S. Health Care 100 Plus Fund                      5,072              15,932              11,556
   Dow Jones U.S Financial 100 Plus Fund                         4,976              10,408               9,032
   Strategic Allocation Fund                                    10,989              64,123              41,462
   Geneva Growth Fund                                            1,954              34,883              28,684
   Wisconsin Tax-Exempt Fund                                     1,143              41,082              34,654
                                                               -------            --------            --------
                                                  Total        $61,401            $257,091            $195,193
                                                               -------            --------            --------
                                                               -------            --------            --------

3. INVESTMENT TRANSACTIONS --

   Purchases at cost and proceeds from sales of securities, excluding short-term investments, for the period ended October 31, 2005, aggregated, were as follows:

                                                       PURCHASES AT COST        PROCEEDS FROM SALES
                                                       -----------------        -------------------
   S&P 100 Index Fund                                      $21,802,005              $ 60,938,787
   ArcaEx Tech 100 Index Fund                               71,824,189               109,399,957
   Dow Jones Equity Income 100 Plus Fund                    16,145,026                 3,401,940
   Dow Jones U.S. Health Care 100 Plus Fund                 27,820,664                23,260,874
   Dow Jones U.S. Financial 100 Plus Fund                   16,916,683                15,399,261
   Strategic Allocation Fund                                22,967,164                 2,954,834
   Geneva Growth Fund                                       64,599,820                20,024,468
   Wisconsin Tax-Exempt Fund                                18,365,357                12,446,757

   Net unrealized appreciation (depreciation) on securities held by the funds and the total cost of securities (for Federal income tax purposes) as of October 31, 2005, were as follows:

                                                                                                                    DOW JONES
                                                                                      ARCAEX       DOW JONES           U.S.
                                                                      S&P 100        TECH 100    EQUITY INCOME     HEALTH CARE
                                                                       INDEX          INDEX         100 PLUS         100 PLUS
                                                                      -------        --------    -------------     -----------
   Tax Cost of Investments                                          $143,896,611  $ 633,547,174    $12,903,800     $77,078,345
   Gross Unrealized Appreciation                                    $ 66,534,009    $87,167,667    $   311,774     $16,746,649
   Gross Unrealized Depreciation                                     (32,712,052)  (205,096,488)      (762,768)     (8,908,494)
                                                                    ------------  -------------    -----------     -----------
   Net Tax Unrealized Appreciation (Depreciation)                   $ 33,821,957  $(117,928,821)   $  (450,994)    $ 7,838,155
                                                                    ------------  -------------    -----------     -----------
                                                                    ------------  -------------    -----------     -----------

                                                                     DOW JONES
                                                                        U.S.
                                                                     FINANCIAL      STRATEGIC        GENEVA         WISCONSIN
                                                                      100 PLUS      ALLOCATION       GROWTH         TAX-EXEMPT
                                                                     ---------      ----------       ------         ----------
   Tax Cost of Investments                                           $64,174,511    $62,726,133   $141,222,872    $153,560,763
   Gross Unrealized Appreciation                                     $10,042,768    $ 4,957,610   $ 33,232,817    $  4,446,540
   Gross Unrealized Depreciation                                      (1,856,204)        (1,761)    (1,623,818)     (1,199,130)
                                                                     -----------    -----------   ------------    ------------
   Net Tax Unrealized Appreciation/(Depreciation)                    $ 8,186,565    $ 4,955,849   $ 31,608,999    $  3,247,410
                                                                     -----------    -----------   ------------    ------------
                                                                     -----------    -----------   ------------    ------------

4. LINE OF CREDIT --

   North Track has available a line of credit of $15,000,000. Each Fund's borrowings, by investment restriction, cannot exceed 10% of the total net assets excluding the borrowed amounts. Interest expense incurred in connection with such borrowings was not material during the period. Borrowings under this arrangement bear interest approximating the then current prime rate. North Track pays a commitment fee of 30 basis points per annum on the unused portion of the line. Each Fund's policies allow borrowings only for temporary or emergency purposes. Total available capacity under the North Track line of credit was $15,000,000 at October 31, 2005. The average interest rate paid on outstanding borrowings was 5.49% for the period ended October 31, 2005.

5. SECURITIES LENDING --

   The Funds may lend securities in order to earn additional income. Each Fund receives initial collateral in the form of cash or U.S. Treasury obligations against the loaned securities of at least 102% and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. North Track also continues to receive interest or dividends on the securities loaned. The cash collateral is invested in cash equivalents authorized by the Funds. The cash equivalents are limited to securities issued by or fully guaranteed by the U.S. Government; securities issued by agencies or enterprises of the U.S. Government; securities meeting pre-established rating criteria or qualified money market portfolios. Invested collateral must also meet maturity requirements. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. Gain or loss on the fair value of the securities loaned that may occur during the term of the loan will be attributed to the Funds that loaned the securities. As with other extensions of credit, there is a risk of delay in recovering a loaned security if the borrower defaults. Securities lending will only be done with parties that North Track deems credit worthy.

   As of October 31, 2005, the S&P 100 Index, ArcaEx Tech 100 Index, Dow Jones U.S. Health Care 100 Plus, Dow Jones U.S. Financial 100 Plus and Geneva Growth Funds had on loan securities valued at $13,732,746, $78,509,031, $8,010,617, $7,948,635 and $35,949,662, respectively, and collateral of
   $14,290,364, $81,817,527, $8,235,112, $8,212,421 and $37,073,115,
   respectively.

6. CAPITAL SHARE TRANSACTIONS --

   (a) North Track has authorized common stock of 10 billion shares with a par value of $.001 per share. Its shares are currently divided into nine series: S&P 100 Index Fund, ArcaEx Tech 100 Index Fund, Dow Jones Equity Income 100 Plus Fund, Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S. Financial 100 Plus Fund, Strategic Allocation Fund, Geneva Growth Fund, Wisconsin Tax-Exempt Fund and Cash Reserve Fund. Each Fund (other than the Cash Reserve Fund) has designated Class A (front-end load) shares. In addition, each Fund has designated Class B (contingent deferred sales charge) shares, Class C (contingent deferred sales charge) shares with the exception of the Wisconsin Tax-Exempt Fund and the Cash Reserve Fund, each Fund has also designated Class R shares. The ArcaEx Tech 100 Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund have designated Class F Shares which are available only to the Strategic Allocation Fund. The authorized shares of common stock may be allocated to any of the above Funds or to new funds as determined by the Board of Directors. The shares of each Fund have equal rights and privileges with all other shares of that Fund.

   (b) Capital share activity during the periods ended October 31, 2004 and October 31, 2005, were as follows:

                                                                                                                    DOW JONES
                                                                                      ARCAEX       DOW JONES           U.S.
                                                                      S&P 100        TECH 100    EQUITY INCOME     HEALTH CARE
   CLASS A SHARES                                                      INDEX          INDEX      100 PLUS#<F73>      100 PLUS
   --------------                                                     -------        --------    --------------    -----------
   SHARES OUTSTANDING
     AT OCTOBER 31, 2003                                               5,137,029     13,434,414                      2,136,009
     Shares issued                                                       236,467      3,808,493                      1,133,396
     Shares issued in distributions                                       33,392             --                             --
     Shares redeemed                                                    (946,254)    (3,588,719)                      (557,832)
                                                                       ---------     ----------                     ----------
   SHARES OUTSTANDING
     AT OCTOBER 31, 2004                                               4,460,634     13,654,188             --       2,711,573
     Shares issued                                                       196,244      2,778,618        835,353         892,584
     Shares issued in distributions                                       52,410             --          4,143           8,655
     Shares redeemed                                                    (974,187)    (3,890,633)       (16,264)     (1,002,552)
                                                                       ---------     ----------        -------      ----------
   SHARES OUTSTANDING
     AT OCTOBER 31, 2005                                               3,735,101     12,542,173        823,232       2,610,260
                                                                       ---------     ----------        -------      ----------
                                                                       ---------     ----------        -------      ----------

                                                                     DOW JONES
                                                                        U.S.
                                                                     FINANCIAL       STRATEGIC       GENEVA         WISCONSIN
   CLASS A SHARES                                                     100 PLUS   ALLOCATION(A)<F70>  GROWTH         TAX-EXEMPT
   --------------                                                    ---------   ------------------  ------         ----------
   SHARES OUTSTANDING
     AT OCTOBER 31, 2002                                                                                            13,982,634(b)
                                                                                                                            <F71>
     Shares issued                                                                                                   2,705,358
     Shares issued in distributions                                                                                    385,452
     Shares redeemed                                                                                                (2,181,734)
                                                                                                                    ----------
   SHARES OUTSTANDING
     AT OCTOBER 31, 2003                                               1,785,675             --      2,672,795      14,891,710(c)
                                                                                                                            <F72>
     Shares issued                                                       903,244      2,004,224      1,400,773         938,989
     Shares issued in distributions                                       16,759             --             --         307,167
     Shares redeemed                                                    (505,045)      (112,182)      (457,902)     (1,836,738)
                                                                       ---------      ---------      ---------      ----------
   SHARES OUTSTANDING
     AT OCTOBER 31, 2004                                               2,200,633      1,892,042      3,615,666      14,301,128
     Shares issued                                                       339,799      1,352,428      3,082,554       1,323,497
     Shares issued in distributions                                       20,484             --             --         364,767
     Shares redeemed                                                    (723,066)      (491,771)      (631,266)     (1,495,506)
                                                                       ---------      ---------      ---------      ----------
   SHARES OUTSTANDING
     AT OCTOBER 31, 2005                                               1,837,850      2,752,699      6,066,954      14,493,886
                                                                       ---------      ---------      ---------      ----------
                                                                       ---------      ---------      ---------      ----------

(a)<F70>   Commencement of Operations December 10, 2003.
(b)<F71>   Shares outstanding at December 31, 2002.
(c)<F72>   Shares outstanding at December 31, 2003.
  #<F73>   Commencement of Operations April 1, 2005.

                                                                                                                    DOW JONES
                                                                                      ARCAEX       DOW JONES           U.S.
                                                                      S&P 100        TECH 100    EQUITY INCOME     HEALTH CARE
   CLASS B SHARES                                                      INDEX          INDEX      100 PLUS#<F77>      100 PLUS
   --------------                                                     -------        --------    --------------    -----------
   SHARES OUTSTANDING
     AT OCTOBER 31, 2003                                               1,740,285      5,511,588                      1,213,985
     Shares issued                                                        75,552        411,909                        281,775
     Shares issued in distributions                                        1,229             --                             --
     Shares redeemed                                                    (252,706)    (1,001,990)                      (196,102)
                                                                       ---------     ----------                      ---------
   SHARES OUTSTANDING
     AT OCTOBER 31, 2004                                               1,564,360      4,921,507             --       1,299,658
     Shares issued                                                        31,441        186,126        305,679          88,512
     Shares issued in distributions                                        7,505             --          1,092           4,282
     Shares redeemed                                                    (455,467)    (1,093,965)        (1,956)       (239,207)
                                                                       ---------     ----------        -------       ---------
   SHARES OUTSTANDING
     AT OCTOBER 31, 2005                                               1,147,839      4,013,668        304,815       1,153,245
                                                                       ---------     ----------        -------       ---------
                                                                       ---------     ----------        -------       ---------

                                                                     DOW JONES
                                                                        U.S.
                                                                     FINANCIAL       STRATEGIC       GENEVA         WISCONSIN
   CLASS B SHARES                                                     100 PLUS   ALLOCATION(A)<F74>  GROWTH     TAX-EXEMPT(D)<F76>
   --------------                                                    ---------   ------------------  ------     ------------------
   SHARES OUTSTANDING
     AT OCTOBER 31, 2002                                                                                                    --
     Shares issued                                                                                                     282,743
     Shares issued in distributions                                                                                      2,886
     Shares redeemed                                                                                                    (6,279)
                                                                                                                       -------
   SHARES OUTSTANDING
     AT OCTOBER 31, 2003                                                 865,144             --      1,165,397         279,350(c)
                                                                                                                            <F75>
     Shares issued                                                       210,402      1,360,639        222,330          74,411
     Shares issued in distributions                                        2,397             --             --           4,312
     Shares redeemed                                                    (149,372)       (20,192)      (141,737)         (9,051)
                                                                        --------      ---------      ---------         -------
   SHARES OUTSTANDING
     AT OCTOBER 31, 2004                                                 928,571      1,340,447      1,245,990         349,022
     Shares issued                                                        48,849        750,028        375,512          34,912
     Shares issued in distributions                                        3,423             --             --           5,210
     Shares redeemed                                                    (196,732)      (166,300)      (168,105)        (47,612)
                                                                        --------      ---------      ---------         -------
   SHARES OUTSTANDING
     AT OCTOBER 31, 2005                                                 784,111      1,924,175      1,453,397         341,532
                                                                        --------      ---------      ---------         -------
                                                                        --------      ---------      ---------         -------

(a)<F74>   Commencement of operations December 10, 2003.
(c)<F75>   Shares outstanding at December 31, 2003.
(d)<F76>   Commencement of operations January 6, 2003.
  #<F77>   Commencement of operations April 1, 2005.

                                                                                                                    DOW JONES
                                                                                      ARCAEX       DOW JONES           U.S.
                                                                      S&P 100        TECH 100    EQUITY INCOME     HEALTH CARE
   CLASS C SHARES                                                      INDEX          INDEX      100 PLUS#<F81>      100 PLUS
   --------------                                                     -------        --------    --------------    -----------
   SHARES OUTSTANDING
     AT OCTOBER 31, 2003                                                 357,933      1,164,180                        848,541
     Shares issued                                                       162,928        522,507                        309,542
     Shares issued in distributions                                          477             --                             --
     Shares redeemed                                                     (81,117)      (258,305)                      (147,578)
                                                                        --------      ---------                      ---------
   SHARES OUTSTANDING
     AT OCTOBER 31, 2004                                                 440,221      1,428,382             --       1,010,505
     Shares issued                                                        24,417        479,565        153,344         239,987
     Shares issued in distributions                                        2,416             --            560           3,293
     Shares redeemed                                                    (148,260)      (397,047)        (3,385)       (217,636)
                                                                        --------      ---------        -------       ---------
   SHARES OUTSTANDING
     AT OCTOBER 31, 2005                                                 318,794      1,510,900        150,519       1,036,149
                                                                        --------      ---------        -------       ---------
                                                                        --------      ---------        -------       ---------

                                                                     DOW JONES
                                                                        U.S.
                                                                     FINANCIAL       STRATEGIC       GENEVA         WISCONSIN
   CLASS C SHARES                                                     100 PLUS   ALLOCATION(A)<F78>  GROWTH     TAX-EXEMPT(D)<F80>
   --------------                                                    ---------   ------------------  ------     ------------------
   SHARES OUTSTANDING
     AT OCTOBER 31, 2002                                                                                                    --
     Shares issued                                                                                                     266,768
     Shares issued in distributions                                                                                      4,173
     Shares redeemed                                                                                                   (10,769)
                                                                                                                       -------
   SHARES OUTSTANDING
     AT OCTOBER 31, 2003                                                 661,001             --        369,999         260,172(c)
                                                                                                                            <F79>
     Shares issued                                                       336,362        973,192        127,212          99,046
     Shares issued in distributions                                        2,085             --             --           5,968
     Shares redeemed                                                    (172,179)      (101,739)       (63,496)        (34,155)
                                                                        --------      ---------        -------         -------
   SHARES OUTSTANDING
     AT OCTOBER 31, 2004                                                 827,269        871,453        433,715         331,031
     Shares issued                                                       194,678        594,061        343,603         140,777
     Shares issued in distributions                                        3,421             --             --           8,594
     Shares redeemed                                                    (176,836)      (185,556)       (63,933)        (74,962)
                                                                        --------      ---------        -------         -------
   SHARES OUTSTANDING
     AT OCTOBER 31, 2005                                                 848,532      1,279,958        713,385         405,440
                                                                        --------      ---------        -------         -------
                                                                        --------      ---------        -------         -------

(a)<F78>   Commencement of operations December 10, 2003.
(c)<F79>   Shares outstanding at December 31, 2003.
(d)<F80>   Commencement of operations January 6, 2003.
  #<F81>   Commencement of operations April 1, 2005.

                                                                                                   DOW JONES        DOW JONES
                                                                                      ARCAEX          U.S.             U.S.
                                                                                     TECH 100     HEALTH CARE       FINANCIAL
   CLASS F SHARES                                                                     INDEX         100 PLUS         100 PLUS
   --------------                                                                    --------    --------------    -----------
   SHARES OUTSTANDING
     AT OCTOBER 31, 2003                                                                     --             --              --
     Shares issued                                                                      693,823      1,351,511       1,273,164
     Shares issued in distributions                                                          --             --              --
     Shares redeemed                                                                     (6,474)       (12,430)        (11,758)
                                                                                        -------      ---------       ---------
   SHARES OUTSTANDING
     AT OCTOBER 31, 2004                                                                687,349      1,339,081       1,261,406
     Shares issued                                                                      342,332        721,508         640,684
     Shares issued in distributions                                                          --             --              --
     Shares redeemed                                                                    (55,458)       (77,424)        (71,508)
                                                                                        -------      ---------       ---------
   SHARES OUTSTANDING
     AT OCTOBER 31, 2005                                                                974,223      1,983,165       1,830,582
                                                                                        -------      ---------       ---------
                                                                                        -------      ---------       ---------

                                                                                                                    DOW JONES
                                                                             ARCAEX            DOW JONES               U.S.
                                                            S&P 100         TECH 100         EQUITY INCOME         HEALTH CARE
   CLASS R SHARES                                        INDEX(E)<F83>   INDEX(F)<F84>   100 PLUS(E)<F83>#<F86>  100 PLUS(E)<F83>
   --------------                                        -------------   -------------   ----------------------  ----------------
   SHARES OUTSTANDING
     AT OCTOBER 31, 2004                                        --              --                  --                   --
     Shares issued                                              16           1,152                   1                  615
     Shares issued in distributions                             --              --                  --                   --
     Shares redeemed                                            --              (5)                 --                   --
                                                             -----           -----               -----                -----
   SHARES OUTSTANDING
     AT OCTOBER 31, 2005                                        16           1,147                   1                  615
                                                             -----           -----               -----                -----
                                                             -----           -----               -----                -----

                                                          DOW JONES
                                                            U.S.
                                                          FINANCIAL          STRATEGIC           GENEVA
   CLASS R SHARES                                     100 PLUS(E)<F83>  ALLOCATION(A)<F82>   GROWTH(G)<F85>
   --------------                                     ----------------  ------------------   --------------
   SHARES OUTSTANDING
     AT OCTOBER 31, 2004                                        --              --                  --
     Shares issued                                               2              --              25,008
     Shares issued in distributions                             --              --                  --
     Shares redeemed                                            --              --                 (82)
                                                             -----           -----              ------
   SHARES OUTSTANDING
     AT OCTOBER 31, 2005                                         2              --              24,926
                                                             -----           -----              ------
                                                             -----           -----              ------

(a)<F82>   Commencement of operations December 10, 2003.
(e)<F83> Effective date March 21, 2005. Commencement of operations September 27, 2005.
(f)<F84>   Effective date March 21, 2005. Commencement of operations August 1,
           2005.
(g)<F85> Effective date March 21, 2005. Commencement of operations September 21, 2005.
  #<F86>   Commencement of operations April 1, 2005.

   c) For the S&P 100 Index, ArcaEx Tech 100 Index, Dow Jones Equity Income 100 Plus, Dow Jones U.S. Health Care 100 Plus, Dow Jones U.S. Financial 100 Plus, Strategic Allocation and Geneva Growth Funds, the maximum offering price per Class A Share is computed based on a maximum front-end sales charge of 5.25% of the offering price or 5.54% of the net asset value. For the purpose of this computation, the offering price per share is derived from multiplying the net asset value and redemption price per share by 100 and then dividing the product by 94.75.

        For the Wisconsin Tax-Exempt Fund, the maximum offering price per Class A share is computed based on a maximum front-end sales charge of 3.50% of the offering price or 3.62% of the net asset value. For this Fund, the offering price per share is derived from multiplying the net asset value and redemption price per share by 100 and then dividing the product by 96.5.

7. FUTURES CONTRACTS --

   Futures contracts activity for the year ended October 31, 2005, for the S&P 100 Index and ArcaEx Tech 100 Index Funds, respectively, was as follows:

                                                               AGGREGATE FACE
                                       NUMBER OF CONTRACTS   VALUE OF CONTRACTS
                                       -------------------   ------------------
   S&P 100 INDEX FUND:
   Outstanding at October 31, 2004               11             $    604,505
   Contracts opened                             597               35,022,285
   Contracts closed                            (601)             (35,207,455)
                                               ----             ------------
   Outstanding at October 31, 2005                7             $    419,335
                                               ----             ------------
                                               ----             ------------
   ARCAEX TECH 100 INDEX FUND:
   Outstanding at October 31, 2004                6             $    882,110
   Contracts opened                             274               42,376,120
   Contracts closed                            (275)             (42,483,130)
                                               ----             ------------
   Outstanding at October 31, 2005                5             $    775,100
                                               ----             ------------
                                               ----             ------------

   The number of financial futures contracts and the gross unrealized appreciation (depreciation) at October 31, 2005, for each Fund were as follows:

                                                             UNREALIZED
                               NUMBER OF CONTRACTS  APPRECIATION (DEPRECIATION)
                               -------------------  ---------------------------
S&P 100 INDEX FUND:
S&P 500 E-Mini Index Futures
  expiring December 2005                7                       $4,095
ARCAEX TECH 100 INDEX FUND:
NASDAQ 100 Index Futures
  expiring December 2005                5                      $18,150

   The Dow Jones Equity Income 100 Plus Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund had no futures contract activity during the period ended October 31, 2005.

8. TAX-EXEMPT AND GOVERNMENT FUNDS PLAN OF REORGANIZATION --

   Pursuant to an Agreement and Plan of Reorganization approved by the shareholders of the North Track Government and Tax-Exempt Funds, the assets of the North Track Government and Tax-Exempt Funds were transferred to Federated Government Income Securities, Inc. and Federated Municipal Securities Fund, Inc., respectively, and the shareholders of the North Track Government and Tax-Exempt Funds have received Class A shares of Federated Government Income Securities, Inc. and Federated Municipal Securities Fund, Inc., respectively, in exchange for their North Track Government and Tax-Exempt Fund shares. The transactions, which were structured to be tax-free to the shareholders, were completed as of the close of business on April 29, 2005. The North Track Government and Tax-Exempt Funds have since been liquidated and are no longer series of North Track Funds, Inc.

                            NORTH TRACK FUNDS, INC.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of North Track Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of North Track Funds, Inc. (collectively, the "Funds") including: S&P 100 Index Fund, ArcaEx Tech 100 Index Fund (formerly, PSE Tech 100 Index Fund), Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S. Financial 100 Plus Fund, and Geneva Growth Fund, as of October 31, 2005, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended; Dow Jones Equity Income 100 Plus Fund as of October 31, 2005, the related statements of operations, changes in net assets, and financial highlights for the period April 1, 2005 (commencement of operations) through October 31, 2005; Strategic Allocation Fund as of October 31, 2005, the related statement of operations for the year then ended and the statement of changes in net assets and financial highlights for the one year in the period ended October 31, 2005 and the period December 10, 2003 (commencement of operations) through October 31, 2004; and Wisconsin Tax-Exempt Fund as of October 31, 2005, the related statement of operations, statement of changes in net assets and financial highlights for the year then ended, the statements of changes in net assets and financial highlights for the ten-month period ended October 31, 2004 and the year ended December 31, 2003 and the financial highlights for the year ended December 31, 2002. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Funds' financial highlights (excluding Wisconsin Tax-Exempt Fund) for the periods ended prior to October 31, 2002, were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated November 30, 2001. The Wisconsin Tax-Exempt Fund's financial highlights for the periods ended prior to December 31, 2002 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated January 18, 2002.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of: S&P 100 Index Fund, ArcaEx Tech 100 Index Fund (formerly, PSE Tech 100 Index Fund), Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S. Financial 100 Plus Fund, Geneva Growth Fund, Dow Jones Equity Income 100 Plus Fund, Strategic Allocation Fund, and Wisconsin Tax-Exempt Fund as of October 31, 2005, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

/s/Deloitte & Touche LLP

Chicago, Illinois
December 27, 2005

                             DIRECTORS AND OFFICERS

The directors and officers of North Track Funds, Inc. as of October 31, 2005 are listed below, together with their principal occupations during the past five years. The current Statement of Additional Information for the Funds contains additional information about the directors and officers and is available, without charge, upon request by calling North Track toll free at 1-800-826-4600.

                                                                                                       NUMBER OF    OTHER
                                      TERM OF                                                          NORTH TRACK  DIRECTORSHIPS/
                         POSITION(S)  OFFICE AND                                                       FUNDS        TRUSTEESHIPS
NAME, ADDRESS            HELD WITH    LENGTH OF          PRINCIPAL OCCUPATION(S)                       OVERSEEN     HELD BY
AND DATE OF BIRTH        NORTH TRACK  TIME SERVED1<F87>  DURING PAST FIVE YEARS                        BY DIRECTOR  DIRECTOR2<F88>
-----------------        -----------  -----------------  -----------------------                       -----------  --------------

INDEPENDENT DIRECTORS:
Marcia L. Wallace        Director     Since 2001         Retired; Senior Vice President in Global      9            The Exchange
9122 Midnight Pass Road                                  Trust Services and Institutional Custody,                  Traded Trust
Sarasota, FL 34242                                       First Chicago NBD/Bank One from 1985 to 1999.
Birthdate: 12-2-47

James G. DeJong          Director     Since 2001         President and Managing Shareholder, O'Neil,   9            The Exchange
250 E. Wisconsin Ave.                                    Cannon, Hollman & DeJong S.C. (law firm)                   Traded Trust
Suite 2000                                               since 1987.
Milwaukee, WI 53202
Birthdate: 10-18-51

Brian J. Girvan          Director     Since 2003         Partner, Ascent Venture Management, Inc.      9            The Exchange
250 E. Wisconsin Ave.                                    since August 2003; Chief Operating                         Traded Trust
Suite 2000                                               Officer and Chief Financial Officer, Argo
Milwaukee, WI 53202                                      Global Capital, LLC (venture capital company)
Birthdate: 10-20-55                                      from 2001 to 2003; Senior Vice President and
                                                         Division Executive, Fidelity Investments from
                                                         1999 to 2001; Senior Vice President and Group
                                                         CFO, Fidelity Investments from 1998 to 1999.

Cornelia Boyle           Director     Since 2003         Currently Retired; Executive Vice President   9            The Exchange
46 Twin Lake Villa Road                                  and Chief Operations Officer, AIG SunAmerica               Traded Trust
New London, NH 03257                                     Retirement Markets, Inc., from 2000 to 2003;
Birthdate: 09-23-53                                      and Executive Vice President, Fidelity
                                                         Investments from 1996 to 2000.

INTERESTED DIRECTORS AND OFFICERS:

John J. Mulherin3<F89>   Director     Since 2003         Chief Executive Officer, The Ziegler          9            The Exchange
250 E. Wisconsin Ave.                                    Companies, Inc. since February 2000;                       Traded Trust
Suite 2000                                               Chief Administrative Officer at Villanova
Milwaukee, WI 53202                                      Capital (asset management group of Nationwide
Birthdate: 5-18-51                                       Insurance) from June 1999 to February 2000.

David G. Stoeffel        President    Since 2003         President and Director, Ziegler Capital       N/A          N/A
250 E. Wisconsin Ave.                                    Management, LLC since 2005.  Senior
Suite 2000                                               Managing Director and Head of Asset
Milwaukee, WI 53202                                      Management, B.C. Ziegler and Company
Birthdate: 10-20-58                                      since 2003.  President, The Exchange Traded
                                                         Trust since 2005.  Senior Vice President and
                                                         Director of Mutual Funds  Marketing and
                                                         Administration, Nomura Asset Management
                                                         U.S.A., Inc. from  1998 to 2003.

Franklin P. Ciano        Chief        Since 1996         Senior Vice President and Chief Financial     N/A          N/A
250 E. Wisconsin Ave.    Financial                       Officer, Ziegler Capital Management, LLC
Suite 2000               Officer and                     since 2005.  Manager of North Track
Milwaukee, WI 53202      Treasurer                       Operations, B.C. Ziegler and Company
Birthdate: 4-26-52                                       since 1996.  Treasurer, The Exchange Traded
                                                         Trust since 2005.

S. Charles O'Meara       Secretary    Since 2003         Secretary and Director, Ziegler Capital       N/A          N/A
250 E. Wisconsin Ave.                                    Management, LLC since 2005.  General
Suite 2000                                               Counsel, Senior Vice President and Secretary,
Milwaukee, WI 53202                                      The Ziegler Companies, Inc. and B.C. Ziegler
Birthdate: 2-13-50                                       and Company since 1993.  Secretary, The
                                                         Exchange Traded Trust since 2005.

Jon Kiekhofer            Chief        Since 2004         Chief Compliance Officer, The Exchange        N/A          N/A
250 E. Wisconsin Ave.    Compliance                      Traded Trust since 2005.  Client Manager,
Suite 2000               Officer                         UMB Fund Services, Inc., from 1999 to 2004.
Milwaukee, WI 53202
Birthdate: 12-20-58

1<F87> Officers of North Track serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of North Track serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders only as and when required under the 1940 Act.
2<F88> Only includes directorships held in a company with a class of securities registered pursuant to Section 12 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934 or any company registered as an investment company under the 1940 Act.
3<F89> Mr. Mulherin is considered to be an "interested person" (as defined in the 1940 Act) of North Track because he is Chief Executive Officer of The Ziegler Companies, Inc.

                          TAX INFORMATION (UNAUDITED)

The information below is for each Fund's fiscal year-end. Most shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed for income tax purposes will be sent in early 2005 on IRS Form 1099.

For the fiscal year ended October 31, 2005, the funds listed have long-term capital gain dividends, dividends qualifying for the corporate dividends received deduction, qualified dividend income and tax exempt dividends with regard to distributions paid during the year as follows:

                                   CORPORATE
                                   LONG-TERM            DIVIDENDS             QUALIFIED
                                 CAPITAL GAINS       ORDINARY INCOME            TOTAL                RECEIVED          DIVIDEND
                             DISTRIBUTIONS(A)<F90>    DISTRIBUTIONS     DISTRIBUTIONS(A)<F90>   DEDUCTION(B)<F91>   INCOME(B)<F91>
                             ---------------------   ---------------    ---------------------   -----------------   --------------
S&P 100 Index Fund                    0.00%              100.00%              100.00%                100.00%           100.00%
Dow Jones Equity Income
  100 Plus Fund                       9.61%               90.39%              100.00%                 53.97%            53.97%
Dow Jones U.S. Health Care
  100 Plus Fund                       0.00%              100.00%              100.00%                100.00%           100.00%
Dow Jones U.S. Financial
  100 Plus Fund                      34.80%               65.20%              100.00%                100.00%           100.00%
Strategic Allocation Fund           100.00%                0.00%              100.00%                100.00%           100.00%
Wisconsin Tax-Exempt Fund             0.00%              100.00%              100.00%                  0.00%             0.00%

(a)<F90>  as a percentage of the Fund's total distributions
(b)<F91>  as a percentage of the funds ordinary income distributions

The Wisconsin Tax-Exempt Fund designated 99.74% of income distributions paid during the period ended October 31, 2005, as tax-exempt dividends.

                        EXPENSE INFORMATION (UNAUDITED)

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the North Track Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2005 to October 31, 2005.

ACTUAL EXPENSES

For each fund class, the first line of the table below provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each fund class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

S&P 100 INDEX FUND

                                              BEGINNING ACCOUNT     ENDING ACCOUNT        EXPENSES PAID DURING
                                                 VALUE 5/1/05       VALUE 10/31/05    PERIOD 5/1/05-10/31/05*<F92>
                                              -----------------     --------------    ----------------------------
Class A
Actual                                            $1,000.00           $1,011.50                  $5.48
Hypothetical (5% return before expenses)          $1,000.00           $1,019.76                  $5.50

Class B
Actual                                            $1,000.00           $1,008.20                  $9.26
Hypothetical (5% return before expenses)          $1,000.00           $1,015.98                  $9.30

Class C
Actual                                            $1,000.00           $1,007.80                  $9.26
Hypothetical (5% return before expenses)          $1,000.00           $1,015.98                  $9.30

Class R
Actual                                            $1,000.00           $  990.90                  $1.51
Hypothetical (5% return before expenses)          $1,000.00           $1,017.24                  $8.03

*<F92> Expenses are equal to the annualized expense ratio for each class (A:
       1.08%; B: 1.83%; C: 1.83%; R: 1.58%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period for the A, B, and C shares, and the hypothetical example for the R Shares. The actual example for the R shares is multiplied by 35/365 to reflect the period since the first sale of the share class.

ARCAEX TECH 100 INDEX FUND

                                              BEGINNING ACCOUNT     ENDING ACCOUNT        EXPENSES PAID DURING
                                                 VALUE 5/1/05       VALUE 10/31/05    PERIOD 5/1/05-10/31/05*<F93>
                                              -----------------     --------------    ----------------------------
Class A
Actual                                            $1,000.00           $1,135.70                  $5.38
Hypothetical (5% return before expenses)          $1,000.00           $1,020.16                  $5.09

Class B
Actual                                            $1,000.00           $1,130.80                  $9.40
Hypothetical (5% return before expenses)          $1,000.00           $1,016.38                  $8.89

Class C
Actual                                            $1,000.00           $1,130.50                  $9.40
Hypothetical (5% return before expenses)          $1,000.00           $1,016.38                  $8.89

Class F
Actual                                            $1,000.00           $1,136.70                  $4.04
Hypothetical (5% return before expenses)          $1,000.00           $1,021.42                  $3.82

Class R
Actual                                            $1,000.00           $  988.40                  $3.76
Hypothetical (5% return before expenses)          $1,000.00           $1,021.42                  $3.82

*<F93> Expenses are equal to the annualized expense ratio for each class (A:
       1.00%; B: 1.75%; C: 1.75%; F: .75%; R: 1.50%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period for the A, B, C and F shares, and the hypothetical example for the R shares. The actual example for the R shares is multiplied by 92/365 to reflect the period since the first sale of the share class.

DOW JONES EQUITY INCOME 100 PLUS FUND

                                              BEGINNING ACCOUNT     ENDING ACCOUNT        EXPENSES PAID DURING
                                                 VALUE 5/1/05       VALUE 10/31/05    PERIOD 5/1/05-10/31/05*<F94>
                                              -----------------     --------------    ----------------------------
Class A
Actual                                            $1,000.00           $1,014.60                  $5.84
Hypothetical (5% return before expenses)          $1,000.00           $1,019.41                  $5.85

Class B
Actual                                            $1,000.00           $1,010.40                  $9.63
Hypothetical (5% return before expenses)          $1,000.00           $1,015.63                  $9.65

Class C
Actual                                            $1,000.00           $1,010.40                  $9.58
Hypothetical (5% return before expenses)          $1,000.00           $1,015.68                  $9.60

Class R
Actual                                            $1,000.00           $  970.80                  $1.56
Hypothetical (5% return before expenses)          $1,000.00           $1,016.89                  $8.39

*<F94> Expenses are equal to the annualized expense ratio for each class (A:
       1.15%; B: 1.90%; C: 1.89; R: 1.65%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period for the A, B, and C shares, and the hypothetical example for the R shares. The actual example for the R shares is multiplied by 35/365 to reflect the period since the first sale of the share class.

DOW JONES U.S. HEALTH CARE 100 PLUS FUND

                                              BEGINNING ACCOUNT     ENDING ACCOUNT        EXPENSES PAID DURING
                                                 VALUE 5/1/05       VALUE 10/31/05    PERIOD 5/1/05-10/31/05*<F95>
                                              -----------------     --------------    ----------------------------
Class A
Actual                                            $1,000.00           $1,009.70                  $ 6.74
Hypothetical (5% return before expenses)          $1,000.00           $1,018.50                  $ 6.77

Class B
Actual                                            $1,000.00           $1,005.50                  $10.51
Hypothetical (5% return before expenses)          $1,000.00           $1,014.72                  $10.56

Class C
Actual                                            $1,000.00           $1,005.50                  $10.51
Hypothetical (5% return before expenses)          $1,000.00           $1,014.72                  $10.56

Class F
Actual                                            $1,000.00           $1,010.60                  $ 5.47
Hypothetical (5% return before expenses)          $1,000.00           $1,019.76                  $ 5.50

Class R
Actual                                            $1,000.00           $  977.70                  $ 1.74
Hypothetical (5% return before expenses)          $1,000.00           $1,015.98                  $ 9.30

*<F95> Expenses are equal to the annualized expense ratio for each class (A:
       1.33%; B: 2.08%; C: 2.08%; F: 1.08%; R: 1.83%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period for the A, B, C and F shares, and the hypothetical example for the R shares. The actual example for the R shares is multiplied by 35/365 to reflect the period since the first sale of the share class.

DOW JONES U.S. FINANCIAL 100 PLUS FUND

                                              BEGINNING ACCOUNT     ENDING ACCOUNT        EXPENSES PAID DURING
                                                 VALUE 5/1/05       VALUE 10/31/05    PERIOD 5/1/05-10/31/05*<F96>
                                              -----------------     --------------    ----------------------------
Class A
Actual                                            $1,000.00           $1,077.10                  $ 7.02
Hypothetical (5% return before expenses)          $1,000.00           $1,018.45                  $ 6.82

Class B
Actual                                            $1,000.00           $1,073.10                  $10.92
Hypothetical (5% return before expenses)          $1,000.00           $1,014.67                  $10.61

Class C
Actual                                            $1,000.00           $1,072.50                  $10.92
Hypothetical (5% return before expenses)          $1,000.00           $1,014.67                  $10.61

Class F
Actual                                            $1,000.00           $1,078.70                  $ 5.71
Hypothetical (5% return before expenses)          $1,000.00           $1,019.71                  $ 5.55

Class R
Actual                                            $1,000.00           $1,034.10                  $ 1.79
Hypothetical (5% return before expenses)          $1,000.00           $1,015.93                  $ 9.35

*<F96> Expenses are equal to the annualized expense ratio for each class (A:
       1.34%; B: 2.09%; C: 2.09%; F: 1.09%; R: 1.84%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period for the A, B, C and F shares, and the hypothetical example for the R shares. The actual example for the R shares is multiplied by 35/365 to reflect the period since the first sale of the share class.

STRATEGIC ALLOCATION FUND**<F98>

                                              BEGINNING ACCOUNT     ENDING ACCOUNT        EXPENSES PAID DURING
                                                 VALUE 5/1/05       VALUE 10/31/05    PERIOD 5/1/05-10/31/05*<F97>
                                              -----------------     --------------    ----------------------------
Class A
Actual                                            $1,000.00           $1,068.10                  $4.17
Hypothetical (5% return before expenses)          $1,000.00           $1,021.17                  $4.08

Class B
Actual                                            $1,000.00           $1,064.20                  $8.06
Hypothetical (5% return before expenses)          $1,000.00           $1,017.39                  $7.88

Class C
Actual                                            $1,000.00           $1,064.10                  $8.06
Hypothetical (5% return before expenses)          $1,000.00           $1,017.39                  $7.88

*<F97>  Expenses are equal to the annualized expense ratio for each class (A:
        .80%; B: 1.55%; C: 1.55%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period. The Strategic Allocation Fund is a fund of funds. The expense ratios indicated for the Strategic Allocation Fund do not include the expenses of the underlying funds.
**<F98> As of March 21, 2005, the Strategic Allocation Fund began selling Class
        R shares; however, as of October 31, 2005, no Class R shares had been sold. Because no Class R shares had been sold, no expense information was available for the Class, and therefore, Class R shares are excluded from the Expense Example for the Strategic Allocation Fund.

GENEVA GROWTH FUND

                                              BEGINNING ACCOUNT     ENDING ACCOUNT        EXPENSES PAID DURING
                                                 VALUE 5/1/05       VALUE 10/31/05    PERIOD 5/1/05-10/31/05*<F99>
                                              -----------------     --------------    ----------------------------
Class A
Actual                                            $1,000.00           $1,132.60                  $ 7.42
Hypothetical (5% return before expenses)          $1,000.00           $1,018.25                  $ 7.02

Class B
Actual                                            $1,000.00           $1,128.70                  $11.43
Hypothetical (5% return before expenses)          $1,000.00           $1,014.47                  $10.82

Class C
Actual                                            $1,000.00           $1,128.60                  $11.43
Hypothetical (5% return before expenses)          $1,000.00           $1,014.47                  $10.82

Class R
Actual                                            $1,000.00           $1,033.70                  $ 2.15
Hypothetical (5% return before expenses)          $1,000.00           $1,015.73                  $ 9.55

*<F99> Expenses are equal to the annualized expense ratio for each class (A:
       1.38%; B: 2.13%; C: 2.13%; R: 1.88%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period for the A, B and C shares, and the hypothetical example for the R shares. The actual example for the R shares is multiplied by 41/365 to reflect the period since the first sale of the share class.

WISCONSIN TAX-EXEMPT FUND

                                              BEGINNING ACCOUNT     ENDING ACCOUNT        EXPENSES PAID DURING
                                                 VALUE 5/1/05       VALUE 10/31/05    PERIOD 5/1/05-10/31/05*<F1>
                                              -----------------     --------------    ---------------------------
Class A
Actual                                            $1,000.00           $1,002.20                  $5.45
Hypothetical (5% return before expenses)          $1,000.00           $1,019.76                  $5.50

Class B
Actual                                            $1,000.00            $ 997.70                  $9.21
Hypothetical (5% return before expenses)          $1,000.00           $1,015.98                  $9.30

Class C
Actual                                            $1,000.00           $  997.70                  $9.21
Hypothetical (5% return before expenses)          $1,000.00           $1,015.98                  $9.30

*<F1>  Expenses are equal to the annualized expense ratio for each class (A:
       1.10%; B: 1.85%; C: 1.85%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

The Investment Company Act of 1940, as amended, requires that the annual renewal of the Advisory Agreements be approved by the vote of a majority of the Board of Directors who are not parties to the Advisory Agreements or "interested persons" of the Funds (as that term is defined in the Investment Company Act of 1940) (the "Independent Directors"), cast in person at a meeting called for the purposes of voting on such approval. At its meeting held August 19, 2005, the Independent Directors of the North Track Funds, Inc. ("North Track") approved:
(1) the investment advisory agreements (the "Advisory Agreements") between North Track and Ziegler Capital Management, LLC (the "Advisor") with respect to the North Track S&P 100 Index Fund, ArcaEx Tech 100 Index Fund (previously known as the PSE Tech 100 Index Fund), Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S. Financial 100 Plus Fund, Strategic Allocation Fund, Geneva Growth Fund and Wisconsin Tax-Exempt Fund and (2) the sub-advisory agree-ment (the "Sub-Advisory Agreement") between North Track, the Advisor and Geneva Capital Management Ltd. (the "Sub-Advisor") with respect to the North Track Geneva Growth Fund.

The Directors' approval was based on its consideration and evaluation of a variety of factors, which included, among other things: (1) the nature, extent and quality of the services provided by the Advisor and Sub-Advisor; (2) the performance of each Fund in comparison to its benchmark index and a peer group of mutual funds; (3) the management fees and the total operating expenses of each Fund, including comparative information with respect to a peer group of mutual funds; (4) the profitability of the Advisor with respect to each Fund and the Sub-Advisor with regard to the Geneva Growth Fund; and (5) the extent to which economies of scale may be realized as each Fund grows.

To facilitate the evaluation of the foregoing factors for the Advisory Agreements, the Advisor provided various materials and information to the Board, including:

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISOR

  o The Investment Advisory Agreement dated December 31, 1998, between North Track, on behalf of the S&P 100 Index, ArcaEx Tech 100 Index, Dow Jones U.S. Health Care 100 Plus, Dow Jones U.S. Financial 100 Plus, Geneva Growth and Wisconsin Tax-Exempt Funds, and the Advisor;

  o The Investment Advisory Agreement dated December 10, 2003, between North Track, on behalf of the Strategic Allocation Fund, and the Advisor;

  o  A summary of service providers to North Track;

  o  A summary of the Advisor's investment process and investment philosophy;

  o  A summary of the organizational structure of the Advisor;

  o Biographical information regarding the portfolio management teams for each of the Funds;

  o  A summary of the facilities used and provided by the Advisor; and

  o  The Advisor's current Form ADV.

THE PERFORMANCE, FEES AND EXPENSES OF EACH FUND

  o  An analysis of each Fund's sales and redemption activity;

  o  An investment performance assessment for each Fund;

  o A Section 15(c) Report prepared by Lipper, Inc. comparing the expenses and performance of the Funds against peer groups and standardized indices; and

  o Information on each Fund's net expense ratios, performance and Lipper ratings to a peer group of funds.

THE PROFITABILITY OF THE ADVISOR

  o  A profitability analysis prepared by management of the Advisor;

  o An independent advisor profitability study prepared by an independent consultant; and

  o  Portions of the Advisor's financial statements for the 2004 fiscal year.

ECONOMIES OF SCALE

  o A comparison of North Track breakpoints versus the breakpoints available to other funds in its peer groups; and

  o  A memorandum regarding economies of scale.

Although the Board did consider the scope of services and fees that the Advisor provides and charges to privately managed clients, because, at the time, the Advisor did not provide investment management services to other mutual fund companies, the Board was not able to compare the services provided and fees charged to the Funds with other mutual fund companies adviser by the Advisor.

To facilitate the evaluation of the factors discussed above for the Sub-Advisory Agreement, the Sub-Advisor provided various materials and information to the Board, including:

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE SUB-ADVISOR

  o  A summary of service providers to North Track;

  o A summary of the Sub-Advisor's investment process and investment philosophy;

  o  A summary of the organizational structure of the Sub-Advisor;

  o Biographical information regarding the portfolio management teams for the Geneva Growth Fund;

  o  The Sub-Advisor's current Form ADV;

  o  A summary of soft dollar arrangements; and

  o A summary of brokerage commissions for 2005 trading activity on behalf of the Fund.

THE PERFORMANCE, FEES AND EXPENSES OF THE GENEVA GROWTH FUND

  o A Section 15(c) Report prepared by Lipper, Inc. comparing the expenses and performance of the Fund against peer groups; and

  o Information on the Fund's net expense ratios, performance and Lipper ratings to a peer group of funds.

THE PROFITABILITY OF THE SUB-ADVISOR

  o  An independent advisor profitability study prepared by Lipper, Inc.;

  o The Sub-Advisor's financial statements and independent auditors report for the year ended June 30, 2005;

ECONOMIES OF SCALE

  o  A summary of the breakpoints applicable to the Sub-Advisor's fee.

Although the Board did consider the scope of services provided to and fees charged to the Sub-Advisor's privately managed clients, the Board was not able to compare the services provided to and fees charged to the Fund with other mutual fund companies advised by the Sub-Adviser because the Sub-Advisor does not provide investment management services to other mutual fund companies.

In addition to the foregoing documents and information, the Board also considered a memorandum it previously received from legal counsel to North Track, which outlined the duties and responsibilities of the Board of Directors in connection with approval of investment advisory agreements and summarized relevant case law on this issue. The Directors also retained the services of independent consultants to assist in the compilation, review and analysis of the information provided by the Advisor and Sub-Advisor and additional information provided by the consultants. Throughout the process, the Independent Directors were represented by independent legal counsel and also utilized the services of Fund counsel.

After reviewing and discussing this information, and taking into account other information routinely provided to the Board at its regular quarterly meetings throughout the year regarding the quality of the services provided by the Advisor and Sub-Advisor, including investment management, portfolio trading and compliance functions, the performance of the Funds, regulatory compliance issues and related matters, the Independent Directors concluded that:

  o The nature and extent of the services provided by the Advisor and Sub-Advisor are appropriate for the investment objectives and programs of each of the Funds. The quality of the services provided by the Advisor and Sub-Advisor are acceptable. The Advisor and Sub-Advisor have appropriate and sufficient knowledge and experience in order to manage the Funds, and the Advisor and Sub-Advisor are committed to the proper management and success of the Funds;

  o The management fees paid to the Advisor and Sub-Advisor are comparable to those paid by other funds in North Track's peer group. The only exception was the management fee for the S&P 100 Index Fund for which the Advisor has agreed to voluntarily waive a portion of the fee. Based on this comparison and the nature and extent of services provided by the Advisor and Sub-Advisor, the Board found the management fees to be fair and reasonable.

  o The investment performance of the ArcaEx Tech 100 Index, Dow Jones U.S. Health Care 100 Plus, Geneva Growth and Wisconsin Tax-Exempt Funds have been acceptable as measured by relative performance and in comparison to the performance of funds in their peer groups. The portfolio management team for the S&P 100 Index, Dow Jones U.S. Financial 100 Plus and Strategic Allocation Funds have developed plans designed to improve the performance of the Funds;

  o The total expenses of the Funds, including expenses waivers already in effect or to be implemented for the Funds, are reasonable;

  o The level of profitability realized by the Advisor and Sub-Advisor from their provision of services to the Funds are reasonable. The profits earned by the Advisor and Sub-Advisor were comparable to other advisors of funds in North Track's peer groups; and

  o The breakpoints that exist for seven of the eight Funds are competitive with their peer group of funds, and the Funds generally have lower thresholds for the initial breakpoints compared to other funds in their peer groups. The Strategic Allocation Fund does not have fee breakpoints, but it does benefit from the breakpoints in the underlying funds. The Funds' breakpoints provide for a fair sharing of any economies of scale that may be realized as the Funds' assets grow.

Based on the factors and conclusions discussed above, the Board, including all of the Independent Directors, approved the Advisory and Sub-Advisory Agreements.

PROXY VOTING

A copy of the policies and procedures that North Track uses to vote proxies relating to portfolio securities is attached to the Funds' Statement of Additional Information, which is available, without charge, upon request, by calling 1-800-826-4600 or on the SEC's website at www.sec.gov. In addition,
                                                  -----------
information regarding how the funds actually voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005 is available without charge and upon request, by calling 1-800-826-4600 or on the SEC's website at www.sec.gov.
-----------

PORTFOLIO HOLDINGS

Each fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov. Each Fund's Forms N-Q may be
                                  -----------
reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. North Track also makes available the information on Forms N-Q to shareholders without charge and upon request, by calling 1-800-826-4600.

NORTH TRACK FUNDS, INC.

1-800-826-4600

250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin 53202

INVESTMENT ADVISORS

Ziegler Capital Management LLC
250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin 53202

Geneva Capital Management, Ltd.
(Sub-Advisor to Managed Growth Fund)
250 East Wisconsin Avenue
Suite 1050
Milwaukee, Wisconsin 53202

OFFICERS AND DIRECTORS

Marcia L. Wallace, Director
James G. DeJong, Director
Brian J. Girvan, Director
Cornelia Boyle, Director
John J. Mulherin, Director
David G. Stoeffel, President and CEO
Franklin P.Ciano, CFOand Treasurer
Jon Kiekhofer, Chief Compliance Officer
S. Charles O'Meara, Secretary

DISTRIBUTOR

B.C. Ziegler and Company
250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin 53202

ACCOUNTING/PRICING AGENT

B.C. Ziegler and Company
215 North Main Street
West Bend, Wisconsin 53095

TRANSFER AND DIVIDEND DISBURSING AGENT

PFPC Inc.
101 Sabin Street
Pawtucket, Rhode Island 02860

CUSTODIAN

Union Bank of California
350 California Street
San Francisco, California 94104

COUNSEL

Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606

250 East Wisconsin Avenue o Suite 2000 o Milwaukee, Wisconsin 53202-4298

(NORTH TRACK LOGO)
INDEX FUNDS WITH ADVICE

ANNUAL REPORT

SHAREHOLDER INFORMATION
1-800-826-4600
www.northtrackfunds.com

This report was prepared for the information of shareholders of North Track Funds, Inc., and may not be used in connection with the offering of securities unless preceded or accompanied by a current prospectus.

A05 NT343-12/05

(NORTH TRACK LOGO)
INDEX FUNDS WITH ADVICE

ANNUAL REPORT
TO SHAREHOLDERS
October 31, 2005

>  CASH RESERVE FUND

                            NORTH TRACK FUNDS, INC.
                               CASH RESERVE FUND

                               PRESIDENT'S LETTER
                         ANNUAL REPORT TO SHAREHOLDERS
                                OCTOBER 31, 2005

                                                               December 12, 2005

DEAR SHAREHOLDER:

I am pleased to provide you with the October 31, 2005 Annual Report for the North Track Cash Reserve Fund. We invite you to take a few minutes to review the results of the past year as reflected in the various sections of this Report.

The North Track Cash Reserve Fund is a money market vehicle within the North Track Fund Family and can be used in conjunction with other North Track Funds. For information on other Funds within our family, please contact your financial consultant or call us directly at 1-800-826-4600.

The North Track Funds enjoyed several noteworthy events over the last year. Working with Dow Jones and Company to develop a broadly diversified income generating portfolio that could benefit from the favorable tax treatment afforded to qualifying dividends and the potential for stock appreciation, the North Track Funds launched the North Track Dow Jones Equity Income 100 Plus Fund in April. As is the case with our other Funds, the Dow Jones Equity Income 100 Plus Fund is available in various share classes. In June, the net assets of the Geneva Growth Funds reached over $100 million, and in October, the PSE Tech 100 Index Fund was renamed the ArcaEx Tech 100 Index Fund. The Fund's name was changed to reflect the change in the name of the Index the Fund replicates, from the Pacific Exchange Technology Stock Index to the ArcaEx Tech 100 Index, which was the result of Archipelago Holdings, Inc. acquiring PCX Holdings, Inc. and its subsidiaries, the Pacific Exchange, Inc. and PCX Equities, Inc. In addition, recently, Archipelago Holdings, Inc, merged with the New York Stock Exchange, Inc. We are very excited about this new branding of the Index and Archipelago's new enhanced partnerships. More information about these and other North Track Funds can be obtained through your investment consultant or by calling North Track Funds for a Prospectus at 1-800-826-4600.

We continue to look for ways to improve our product offerings for shareholders. Recently, we incorporated an Automated Information Line into our phone system to make access to price and balance information available around the clock for your convenience.

We thank you for your continued confidence in North Track and, as always, welcome your questions or comments.

Best Regards,

/s/David G. Stoeffel

David G. Stoeffel
President and CEO

This report contains information for existing shareholders of the North Track Cash Reserve Fund. It does not constitute an offer to sell. If an investor wishes to receive more information about this Fund, the investor should obtain a Prospectus, which includes a discussion of the Fund's investment objectives and risks and all sales charges and expenses of the relevant Fund. A Prospectus can be obtained by calling us at 1-800-826-4600. Please read the Prospectus carefully before investing in any of the North Track Funds.

CAUTIONARY NOTE ON FORWARD-LOOKING STATEMENTS

Some of the matters discussed in this report are forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any predictions, recommendations, assessments, analyses or outlooks for individual securities, industries, prevailing interest rates, yields, returns, economic sectors and/or securities markets and can be identified as such because the context of the statements may include words such as "will," "should," "believes," "predicts," "expects," "anticipates," "foresees," "hopes" and words of similar import. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in its current Prospectus, such as market, objective, industry, credit and interest rate risks, other factors bearing on these reports include the accuracy of the adviser's or portfolio manager's forecasts and predictions about particular securities, industries, markets and the general economy in making investment decisions; the appropriateness of the investment strategies designed by the adviser or portfolio manager; and the ability of the adviser or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any Fund to differ materially from anticipated performance. The forward-looking statements included herein are made only as of the date of this Report, and North Track undertakes no obligation to update such forward-looking statements to reflect subsequent events, conditions or circumstances.

PORTFOLIO HOLDINGS

The Cash Reserve Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov. The Fund's Forms N-Q may be
                                      -----------
reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. North Track also makes available the information on Forms N-Q to shareholders without charge and upon request, by calling 1-800-826-4600.

                            NORTH TRACK FUNDS, INC.
                               CASH RESERVE FUND

                            ANNUAL REPORT COMMENTARY
                                OCTOBER 31, 2005

For the fiscal year ended October 31, 2005, the Class X, B, C and Y shares of the North Track Cash Reserve Fund (the "Fund") had returns of 1.94%, 1.32%, 1.32%, and 2.34%, respectively.

At October 31, 2005, the average maturity of the Fund was 43 days as compared to 57 days at the Fund's fiscal year-end of October 31, 2004. The average maturity of the portfolio was shortened to benefit from an increasing rate environment, the likelihood of a Federal Reserve's continued policy of tightening, and a flattening yield curve.

At October 31, 2005, the commercial paper weighting was 70.1%, an increase from 58.5% at October 31, 2004. The increase in commercial paper holdings was a result of a yield advantage along most of the yield curve in comparison to U.S. Government Agencies. Accordingly, the weighting in U.S. Government Agencies decreased to 19.9% at fiscal year end October 31, 2005 from 31.6% a year ago. Corporate bond holdings decreased to 7.2% of the portfolio at October 31, 2005, down from 8.6% at fiscal year-end 2004.

As we move beyond fiscal year 2005, the actions of the Federal Reserve will be monitored and various economic data digested. With the Federal Reserve increasing the Fed Funds rate for twelve consecutive meetings beginning June 30, 2004, and additional increases probable, we continue to revisit the yield curve and focus on sectors that may offer a yield advantage. Sectors that react more timely than others may see an increased weighting.

ASSET ALLOCATION AS OF OCTOBER 31, 2005 AS A PERCENT OF NET ASSETS

Commercial Paper                             70.1%
Government Agency Securities                 19.9%
Corporate Notes                               7.2%
All Other                                     2.8%

                            NORTH TRACK FUNDS, INC.
                               CASH RESERVE FUND

                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2005

 PRINCIPAL                                                                       MATURITY        INTEREST
  AMOUNT       DESCRIPTION                                                         DATE            RATE             VALUE
 ---------     -----------                                                       --------        --------           -----
U.S. GOVERNMENT AGENCY SECURITIES -- 19.9%

FEDERAL HOME LOAN BANK("FHLB")
 $3,790,000    FHLB Note                                                          05/15/06         2.250%        $  3,758,144
  1,000,000    FHLB Note                                                          03/17/06         2.400%             995,494
  3,000,000    FHLB Note                                                          03/13/06         2.500%           2,989,145
  4,000,000    FHLB Note                                                          02/24/06         2.500%           3,985,136
  2,000,000    FHLB Note                                                          02/17/06         2.260%           1,992,209
  1,000,000    FHLB Note                                                          12/30/05         1.700%             997,171
  1,890,000    FHLB Note                                                          12/06/05         1.875%           1,887,024
  2,000,000    FHLB Note                                                          11/04/05         2.020%           1,999,834
                                                                                                                 ------------
               Total Federal Home Loan Bank                                                                        18,604,157
                                                                                                                 ------------

FEDERAL HOME LOAN MORTGAGE CORPORATION ("FHLMC")
  4,000,000    FHLMC Note                                                         02/15/06         1.875%           3,982,481
  1,218,000    FHLMC Note                                                         01/15/06         5.250%           1,221,308
                                                                                                                 ------------
               Total Federal Home Loan Mortgage Corporation                                                         5,203,789
                                                                                                                 ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA")
  3,500,000    FNMA Note                                                          04/13/06         2.150%           3,478,030
  4,000,000    FNMA Note                                                          12/15/05         6.000%           4,013,611
                                                                                                                 ------------
               Total Federal National Mortgage Association                                                          7,491,641
                                                                                                                 ------------
               TOTAL U.S. GOVERNMENT AGENCY SECURITIES                                                             31,299,587
                                                                                                                 ------------

CORPORATE SECURITIES -- 77.3%

BONDS AND NOTES -- 7.2%
  2,500,000    American Honda Finance Private Placement                           12/06/05         3.855%(a)<F2>    2,500,000
    883,000    Bear Stearns Global Notes                                          05/01/06         6.500%             893,394
  4,050,000    Citigroup Global Notes                                             12/01/05         6.750%           4,059,433
  1,000,000    Lehman Brothers Domestic Notes                                     09/01/06         7.500%           1,026,180
  1,017,000    Merrill Lynch Global Notes                                         05/15/06         7.375%           1,034,616
  1,825,000    Wells Fargo & Company Domestic Notes                               11/01/05         7.000%           1,825,000
                                                                                                                 ------------
               Total Corporate Bonds and Notes                                                                     11,338,623
                                                                                                                 ------------

COMMERCIAL PAPER -- 70.1%
  5,000,000    Abbey National North America LLC                                   11/21/05         3.840%           4,989,333
  1,000,000    Abbey National North America LLC                                   11/07/05         3.820%             999,363
  2,000,000    American Express Credit Corporation                                01/04/06         4.110%           1,985,387
  4,000,000    American Express Credit Corporation                                11/17/05         3.900%           3,993,067
  4,000,000    American General Finance Corporation                               12/16/05         4.010%           3,979,950
  3,500,000    American General Finance Corporation                               11/28/05         3.850%           3,489,894
  4,000,000    American Honda Finance Corporation                                 11/29/05         3.840%           3,988,053
  3,500,000    Bear Stearns & Company                                             11/08/05         3.790%           3,497,421
  2,500,000    Bear Stearns & Company                                             11/07/05         3.730%           2,498,446
  3,800,000    Chevron Texaco Corporation                                         11/16/05         3.780%           3,794,015
  4,000,000    CIT Group Holding Corporation                                      12/09/05         3.980%           3,983,196
  3,000,000    The Coca-Cola Company                                              11/15/05         3.730%           2,995,648
  2,660,000    Danske Corporation                                                 11/14/05         3.860%           2,656,292
  2,775,000    Danske Corporation                                                 11/08/05         3.800%           2,772,950
  2,500,000    General Electric Capital Corporation                               12/19/05         4.020%           2,486,600
  2,500,000    General Electric Capital Corporation                               11/09/05         3.780%           2,497,900
  2,000,000    General Electric Capital Corporation                               11/07/05         3.800%           1,998,733
  4,000,000    Harley-Davidson Funding                                            11/30/05         3.900%           3,987,433
  3,700,000    HSBC Finance Corporation                                           01/03/06         3.990%           3,674,165
  4,000,000    HSBC Finance Corporation                                           11/23/05         3.910%           3,990,442
  4,000,000    J P Morgan Chase & Company                                         12/05/05         3.990%           3,984,927
  3,000,000    J P Morgan Chase & Company                                         12/02/05         3.950%           2,989,796
  3,500,000    LaSalle Bank                                                       11/14/05         3.730%           3,495,286
  4,000,000    LaSalle Bank                                                       11/10/05         3.780%           3,996,220
  4,000,000    Marshall & Ilsley Corporation                                      12/14/05         4.000%           3,980,889
  3,500,000    Marshall & Ilsley Corporation                                      12/13/05         3.950%           3,483,871
  3,500,000    Prudential Funding Corporation                                     11/18/05         3.740%           3,493,818
  3,500,000    Prudential Funding Corporation                                     11/03/05         3.750%           3,499,271
  2,500,000    Royal Bank of Scotland PLC                                         12/12/05         3.880%           2,488,953
  2,300,000    Royal Bank of Scotland PLC                                         11/22/05         3.855%           2,294,828
  4,000,000    Toyota Motor Credit Corporation                                    11/02/05         3.600%           3,999,600
  3,300,000    Toyota Motor Credit Corporation                                    11/01/05         3.740%           3,300,000
  2,000,000    UBS Finance (Delaware) LLC                                         11/03/05         3.740%           1,999,584
  3,000,000    Wells Fargo & Company                                              11/15/05         3.760%           2,995,613
                                                                                                                 ------------
               Total Commercial Paper                                                                             110,260,944
                                                                                                                 ------------
               TOTAL CORPORATE SECURITIES                                                                         121,599,567
                                                                                                                 ------------

SHORT TERM SECURITIES -- 2.6%

MONEY MARKET -- 2.6%
  4,054,000    Aim Investments, Liquid Assets-Cash Management                                                       4,054,000
      1,418    Highmark Diversified Money Market Fund, Fiduciary Shares                                                 1,418
                                                                                                                 ------------
               TOTAL SHORT TERM SECURITIES                                                                          4,055,418
                                                                                                                 ------------
TOTAL INVESTMENTS, AT AMORTIZED COST -- 99.8%                                                                     156,954,572
OTHER ASSETS, LESS LIABILITIES -- 0.2%                                                                                282,494
                                                                                                                 ------------
NET ASSETS -- 100.0%                                                                                             $157,237,066
                                                                                                                 ------------
                                                                                                                 ------------

(a)<F2> Variable rate at 3 Month US Libor less 3.5 basis points, resets monthly on the 6th

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.
                               CASH RESERVE FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2005

ASSETS:
Investments in securities, at amortized cost and value:
   U.S. government agency investments                             $ 31,299,587
   Corporate investments                                           121,599,567
   Short-term investments                                            4,055,418
                                                                  ------------
       Total investments                                           156,954,572
Receivables:
   Capital shares sold                                                  23,212
   Interest                                                            522,958
                                                                  ------------
       Total receivables                                               546,170
                                                                  ------------
Other assets                                                            47,204
                                                                  ------------
       Total assets                                               $157,547,946
                                                                  ------------
                                                                  ------------

LIABILITIES:
Payables:
   Capital shares redeemed                                             $68,211
   Dividends payable (Retail Class X)                                      281
   Dividends payable (Retail Class B)                                       96
   Dividends payable (Retail Class C)                                       26
   Dividends payable (Institutional Class Y)                            90,148
   Management fees                                                      28,707
   Administration fees                                                  21,490
   Distribution and shareholder servicing fees                          44,772
   Accrued expenses                                                     57,149
                                                                  ------------
       Total liabilities                                               310,880
                                                                  ------------
NET ASSETS                                                        $157,237,066
                                                                  ------------
                                                                  ------------
NET ASSETS CONSIST OF:
Capital stock                                                     $157,253,648
Undistributed net investment income                                     21,310
Accumulated net realized loss                                          (37,892)
                                                                  ------------
       Net assets                                                 $157,237,066
                                                                  ------------
                                                                  ------------

                                                         RETAIL         RETAIL         RETAIL         INSTITUTIONAL
                                                        CLASS X        CLASS B        CLASS C            CLASS Y
                                                        -------        -------        -------         -------------
Net assets (in 000's)                                  $123,283         $1,857          $486             $31,611
Shares issued and outstanding                           123,295          1,855           487              31,618
Net asset value and redemption price per share            $1.00          $1.00         $1.00               $1.00

  The accompanying notes to financial statements are an integral part of this statement.

                            NORTH TRACK FUNDS, INC.
                               CASH RESERVE FUND

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED OCTOBER 31, 2005

INVESTMENT INCOME:
Interest                                                            $5,145,751
Security lending revenue                                                 4,362
                                                                    ----------
   Total investment income                                           5,150,113
                                                                    ----------
EXPENSES:
Investment advisory fees                                               360,176
Administration fees                                                    270,138
Custodian fees                                                          20,003
Transfer agent fees                                                     29,650
Accounting fees                                                         87,080
Distribution and shareholder servicing fees
   Retail Class X                                                      544,476
   Retail Class B                                                       23,097
   Retail Class C                                                        8,288
Audit and tax fees                                                      40,624
Legal fees                                                              29,988
Registration fees                                                       34,620
Communication                                                           63,072
Director fees                                                           40,106
Miscellaneous expenses                                                  25,645
                                                                    ----------
   Total expenses                                                    1,576,963
                                                                    ----------
   Net expenses                                                      1,576,963
NET INVESTMENT INCOME                                                3,573,150
NET REALIZED GAIN(LOSS) ON INVESTMENTS                                 (25,428)
                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $3,547,722
                                                                    ----------
                                                                    ----------

  The accompanying notes to financial statements are an integral part of this statement.

                            NORTH TRACK FUNDS, INC.
                               CASH RESERVE FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     FOR THE        FOR THE TEN       FOR THE
                                                                                    YEAR ENDED     MONTHS ENDED     YEAR ENDED
                                                                                   OCTOBER 31,      OCTOBER 31,    DECEMBER 31,
                                                                                       2005            2004            2003
                                                                                   -----------      -----------    ------------
OPERATIONS:
Net investment income                                                              $  3,573,150    $    650,328    $    808,630
Net realized gain (loss) on investments                                                 (25,428)        (11,600)          1,671
                                                                                   ------------    ------------    ------------
   Net increase in net assets resulting from operations                               3,547,722         638,728         810,301
                                                                                   ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Investment income:
       Class X Shares                                                                (2,707,362)       (429,933)       (515,746)
       Class B Shares                                                                   (28,268)         (3,440)         (6,755)
       Class C Shares                                                                   (11,456)           (197)            (63)
       Class Y Shares                                                                  (826,156)       (216,766)       (286,034)
                                                                                   ------------    ------------    ------------
       Total distributions                                                           (3,573,242)       (650,336)       (808,598)
                                                                                   ------------    ------------    ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued                                                         530,060,306     423,158,113     549,528,973
Net asset value of shares issued in distributions                                     2,813,013         468,797         595,438
Cost of shares redeemed                                                            (557,942,617)   (421,544,318)   (569,369,870)
                                                                                   ------------    ------------    ------------
   Net increase (decrease) in net assets from capital share transactions            (25,069,298)      2,082,592     (19,245,459)
                                                                                   ------------    ------------    ------------
       Total increase (decrease) in net assets                                      (25,094,818)      2,070,984     (19,243,756)
NET ASSETS:
   Balance at beginning of period                                                   182,331,884     180,260,900     199,504,656
                                                                                   ------------    ------------    ------------
   Balance at end of period                                                        $157,237,066    $182,331,884    $180,260,900
                                                                                   ------------    ------------    ------------
                                                                                   ------------    ------------    ------------
   Undistributed net investment income at end of period                            $     21,310    $     21,402    $     21,434

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.
                               CASH RESERVE FUND

                              FINANCIAL HIGHLIGHTS

  The table below presents information for a share of capital stock outstanding for the periods indicated. This information should be read in conjunction with the financial statements and related notes:

                                                                         NET REALIZED                DIVIDENDS   DISTRIBUTIONS FROM
                                                               NET      AND UNREALIZED  TOTAL FROM    FROM NET      NET REALIZED
                                        NET ASSET VALUE,    INVESTMENT  GAINS (LOSSES)  INVESTMENT   INVESTMENT     CAPITAL GAINS
                                      BEGINNING OF PERIOD     INCOME    ON INVESTMENTS  OPERATIONS     INCOME      ON INVESTMENTS
                                      -------------------   ----------  --------------  ----------   ----------  ------------------
CLASS X SHARES
For the year ended October 31, 2005          $1.00             .02           (.00)(e)       .02         (.02)            --
                                                                                 <F7>
For the ten months ended October 31, 2004    $1.00             .00(e)        (.00)(e)       .00(e)       .00(e)          --
                                                                 <F7>            <F7>         <F7>         <F7>
For the year ended December 31, 2003         $1.00             .00(e)          --           .00(e)       .00(e)          --
                                                                 <F7>                         <F7>         <F7>
For the year ended December 31, 2002         $1.00             .01             --           .01         (.01)            --
For the year ended December 31, 2001         $1.00             .03             --           .03         (.03)            --
For the year ended December 31, 2000         $1.00             .06             --           .06         (.06)            --

CLASS B SHARES
For the year ended October 31, 2005          $1.00             .01           (.00)(e)       .01         (.01)            --
                                                                                 <F7>
For the ten months ended October 31, 2004    $1.00             .00(e)        (.00)(e)       .00(e)      (.00)(e)         --
                                                                 <F7>            <F7>         <F7>          <F7>
For the year ended December 31, 2003         $1.00             .00(e)          --           .00(e)       .00(e)          --
                                                                 <F7>                         <F7>         <F7>
For the year ended December 31, 2002         $1.00             .01             --           .01         (.01)            --
For the year ended December 31, 2001         $1.00             .03             --           .03         (.03)            --
For the year ended December 31, 2000         $1.00             .05             --           .05         (.05)            --

CLASS C SHARES
For the year ended October 31, 2005          $1.00             .01           (.00)(e)       .01         (.01)            --
                                                                                 <F7>
For the ten months ended October 31, 2004    $1.00             .00(e)        (.00)(e)       .00(e)       .00(e)          --
                                                                 <F7>            <F7>         <F7>         <F7>
For the period from May 1, 2003
  (commencement of operations)
  through December 31, 2003                  $1.00             .00(e)          --           .00(e)       .00(e)          --
                                                                 <F7>                         <F7>         <F7>

CLASS Y SHARES
For the year ended October 31, 2005          $1.00             .02           (.00)(e)       .02         (.02)            --
                                                                                 <F7>
For the ten months ended October 31, 2004    $1.00             .01           (.00)(e)       .01         (.01)            --
                                                                                 <F7>
For the year ended December 31, 2003         $1.00             .01             --           .01         (.01)            --
For the year ended December 31, 2002         $1.00             .01             --           .01         (.01)            --
For the year ended December 31, 2001         $1.00             .04             --           .04         (.04)            --
For the year ended December 31, 2000         $1.00             .06             --           .06         (.06)            --

                            NORTH TRACK FUNDS, INC.
                               CASH RESERVE FUND

                        FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                           RATIO OF NET
                                                                            RATIO OF                        INVESTMENT
DISTRIBUTIONS                                                                  NET          RATIO OF      INCOME (LOSS)
  IN EXCESS                  NET                    NET       RATIO        INVESTMENT       EXPENSES        (PRIOR TO
   OF NET                   ASSET                 ASSETS,     OF NET      INCOME (LOSS)     (PRIOR TO    REIMBURSEMENTS)
  REALIZED                  VALUE,                END OF   EXPENSES TO     TO AVERAGE    REIMBURSEMENTS)        TO
   CAPITAL        TOTAL     END OF      TOTAL     PERIOD   AVERAGE NET         NET         TO AVERAGE        AVERAGE
    GAINS     DISTRIBUTIONS PERIOD  RETURN(A)<F3> (000S)  ASSETS(D)<F6>   ASSETS(D)<F6>    NET ASSETS       NET ASSETS
------------- ------------- ------  ------------- ------  -------------   -------------  --------------- ---------------

     --          (.02)      $1.00       1.94%     123,283      .94%           1.92%            .94%           1.92%
     --           .00(e)    $1.00        .30%(c)  134,216      .94%(b)         .35%(b)         .94%(b)         .35%(b)
                    <F7>                    <F5>                  <F4>            <F4>            <F4>            <F4>
     --           .00(e)    $1.00        .34%     142,541      .90%            .34%            .90%            .34%
                    <F7>
     --          (.01)      $1.00       1.09%     136,663      .92%           1.06%            .92%           1.06%
     --          (.03)      $1.00       3.37%     142,125      .96%           3.23%            .96%           3.23%
     --          (.06)      $1.00       5.64%     113,595      .80%           5.50%            .80%           5.50%

     --          (.01)      $1.00       1.32%       1,857     1.56%           1.22%           1.56%           1.22%
     --          (.00)(e)   $1.00        .09%(c)    3,306     1.18%(b)         .11%(b)        1.56%(b)        (.27%)(b)
                     <F7>                   <F5>                  <F4>            <F4>            <F4>             <F4>
     --           .00(e)    $1.00        .10%       3,974     1.16%            .10%           1.53%           (.27%)
                    <F7>
     --          (.01)      $1.00        .47%       7,521     1.52%            .45%           1.54%            .43%
     --          (.03)      $1.00       2.75%       6,674     1.60%           2.40%           1.60%           2.40%
     --          (.05)      $1.00       5.05%       3,332     1.40%           4.94%           1.40%           4.94%

     --          (.01)      $1.00       1.32%         486     1.55%           1.38%           1.55%           1.38%
     --           .00(e)    $1.00        .09%(c)      138     1.15%(b)         .11%(b)        1.56%(b)        (.30%)(b)
                    <F7>                    <F5>                  <F4>            <F4>            <F4>             <F4>

     --           .00(e)    $1.00        .08%(c)      129     1.01%(b)         .10%(b)        1.15%(b)        (.40%)(b)
                    <F7>                    <F5>                  <F4>            <F4>            <F4>             <F4>

     --          (.02)      $1.00       2.34%      31,611      .56%           2.31%            .56%           2.31%
     --          (.01)      $1.00        .62%(c)   44,672      .56%(b)         .76%(b)         .56%(b)         .76%(b)
                                            <F5>                  <F4>            <F4>            <F4>            <F4>
     --          (.01)      $1.00        .72%      33,617      .53%            .73%            .53%            .73%
     --          (.01)      $1.00       1.49%      55,321      .54%           1.43%            .54%           1.43%
     --          (.04)      $1.00       3.78%      62,250      .56%           3.57%            .56%           3.57%
     --          (.06)      $1.00       6.01%      32,800      .50%           6.00%            .50%           6.00%

(a)<F3>   Excludes sales charge.
(b)<F4>   Annualized.
(c)<F5>   Not annualized.
(d)<F6>   After expense reimbursement from the Advisor, where applicable.
(e)<F7>   Number rounds to less than one cent.

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.
                               CASH RESERVE FUND

                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2005

1. SIGNIFICANT ACCOUNTING POLICIES --

North Track Funds, Inc. ("North Track"), registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, currently offers nine mutual fund series: Cash Reserve Fund, Wisconsin Tax-Exempt Fund, S&P 100 Index Fund, ArcaEx Tech 100 Index Fund (formerly the PSE Tech 100 Index Fund), Geneva Growth Fund, Dow Jones Equity Income 100 Plus Fund, Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S. Financial 100 Plus Fund and Strategic Allocation Fund. This report presents information only for the Cash Reserve Fund (the "Fund"). Information regarding the other funds is presented in a separate report. The assets and liabilities of each fund are segregated and a shareholder's interest is limited to the fund in which the shareholder owns shares.

The following is a summary of the significant accounting policies of the Fund:

   a)   Valuation of Investments
        Money market investments are valued at amortized cost, which the Board of Directors has determined in good faith constitutes fair value. The Fund's use of amortized cost is subject to the Fund's compliance with certain conditions as specified under Rule 2a-7 of the 1940 Act.

   b)   Security Transactions
        Security transactions are recorded on a trade date basis. Interest income is recognized on an accrual basis. Discounts (including both original and market discounts) and premiums on securities purchased are amortized over the lives of the respective securities using the effective yield method. Acquisition discount assumes a constant accretion to the expected maturity date.

   c)   Federal Income Taxes
        Provision has not been made for Federal income taxes because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to distribute all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for Federal income or excise taxes is necessary.

        As of October 31, 2005, the Fund had a capital loss carryforward of $37,028 which consists of $11,600 that expires in 2012 and $25,428 that expires in 2013 and are available to offset future realized capital gains and thereby reduce future capital gain distributions.

        The character of distributions made during the year from net investment income or net realized gains for financial reporting purposes may differ from their characterization for Federal income tax purposes due to differences in the recognition of income, expense or gain items for financial reporting and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. At October 31, 2005, the components of distributable earnings on a tax basis included $111,953 of ordinary income. In 2005, the tax character of distributions included $3,514,700 of ordinary income.

        There is no difference between cost basis of investments for financial reporting and Federal income tax purposes.

   d)   Expense Allocation
        Expenses associated with a specific North Track fund are accrued to that fund. Common expenses are allocated between the funds based upon the ratio of the net assets of the funds, or other equitable means. Expenses directly attributed to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

   e)   Distributions to Shareholders
        Dividends from net investment income of the Fund are declared daily and paid monthly. Generally, payment is made or reinvestment is credited to shareholders as of the last business day of the month. There is no difference between unrealized appreciation (depreciation) for financial reporting and tax purposes. Net realized capital gains, if any, are distributed at least annually. Any short-term capital gains are included in ordinary income for tax purposes.

   f)   Use of Estimates
        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH RELATED PARTIES --

On June 1, 2005, North Track entered into an Investment Advisory Agreement with Ziegler Capital Management, LLC ("ZCM") (with whom certain officers and directors of North Track are affiliated) to serve as the investment advisor for the Fund. ZCM is a wholly owned subsidiary of The Ziegler Companies, Inc. Under the Investment Advisory Agreement, the Fund pays ZCM a monthly fee at an annual rate of .20% of the average daily net assets of the Fund.

North Track has an Administrative Services Agreement with B.C. Ziegler and Company ("BCZ") (with whom certain officers and directors of North Track and ZCM are affiliated), to provide general office facilities and supervise the overall administration of the Fund. BCZ is a wholly owned subsidiary of The Ziegler Companies, Inc. For these services, the Fund pays BCZ a monthly fee at an annual rate of .15% of the first $200 million of the Fund's average daily net assets and .10% of the Fund's average daily net assets over $200 million.

North Track also has an Accounting and Pricing Agreement with BCZ to provide fund accounting and pricing services to the Fund. Under the Accounting and Pricing Agreement, the Fund pays BCZ a monthly fee based on a $13,000 annual base fee plus .05% annually of the first $100 million of average daily net assets, .03% of the next $100 million of average daily net assets, and .01% of the next $300 million of average daily net assets. There is no additional charge for assets in excess of $500 million.

The fees for the above mentioned services are reflected in the Statement of Operations.

North Track has adopted a 12b-1 Distribution Plan (the "Plan") pursuant to the 1940 Act and has entered into a Distribution Agreement with BCZ. Under the Plan, the Fund pays a fee of .15% of average daily net assets of Class X shares and 1.00% of the average daily net assets of Class B and Class C shares as compensation for services provided and expenses incurred by BCZ, including amounts paid to brokers or dealers as compensation for sales support and distribution activities. There are no 12b-1 fees for Class Y shares. Fees incurred under the Plan during the year ended October 31, 2005 are reflected in the Statement of Operations.

3. LINE OF CREDIT --

North Track has an available line of credit of $15,000,000. However, the Fund's borrowings, by investment restriction, cannot exceed 10% of the total assets of the Fund. Interest expense incurred in connection with such borrowings was not material during the year. Borrowings under this arrangement bear interest approximating the then current prime rate. North Track pays a commitment fee of 30 basis points per annum on the unused portion of the line. The Fund's policies allow borrowings for temporary or emergency purposes. The average rate on outstanding borrowings was 5.49% for the year ended October 31, 2005. The Fund had no outstanding borrowings at October 31, 2005. Total available capacity under the North Track line of credit was $15,000,000 at October 31, 2005.

4. SECURITIES LENDING --

The Fund may lend securities from time to time in order to earn additional income. The Fund receives initial collateral in the form of cash or U.S. Treasury obligations against the loaned securities of at least 102% and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The Fund also continues to receive interest or dividends on the securities loaned. The cash collateral is invested in cash equivalents authorized by the Fund. The cash equivalents are limited to securities issued by or fully guaranteed by the U.S. Government; securities issued by agencies or enterprises of the U.S. Government and securities meeting pre-established rating criteria. Invested collateral must also meet maturity requirements. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan is attributed to the Fund. As with other extensions of credit, there is a risk of delay in recovering a loaned security if the borrower defaults. Securities lending will only be done with parties that North Track deems credit worthy. At October 31, 2005, the Fund did not have any securities on loan.

5. CAPITAL SHARE TRANSACTIONS --

   (a) North Track has authorized common stock of 10 billion shares with a par value of $.001 per share. Its shares are currently divided into nine mutual fund series as described in Note 1. The authorized shares of common stock may be allocated to any of the existing funds or to new funds as determined by the Board of Directors. The shares of each fund have equal rights and privileges with all other shares of that Fund. The Fund has designated four classes of shares: Class X (Retail Shares); Class B (CDSC Retail Shares); Class C (CDSC Retail Shares); and Class Y (Institutional Shares).

   (b) Capital share activity, in thousands, for the year ended December 31, 2003, 10 months ended October 31, 2004, and the year ended October 31, 2005 was as follows:

                                          CLASS X          CLASS B        CLASS C      CLASS Y
                                          -------          -------        -------      -------
                                                                         (INCEPTION
                                                                         5/1/2003)
          SHARES OUTSTANDING
            AT DECEMBER 31, 2002           136,645          7,519             --         55,323
            Shares issued                  284,583          2,686            733        261,527
            Shares reinvested                  514              6             --             76
            Shares redeemed               (279,217)        (6,239)          (604)      (283,309)
                                          --------         ------         ------       --------
          SHARES OUTSTANDING
            AT DECEMBER 31, 2003           142,525          3,972            129         33,617
            Shares issued                  209,612          2,047            761        210,739
            Shares reinvested                  429              3             --             36
            Shares redeemed               (218,357)        (2,718)          (752)      (199,718)
                                          --------         ------         ------       --------
          SHARES OUTSTANDING
            AT OCTOBER 31, 2004            134,209          3,304            138         44,674
            Shares issued                  231,343            304          2,863        295,549
            Shares reinvested                2,704             27             11             71
            Shares redeemed               (244,961)        (1,780)        (2,525)      (308,676)
                                          --------         ------         ------       --------
          SHARES OUTSTANDING
            AT OCTOBER 31, 2005            123,295          1,855            487         31,618
                                          --------         ------         ------       --------
                                          --------         ------         ------       --------

   (c) A contingent deferred sales charge ("CDSC") is imposed on redemptions made in Class B shares. The CDSC varies depending on the number of years from purchase of Class B shares until the redemption. Class B shares convert to Class X shares after eight years.

          YEAR SINCE PURCHASE                                 CDSC %
          -------------------                                 ------
          One year or less                                      5%
          More than 1 year, but less than 3 years               4%
          3 years, but less than 4 years                        3%
          4 years, but less than 5 years                        2%
          5 years, but less than 6 years                        1%
          Over 6 years                                         None

   (d) A CDSC of 1.00% is imposed on Class C share redemptions made within 18 months from the date of purchase.

                            NORTH TRACK FUNDS, INC.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of North Track Cash Reserve Fund:

   We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cash Reserve Fund, one of the portfolios constituting North Track Funds, Inc. (the "Fund") as of October 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets and financial highlights for the year then ended, the statements of changes in net assets and financial highlights for the ten-month period ended October 31, 2004 and the year ended December 31, 2003 and the financial highlights for the year ended December 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Fund's financial highlights for the periods ended prior to December 31, 2002, were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated January 18, 2002.

   We conducted our audit in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cash Reserve Fund as of October 31, 2005, the results of its operations, changes in net assets and financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

/s/Deloitte & Touche LLP

Chicago, Illinois
December 27, 2005

                             DIRECTORS AND OFFICERS

The directors and officers of North Track Funds, Inc. as of October 31, 2005 are listed below, together with their principal occupations during the past five years. The current Statement of Additional Information for the Funds contains additional information about the directors and officers and is available, without charge, upon request by calling North Track toll free at 1-800-826-4600.

                                                                                                        NUMBER OF    OTHER
                                      TERM OF                                                           NORTH TRACK  DIRECTORSHIPS/
                         POSITION(S)  OFFICE AND                                                        FUNDS        TRUSTEESHIPS
NAME, ADDRESS            HELD WITH    LENGTH OF         PRINCIPAL OCCUPATION(S)                         OVERSEEN     HELD BY
AND DATE OF BIRTH        NORTH TRACK  TIME SERVED1<F8>  DURING PAST FIVE YEARS                          BY DIRECTOR  DIRECTOR2<F9>
-----------------        -----------  ----------------  -----------------------                         -----------  -------------

INDEPENDENT DIRECTORS:
Marcia L. Wallace        Director     Since 2001        Retired; Senior Vice President in Global        9            The Exchange
9122 Midnight Pass Road                                 Trust Services and Institutional Custody,                    Traded Trust
Sarasota, FL 34242                                      First Chicago NBD/Bank One from 1985 to 1999.
Birthdate: 12-2-47

James G. DeJong          Director     Since 2001        President and Managing Shareholder, O'Neil,     9            The Exchange
250 E. Wisconsin Ave.                                   Cannon, Hollman & DeJong S.C. (law firm)                     Traded Trust
Suite 2000                                              since 1987.
Milwaukee, WI 53202
Birthdate: 10-18-51

Brian J. Girvan          Director     Since 2003        Partner, Ascent Venture Management, Inc.        9            The Exchange
250 E. Wisconsin Ave.                                   since August 2003; Chief Operating                           Traded Trust
Suite 2000                                              Officer and Chief Financial Officer, Argo
Milwaukee, WI 53202                                     Global Capital, LLC (venture capital company)
Birthdate: 10-20-55                                     from 2001 to 2003; Senior Vice President and
                                                        Division Executive, Fidelity Investments from
                                                        1999 to 2001; Senior Vice President and Group
                                                        CFO, Fidelity Investments from 1998 to 1999.

Cornelia Boyle           Director     Since 2003        Currently Retired; Executive Vice President     9            The Exchange
46 Twin Lake Villa Road                                 and Chief Operations Officer, AIG SunAmerica                 Traded Trust
New London, NH 03257                                    Retirement Markets, Inc., from 2000 to 2003;
Birthdate: 09-23-53                                     and Executive Vice President, Fidelity
                                                        Investments from 1996 to 2000.

INTERESTED DIRECTORS AND OFFICERS:
John J. Mulherin3<F10>   Director     Since 2003        Chief Executive Officer, The Ziegler            9            The Exchange
250 E. Wisconsin Ave.                                   Companies, Inc. since February 2000;                         Traded Trust
Suite 2000                                              Chief Administrative Officer at Villanova
Milwaukee, WI 53202                                     Capital (asset management group of Nationwide
Birthdate: 5-18-51                                      Insurance) from June 1999 to February 2000.

David G. Stoeffel        President    Since 2003        President and Director, Ziegler Capital         N/A          N/A
250 E. Wisconsin Ave.                                   Management, LLC since 2005.  Senior
Suite 2000                                              Managing Director and Head of Asset
Milwaukee, WI 53202                                     Management, B.C. Ziegler and Company
Birthdate: 10-20-58                                     since 2003.  President, The Exchange Traded
                                                        Trust since 2005.  Senior Vice President and
                                                        Director of Mutual Funds  Marketing and
                                                        Administration, Nomura Asset Management
                                                        U.S.A., Inc. from  1998 to 2003.

Franklin P. Ciano        Chief        Since 1996        Senior Vice President and Chief Financial       N/A          N/A
250 E. Wisconsin Ave.    Financial                      Officer, Ziegler Capital Management, LLC
Suite 2000               Officer and                    since 2005.  Manager of North Track
Milwaukee, WI 53202      Treasurer                      Operations, B.C. Ziegler and Company
Birthdate: 4-26-52                                      since 1996.  Treasurer, The Exchange Traded
                                                        Trust since 2005.

S. Charles O'Meara       Secretary    Since 2003        Secretary and Director, Ziegler Capital         N/A          N/A
250 E. Wisconsin Ave.                                   Management, LLC since 2005.  General
Suite 2000                                              Counsel, Senior Vice President and Secretary,
Milwaukee, WI 53202                                     The Ziegler Companies, Inc. and B.C. Ziegler
Birthdate: 2-13-50                                      and Company since 1993.  Secretary, The
                                                        Exchange Traded Trust since 2005.

Jon Kiekhofer            Chief        Since 2004        Chief Compliance Officer, The Exchange          N/A          N/A
250 E. Wisconsin Ave.    Compliance                     Traded Trust since 2005.  Client Manager,
Suite 2000               Officer                        UMB Fund Services, Inc., from 1999 to 2004.
Milwaukee, WI 53202
Birthdate: 12-20-58

1<F8> Officers of North Track serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of North Track serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders only as and when required under the 1940 Act.
2<F9> Only includes directorships held in a company with a class of securities registered pursuant to Section 12 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934 or any company registered as an investment company under the 1940 Act.
3<F10> Mr. Mulherin is considered to be an "interested person" (as defined in the 1940 Act) of North Track because he is Chief Executive Officer of The Ziegler Companies, Inc.

                        EXPENSE INFORMATION (UNAUDITED)

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2005 to October 31, 2005.

ACTUAL EXPENSES

For each Fund class, the first line of the table below provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each Fund class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

CASH RESERVE FUND

                                              BEGINNING ACCOUNT     ENDING ACCOUNT         EXPENSES PAID DURING
                                                 VALUE 5/1/05       VALUE 10/31/05     PERIOD 5/1/05-10/31/05*<F11>
                                              -----------------     --------------     ----------------------------
Class X
Actual                                            $1,000.00           $1,012.10                   $4.77
Hypothetical (5% return before expenses)          $1,000.00           $1,020.47                   $4.79

Class B
Actual                                            $1,000.00           $1,008.90                   $7.90
Hypothetical (5% return before expenses)          $1,000.00           $1,017.34                   $7.93

Class C
Actual                                            $1,000.00           $1,008.90                   $7.85
Hypothetical (5% return before expenses)          $1,000.00           $1,017.39                   $7.88

Class Y
Actual                                            $1,000.00           $1,014.00                   $2.84
Hypothetical (5% return before expenses)          $1,000.00           $1,022.38                   $2.85

*<F11> Expenses are equal to the annualized expense ratio for each class (X:
       .94%; B: 1.56%; C: 1.55%; Y: .56%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

                   BOARD APPROVAL OF THE INVESTMENT ADVISORY
                      AGREEMENT FOR THE CASH RESERVE FUND

The Investment Company Act of 1940, as amended, requires that the annual renewal of the Advisory Agreements be approved by the vote of a majority of the Board of Directors who are not parties to the Advisory Agreements or "interested persons" of the Fund (as that term is defined in the Investment Company Act of 1940) (the "Independent Directors"), cast in person at a meeting called for the purposes of voting on such approval. At its meeting held August 19, 2005, the Independent Directors of the North Track Funds, Inc. ("North Track") approved the investment advisory agreement (the "Advisory Agreement") between North Track and Ziegler Capital Management, LLC (the "Advisor") with respect to the North Track Cash Reserve Fund.

The Directors' approval was based on its consideration and evaluation of a variety of factors, which included, among other things: (1) the nature, extent and quality of the services provided by the Advisor; (2) the performance of the Fund in comparison to its benchmark index and a peer group of mutual funds; (3) the management fees and the total operating expenses of the Fund, including comparative information with respect to a peer group of mutual funds; (4) the profitability of the Advisor with respect to the Fund; and (5) the extent to which economies of scale may be realized as the Fund grows.

To facilitate the evaluation of the foregoing factors, the Advisor provided various materials and information to the Board. In addition, the Directors retained the service of independent consultants to assist in the compilation, review and analysis of the information provided by the advisor and additional information provided by the consultants. Throughout the process, the Independent Directors were represented by independent legal counsel and also utilized the services of Fund counsel. The information and materials provided to the Board include:

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISOR

  o The Investment Advisory Agreement dated December 31, 1998, between North Track, on behalf of the Cash Reserve Fund, and the Advisor;

  o  A summary of service providers to North Track;

  o  A summary of the Advisor's investment process and investment philosophy;

  o  A summary of the organizational structure of the Advisor;

  o Biographical information regarding the portfolio management team for the Fund;

  o  A summary of the facilities used and provided by the Advisor; and

  o  The Advisor's current Form ADV.

THE PERFORMANCE, FEES AND EXPENSES OF THE FUND

  o  An analysis of the Fund's sales and redemption activity;

  o  An investment performance assessment for the Fund;

  o A Section 15(c) Report prepared by Lipper, Inc. comparing the expenses and performance of the Fund against peer groups and standardized indices; and

  o Information on the Fund's net expense ratios, performance and Lipper ratings to a peer group of funds.

THE PROFITABILITY OF THE ADVISOR

  o  A profitability analysis prepared by management of the Advisor;

  o An independent advisor profitability study prepared by an independent consultant; and

  o  Portions of the Advisor's financial statements for the 2004 fiscal year.

ECONOMIES OF SCALE

  o  A comparison of North Track breakpoints versus expense peers; and

  o  A memorandum regarding economies of scale.

The Board did not consider or review the scope of services or fees that the Advisor provides to other clients, because, at the time, the Advisor did not provide investment management services to other mutual fund companies.

In addition to the foregoing documents and information, the Board also considered a memorandum it previously received from legal counsel to North Track, which outlined the duties and responsibilities of the Board of Directors in connection with approval of investment advisory agreements and summarized relevant case law on this issue.

After reviewing and discussing this information, and taking into account other information routinely provided to the Board at its regular quarterly meetings throughout the year regarding the quality of the services provided by the Advisor, including investment management, portfolio trading and compliance functions, the performance of the Fund, regulatory compliance issues and related matters, the Independent Directors concluded that:

  o The nature and extent of the services provided by the Advisor (a) is appropriate for the investment objectives and programs of the Fund and assure that the Fund's operations are conducted in compliance with applicable laws, rules and regulations; (b) the quality of the services provided by the Advisor are acceptable; (c) the Advisor has appropriate and sufficient knowledge and experience in order to manage the Fund; and
     (d) the Advisor is committed to the proper management and success of the Fund;

  o Although the Cash Reserve Fund has underperformed its peer group, the Fund's performance has been affected by the more conservative nature of the Fund's investment strategy;

  o The operating expenses of the Fund compare favorably to its peer groups, and the operating expenses are fair and reasonable based on the nature, scope and quality of the services provided to the Fund;

  o The level of profitability realized by the Advisor from its provision of services to the Fund is reasonable;

  o The Advisor has sufficient financial resources and revenues to enable it to finance the provision and delivery of the services it is obligated to provide under the Advisory Agreement; and

  o The breakpoints that exist for the Fund are competitive with a peer group of funds. The Fund's breakpoints provide for a fair sharing of any economies of scale that may be realized as the Funds asset group.

Based on the factors and conclusions discussed above, the Board, including all of the Independent Directors, approved the Advisory Agreement.

NORTH TRACK FUNDS, INC.

1-800-826-4600

250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin 53202

INVESTMENT ADVISOR

Ziegler Capital Management LLC
250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin 53202

OFFICERS AND DIRECTORS

Marcia L. Wallace, Director
James G. DeJong, Director
Brian J. Girvan, Director
Cornelia Boyle, Director
John J. Mulherin, Director
David G. Stoeffel, President and CEO
Franklin P.Ciano, CFOand Treasurer
Jon Kiekhofer, Chief Compliance Officer
S. Charles O'Meara, Secretary

DISTRIBUTOR

B.C. Ziegler and Company
250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin 53202

ACCOUNTING/PRICING AGENT

B.C. Ziegler and Company
215 North Main Street
West Bend, Wisconsin 53095

TRANSFER AND DIVIDEND DISBURSING AGENT

PFPC Inc.
101 Sabin Street
Pawtucket, Rhode Island 02860

CUSTODIAN

Union Bank of California
350 California Street
San Francisco, California 94104

COUNSEL

Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606

250 East Wisconsin Avenue o  Suite 2000  o Milwaukee, Wisconsin 53202-4298

(NORTH TRACK LOGO)
INDEX FUNDS WITH ADVICE

ANNUAL REPORT

SHAREHOLDER INFORMATION
1-800-826-4600
www.northtrackfunds.com

This report was prepared for the information of shareholders of North Track Funds, Inc., and may not be used in connection with the offering of securities unless preceded or accompanied by a current prospectus.

A05 NT178-12/05

ITEM 2.  CODE OF ETHICS.

As the end of the period covered by this report on Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR) that applies to the Registrant's principal executive officer, principal financial officer and principal accounting officer.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.
Brian J. Girvan, a director of the Registrant, has been determined to be an audit committee expert, and he is "independent" within the meaning of Item 3(a)(2) of Form N-CSR. Mr. Girvan is currently a partner with Ascent Venture Management, Inc. a venture capital firm. From January 2001 to July 2003, he was Chief Operating Officer and Chief Financial Officer of Argo Global Capital, LLC (a venture capital firm). In such capacities, Mr. Girvan managed the firm's finances and supervised the preparation of financial statements. Previously, he had served in various official capacities for Fidelity Investments where he had overall responsibility for financial controls and supervised the preparation of division budgets, business plans and financial statements. Mr. Girvan also served as Senior Vice President, Chief Financial Officer and Treasurer for PIMCO Advisors (and its predecessors), where he made filings of financial statements and was a fund treasurer. Mr. Girvan received a B.B.A. in Accounting from Manhattan College and is a CPA.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following table sets forth information as to the fees for audit, audit-related, tax and other services and products provided to the Registrant by Deloitte & Touche LLP, the Registrant's principal accountant, for each of the last two fiscal years.

                                   FISCAL YEAR ENDED OCTOBER 31,
                                   -----------------------------

                                   2004                 2005
                                   ----                 ----
Audit Fees(1)<F12>                 $200,250             $188,000
Audit-Related Fees(2)<F13>         $      0             $      0
Tax Fees(3)<F14>                   $ 22,750             $ 26,650
All Other Fees(4)<F15>             $  6,500             $      0
TOTAL                              $229,500             $214,650

(1)<F12> This category relates to professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.
(2)<F13> This category relates to assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under "Audit Fees" above.
(3)<F14> This category relates to professional services rendered by the principal accountant for tax compliance, tax advice and tax planning. In 2004 and 2005, the tax services provided by Registrant's principal accountant specifically related to assistance in the preparation of income and excise tax returns, determination of capital gains, dividends and interest income and the distribution thereof, wash sale testing and tax analysis and advice.
(4)<F15> This category relates to products and services provided by the principal accountant other than those reported under "Audit Fees," "Audit-Related Fees," and "Tax Fees" above. In 2004, the other services provided by Registrant's principal accountant specifically related to assistance in obtaining IRS permission to revoke applicable elections for excise tax purposes as a result of a change in the fiscal year-end from December 31 to October 31 for the Wisconsin Tax-Exempt and Cash Reserve Funds, two mutual fund series of the Registrant. The elections required these funds to calculate their capital gain net income for excise tax purposes using a December 31 year-end.

Deloitte & Touche LLP did not bill any amounts over the last two fiscal years for services or products provided to Ziegler Capital Management, LLC ("Ziegler"), the Registrant's investment advisor, or any entity controlling, controlled by or under common control with Ziegler that provides ongoing services for the Registrant, other than $5,000 and $7,500 billed to Ziegler in each of fiscal years 2004 and 2005, respectively, for agreed upon procedures related to a review of certain reports prepared by Ziegler in connection with purchases and sales of Class B shares of the mutual fund series of the Registrant. The Registrant's audit committee determined that the provision by Deloitte & Touche LLP of such non-audit services to Ziegler is compatible with maintaining the independence of such accounting firm relative to the Registrant.

The audit committee of the Registrant's Board of Directors has not adopted any pre-approval policies and procedures (as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X) regarding the provision of audit or non-audit services to the Registrant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this Registrant because it is not a "listed issuer" within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6.  SCHEDULE OF INVESTMENTS.

The required Schedule of Investments in securities of unaffiliated issuers is included as part of the Registrant's Annual Report to shareholders dated as of October 31, 2005 provided under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this Registrant because it is not a closed-end management investment company.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this Registrant because it is not a closed-end management investment company.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

Not applicable to this Registrant because it is not a closed-end management investment company.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)  Disclosure Controls and Procedures.  The Registrant's management, with the
     ----------------------------------
     participation of its principal executive and principal financial officers, has evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), as of a date within 90 days of the filing date of the report on Form N-CSR. Based on such evaluation, the Registrant's principal executive and financial officers have concluded that the design and operation of the Registrant's disclosure controls and procedures are effective in providing reasonable assurance that the information required to be disclosed on Form N-CSR is recorded, processed, summarized and reported within the applicable time periods.

(b)  Changes in Internal Control Over Financial Reporting.  There were no
     ----------------------------------------------------
     changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.    DESCRIPTION OF EXHIBIT
-----------    ----------------------
12(a)(1)       The Code of Ethics for the Registrant's Principal Executive,
               Financial and Accounting Officers referred to in Item 2 was filed as Exhibit 12(a)(1) to the Registrant's Certified
               Shareholder Report on Form N-CSR filed on January 5, 2005, and is incorporated herein by reference.

12(a)(2)-1     Certification of Principal Executive Officer Required by
               Section 302 of the Sarbanes-Oxley Act of 2002

12(a)(2)-2     Certification of Principal Financial Officer Required by
               Section 302 of the Sarbanes-Oxley Act of 2002

12(b) Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 5th day of January, 2006.

                                   NORTH TRACK FUNDS, INC.

                                   By:  /s/ David G. Stoeffel
                                        ----------------------------------------
                                        David G. Stoeffel, President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities indicated on this 5th day of January, 2006.

                                   By:  /s/ David G. Stoeffel
                                        ----------------------------------------
                                        David G. Stoeffel, President
                                        (Principal Executive Officer)

                                   By:  /s/ Franklin P. Ciano
                                        ----------------------------------------
                                        Franklin P. Ciano, Chief Financial
                                        Officer and Treasurer
                                        (Principal Financial Officer)